Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Level 3 Communications, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

LEVEL 3 COMMUNICATIONS, INC.
1025 Eldorado Boulevard
Broomfield, CO 80021

April 7, 2015

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of Level 3 Communications, Inc. ("Level 3") to be held at 9:00 a.m. on May 21, 2015, at the Level 3 Communications Headquarters, 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

        At the Annual Meeting, you will be asked to consider and act upon the following matters:

  •
  the election to our Board of Directors of 11 directors, each for a one-year term until the 2016 Annual Meeting of Stockholders or until their successors have been elected and qualified; and

  •
  the approval of the Level 3 Communications, Inc. Stock Incentive Plan; and

  •
  the ratification of the extension of our Rights Agreement that is designed to protect our U.S. net operating loss carryforwards from limitations pursuant to Section 382 under the U.S. Internal Revenue Code of 1986, as amended; and

  •
  the approval of the named executive officer executive compensation, which vote is on an advisory basis; and

  •
  a stockholder proposal regarding proxy access; and

  •
  the transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        Our Board of Directors recommends that you:

  •
  elect the 11 nominees for director, each for a one-year term until the 2016 Annual Meeting of Stockholders;

  •
  approve the Level 3 Communications, Inc. Stock Incentive Plan;

  •
  ratify the extension of our Rights Agreement;

  •
  approve the named executive officer compensation on an advisory basis; and

  •
  vote against the stockholder proposal regarding proxy access.

        See "ELECTION OF DIRECTORS PROPOSAL," "STOCK INCENTIVE PLAN PROPOSAL," "RATIFICATION OF RIGHTS AGREEMENT PROPOSAL," "VOTE ON COMPENSATION PROPOSAL" and "STOCKHOLDER PROPOSAL."

        Following the completion of the formal business portion of the Annual Meeting, members of our senior management will be making a presentation. We expect that this presentation will be followed by an open question and answer session with members of our senior management. We anticipate that the Annual Meeting will conclude at the end of the question and answer period, but in any event promptly at 11:00 a.m.

        Information concerning the matters to be considered and voted upon at the Annual Meeting is contained in the attached Notice of Annual Meeting and Proxy Statement. It is important that your shares be represented at the Annual Meeting, regardless of the number you hold. To ensure your representation at the Annual Meeting, if you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive. If you do not wish to vote in person or if you will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that was previously mailed to you, or, if you requested or otherwise received printed copies of the proxy materials, you can also vote by mail, by telephone or over the Internet as instructed on the proxy card that you received. If you attend the Annual Meeting, you may vote in person even if you have previously returned a proxy card.

Sincerely,

James O. Ellis, Jr. Chairman of the Board

LEVEL 3 COMMUNICATIONS, INC.
1025 Eldorado Boulevard
Broomfield, CO 80021

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

To be held May 21, 2015

To the Stockholders of Level 3 Communications, Inc.:

        The 2015 Annual Meeting of Stockholders or any adjournment or postponement thereof (the "Annual Meeting") of Level 3 Communications, Inc., a Delaware corporation ("Level 3" or "our"), will be held at the Headquarters of Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021 at 9:00 a.m. on May 21, 2015, for the following purposes:

  1.
  To elect to our Board of Directors 11 directors, each for a one-year term until the 2016 Annual Meeting of Stockholders or until their successors have been elected and qualified; and

  2.
  To approve the Level 3 Communications, Inc. Stock Incentive Plan; and

  3.
  To ratify the extension of our Rights Agreement that is designed to protect our U.S. net operating loss carryforwards from limitations pursuant to Section 382 under the U.S. Internal Revenue Code of 1986, as amended; and

  4.
  To approve the named executive officer executive compensation, which vote is on an advisory basis; and

  5.
  To consider a stockholder proposal regarding proxy access; and

  6.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

        The Board of Directors has fixed the close of business on March 31, 2015 as the record date for the determination of the holders of our common stock entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only holders of record of Level 3 common stock at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. As of May 11, 2015, ten days prior to the Annual Meeting, a list of stockholders entitled to notice of the Annual Meeting and that have the right to vote at the Annual Meeting will be available for inspection at the Level 3 offices located at 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

        The 11 nominees for director will be elected by a plurality of the votes cast by holders of our common stock present in person or by proxy and entitled to vote at the Annual Meeting.

        The ratification of rights agreement proposal requires the affirmative vote of stockholders holding at least a majority of the outstanding shares of our common stock.

        Each of the other proposals to be considered at the Annual Meeting requires the affirmative vote of a majority of the votes cast by holders of our common stock present in person or by proxy and entitled to vote at the Annual Meeting. Because the stockholder proposal regarding proxy access is a non-binding resolution, we will not be required to take the requested action if the proposal is approved; however, we will reevaluate our recommendation if the proposal is approved.

        The matters to be considered at the Annual Meeting are more fully described in the accompanying Proxy Statement, which forms a part of this Notice.

        ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, IF YOU DO NOT WISH TO VOTE IN PERSON OR IF YOU WILL NOT BE ATTENDING THE ANNUAL MEETING, YOU MAY VOTE BY PROXY. YOU CAN VOTE BY PROXY OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS PROVIDED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS THAT WAS PREVIOUSLY MAILED TO YOU, OR, IF YOU REQUESTED OR OTHERWISE RECEIVED PRINTED COPIES OF THE PROXY MATERIALS, YOU CAN ALSO VOTE BY MAIL, BY TELEPHONE OR OVER THE INTERNET AS INSTRUCTED ON THE PROXY CARD THAT YOU RECEIVED. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THAT STOCKHOLDER HAS RETURNED A PROXY.

Dated: April 7, 2015	By Order of the Board of Directors
John M. Ryan Executive Vice President and Secretary

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 21, 2015: The Level 3 Communications, Inc. Proxy Statement for the 2015 Annual Meeting of Stockholders and the 2014 Annual Report to Stockholders are available at http://www.proxyvote.com.

ii

LEVEL 3 COMMUNICATIONS, INC.
1025 Eldorado Boulevard
Broomfield, CO 80021

PROXY STATEMENT
April 7, 2015

2015 ANNUAL MEETING OF STOCKHOLDERS
May 21, 2015

        We are furnishing you this Proxy Statement in connection with the solicitation of proxies on behalf of the Board of Directors of Level 3 Communications, Inc. ("Level 3," the "company," "we," "us," or "our") to be voted at the Annual Meeting of Stockholders to be held on May 21, 2015, or any adjournment or postponements thereof (the "Annual Meeting"). This Proxy Statement, the Notice of Annual Meeting, the accompanying Proxy and the Annual Report to Stockholders are first being mailed or made available to Stockholders on or about April 8, 2015. We sometimes refer to our Board of Directors as the "Board" and to this document as the "Proxy Statement."

BACKGROUND INFORMATION

Why am I receiving these materials?

        Our Board of Directors has made these materials available to you in connection with the Board's solicitation of proxies for use at the Annual Meeting, which will take place on May 21, 2015. Our stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

What is included in these materials?

        These materials include:

  •
  Our Proxy Statement for the Annual Meeting; and

  •
  Our 2014 Annual Report to Stockholders, which includes our audited consolidated financial statements.

        If you received printed versions of these materials by mail, these materials also include the proxy card for the Annual Meeting. These materials can also be viewed online at http://www.proxyvote.com.

How can I get electronic access to the proxy materials?

        The Notice of Internet Availability of Proxy Materials (the "Notice") provides you with instructions regarding how to:

  •
  View our proxy materials for the Annual Meeting on the Internet; and

  •
  Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and is more environmentally friendly. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by email will remain in effect until you terminate it.

Where will the Annual Meeting be held?

        The Annual Meeting will be held at our headquarters, 1025 Eldorado Boulevard, Broomfield, Colorado 80021 at 9:00 a.m. on May 21, 2015. If you would like directions to the Annual Meeting, please see our website at http://investors.level3.com/2015annualmeeting.

Will senior management be making a presentation at the Annual Meeting?

        Yes, following the completion of the formal business portion of the Annual Meeting, members of our senior management will be making a presentation. We expect that this presentation will be followed by an open question and answer session with members of our senior management. We anticipate that the Annual Meeting will conclude at the end of the question and answer period but in any event promptly at 11:00 a.m.

What items will be voted on at the Annual Meeting?

        The following are the items that will be voted on at the Annual Meeting:

  1.
  To elect to our Board of Directors 11 directors, each for a one-year term until the 2016 Annual Meeting of Stockholders or until their successors have been elected and qualified; and

  2.
  To approve the Level 3 Communications, Inc. Stock Incentive Plan; and

  3.
  To ratify the extension of our Rights Agreement that is designed to protect our U.S. net operating loss carryforwards from limitations pursuant to Section 382 under the U.S. Internal Revenue Code of 1986, as amended; and

  4.
  To approve the named executive officer executive compensation, which vote is on an advisory basis; and

  5.
  To consider a stockholder proposal regarding proxy access; and

  6.
  To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

What are our Board of Directors' voting recommendations?

        Our Board of Directors recommends that you elect the 11 nominees for director, each for a one-year term until the 2016 Annual Meeting of Stockholders.

        Our Board of Directors also recommends that you vote:

  •
  for approval of the Level 3 Communications, Inc. Stock Incentive Plan;

  •
  to ratify the extension of our Rights Agreement;

  •
  for approval of the named executive officer compensation on an advisory basis; and

  •
  against approval of the stockholder proposal regarding proxy access.

Where are Level 3's principal executive offices located, and what is Level 3's main telephone number?

        Level 3's principal executive offices are located at 1025 Eldorado Boulevard, Broomfield, Colorado 80021. Our main telephone number is (720) 888-1000.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

        Pursuant to the rules adopted by the Securities and Exchange Commission (the "SEC"), we are required to provide access to our proxy materials over the Internet. Accordingly, we have sent the Notice to our stockholders of record and beneficial owners as well as to employees who participate in the Level 3 Communications 401(k) Plan and hold units in the Level 3 Stock Fund. You will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found on the Notice. In addition, you may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

        Choosing to receive your proxy materials by email saves us the cost of printing and mailing documents to you and is more environmentally friendly.

Who may vote at the Annual Meeting?

        If you owned our common stock at the close of business on March 31, 2015 (the "Record Date"), then you may attend and vote at the meeting. At the close of business on the Record Date, we had 354,151,027 shares of common stock issued and outstanding, all of which were entitled to one vote on the matters to be considered at the meeting.

What shares are represented by the proxy card that was delivered?

        If we delivered a proxy card to you, the proxy represents all the shares registered in your name with our transfer agent, Wells Fargo Shareowner Services. A proxy that is delivered by your broker, bank or other nominee represents the shares held by you in an account at that institution.

        If you are an employee who participates in the Level 3 Communications, Inc. 401(k) Plan, the proxy card that we delivered to you also will include the shares of our common stock that are attributable to the units that you hold in the Level 3 Stock Fund as part of the 401(k) Plan.

What is the difference between holding shares as a stockholder of record and as a beneficial owner of shares held in street name?

        Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Wells Fargo Shareowner Services, you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by Level 3.

        Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in "street name," and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.

What is the quorum requirement for the Annual Meeting?

        A majority of Level 3's outstanding common stock on the Record Date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against, withheld or abstained, or broker non-votes, if you:

  •
  Are present and vote in person at the meeting; or

  •
  Have voted on the Internet, by telephone or by properly submitting a proxy card or voting instruction form by mail.

If I am a stockholder of record of Level 3's shares, how do I vote?

        If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

        If you do not wish to vote in person or if you will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the Notice, or, if you request printed copies of the proxy materials by mail, you can also vote by mail, by telephone or over the Internet as instructed on the proxy card that you received.

If I am a beneficial owner of shares held in street name, how do I vote?

        If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a valid legal proxy from the organization that holds your shares.

        If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. You may vote by proxy over the Internet, or if you request printed copies of the proxy materials by mail, you can also vote by mail or by telephone by following the instructions provided in the Notice.

        If you are a "street name" holder and fail to instruct the broker, bank, trust company or other nominee that is the stockholder of record how you want to vote your shares on a particular proposal, those shares are considered to be "uninstructed." Stockholders of record have the discretion to vote uninstructed shares on specified routine matters, but do not have the authority to vote uninstructed shares on non-routine matters.

  What will happen if I return my proxy card without indicating how to vote?

        Stockholders of Record.    If you are a stockholder of record and you submit your proxy by internet, telephone or mail but do not specify how you want to vote your shares on a particular proposal, then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the meeting.

        Beneficial Owners of Shares Held in Street Name.    If you are a "street name" holder and fail to instruct the broker, bank, trust company or other nominee that is the stockholder of record how you want to vote your shares on a particular proposal, those shares are considered to be "uninstructed," and the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters, including the ELECTION OF DIRECTORS PROPOSAL, STOCK INCENTIVE PLAN PROPOSAL, VOTE ON COMPENSATION PROPOSAL, RATIFICATION OF RIGHTS PLAN PROPOSAL and STOCKHOLDER PROPOSAL.

        If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform our Inspector of Election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote." When our Inspector of Election tabulates the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

How are the shares of our common stock that are attributable to the units held in the Level 3 Stock Fund that is a part of our 401(k) Plan voted?

        If you are an employee who participates in the Level 3 Communications, Inc. 401(k) Plan, your voting instructions will also instruct the trustee of the plan how to vote the shares allocated to your 401(k) Plan account. If you do not vote your proxy (or you submit it with an unclear voting designation or with no voting designation at all), then the plan trustee will vote the shares in your account in proportion to the way the other 401(k) Plan participants vote their shares. Votes under the Level 3 Communications, Inc. 401(k) Plan receive the same confidentiality as all other votes.

How are abstentions treated?

        Abstentions are counted for purposes of determining whether a quorum is present. For the purpose of determining whether the stockholders have approved a matter, abstentions are not treated as votes cast affirmatively or negatively, and therefore do not have any effect on the outcome of a matter to be voted on at the Annual Meeting that requires an affirmative vote of a majority of the votes cast by holders of our common stock present in person or by proxy at the Annual Meeting.

        Abstentions only have an effect on the outcome of any matter being voted on at the Annual Meeting that requires the approval based on our total shares of common stock outstanding. Only the ratification of rights agreement proposal requires an affirmative vote based on our total shares outstanding. In this instance, where a majority of the total shares outstanding is required to approve a proposal, an abstention is equivalent to a vote against the proposal.

What is the voting requirement to approve each of the proposals?

        The following table sets forth the voting requirement with respect to each of the proposals:

Proposal 1—Election of directors	The 11 nominees for director will be elected by a plurality of the votes cast by holders of our common stock present in person or by proxy and entitled to vote at the Annual Meeting.
Proposal 2—To approve the Level 3 Communications, Inc. Stock Incentive Plan

To be approved by our stockholders, this proposal requires the affirmative vote of a majority of the votes cast by holders of our common stock present in person or by proxy and entitled to vote at the Annual Meeting.

Proposal 3—To ratify the extension of our Rights Agreement that is designed to protect our U.S. net operating loss carryforwards from limitations pursuant to Section 382 under the U.S. Internal Revenue Code of 1986, as amended

The affirmative vote of stockholders holding at least a majority of the outstanding shares of our common stock is required for approval of this proposal.
Proposal 4—The approval of the named executive officer compensation, which vote is on an advisory basis

To be approved by our stockholders, this proposal requires the affirmative vote of a majority of the votes cast by holders of our common stock present in person or by proxy and entitled to vote at the Annual Meeting.

Proposal 5—To consider a stockholder proposal regarding proxy access

To be approved by our stockholders, this proposal requires the affirmative vote of a majority of the votes cast by holders of our common stock present in person or by proxy and entitled to vote at the Annual Meeting.

Can I change my vote after I have voted?

        You may revoke your proxy and change your vote at any time before the final vote at the meeting. You may vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the meeting will be counted), or by signing and returning a new proxy card with a later date, or by attending the meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request in writing that your prior proxy be revoked. Other than as described here, there are no limitations on your ability to revoke or change your vote. If you hold your shares in street name, you should consult your broker for information regarding how to revoke or change your vote.

Is cumulative voting permitted for the election of directors?

        Our Restated Certificate of Incorporation and Amended and Restated By-laws, or By-laws, do not permit you to cumulate your votes.

Is my vote confidential?

        Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Level 3 or to third parties, except:

  •
  As necessary to meet applicable legal requirements;

  •
  To allow for the tabulation and certification of votes; and

  •
  To facilitate a successful proxy solicitation.

        Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to management and our Board of Directors.

Who will tabulate the vote?

        Broadridge Financial Solutions, Inc. will tally the vote, which will be certified by an Inspector of Election who is a Level 3 employee.

Where can I find the voting results of the Annual Meeting?

        The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the Inspector of Election and will be reported by us through the filing of a Form 8-K, which we expect to file with the U.S. Securities and Exchange Commission, or SEC, on or before May 28, 2015.

Am I entitled to appraisal rights?

        The Board has not proposed for consideration at the Annual Meeting any transaction for which the laws of the State of Delaware entitle stockholders to appraisal rights.

Who is paying for the cost of this proxy solicitation?

        Level 3 is paying the costs of the solicitation of proxies. We must pay brokerage firms and other persons representing beneficial owners of shares held in street name certain fees associated with:

  •
  Forwarding the Notice to beneficial owners;

  •
  Forwarding printed proxy materials by mail to beneficial owners who specifically request them; and

  •
  Obtaining beneficial owners' voting instructions.

In addition to soliciting proxies by mail, our board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally or by telephone. We will also solicit proxies by email from stockholders who are our employees or who previously requested to receive proxy materials electronically.

What is householding of Proxy Materials?

        Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of this proxy statement or our annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write or call us at the following address or phone number: Investor Relations, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021, (720) 888-1000. If you want to receive separate copies of our annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

What is the deadline to propose actions for consideration at the 2016 Annual Meeting of Stockholders or to nominate individuals to serve as directors?

        You may submit proposals, including director nominations, for consideration at future annual meetings of stockholders.

        A stockholder who would like to have a proposal considered for inclusion in our 2016 Proxy Statement must submit the proposal so that it is received by us no later than December 10, 2015. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to the Secretary, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

        If a stockholder does not submit a proposal for inclusion in our 2016 Proxy Statement, but instead wishes to present it directly at the 2016 Annual Meeting of Stockholders, our By-laws require that the stockholder notify us in writing on or before March 22, 2016, but no earlier than February 21, 2016, for the proposal to be included in our proxy material relating to that meeting. Proposals received after March 22, 2016 will not be voted on at the 2016 Annual Meeting. In addition, such proposal must also include a brief description of the business to be brought before the 2016 Annual Meeting, the stockholder's name and record address, the number of shares of our common stock that are owned beneficially or of record by such stockholder, a description of any arrangements or understandings between the stockholder and any other person in connection with such proposal and any material interest of such stockholder in such proposal, and a representation that the stockholder intends to appear in person or by proxy at the 2016 Annual Meeting.

        If the stockholder wishes to nominate one or more persons for election as a director, such stockholder's notice must also state the information described below under the caption "ELECTION OF DIRECTORS PROPOSAL—Nomination Procedures," and "ELECTION OF DIRECTORS PROPOSAL—Additional Information for Submission of Nominations for Director."

        All proposals must be directed to the Secretary, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

How can I communicate with the independent directors on Level 3's Board?

        If you wish to communicate directly with the Board, a committee of the Board or with an individual director, regarding matters related to Level 3, you should send the communication to:

  Level 3 Communications, Inc.
  Board of Directors [or committee name or
          director's name, as appropriate]
  1025 Eldorado Boulevard
  Broomfield, Colorado 80021

        We will forward all stockholder correspondence about Level 3 to the Board, committee or individual director, as appropriate. Please note that we will not forward communications that are spam, junk mail and mass mailings, service complaints, service inquiries, new service suggestions, resumes and other forms of job inquiries, surveys, and business solicitations or advertisements.

ELECTION OF DIRECTORS PROPOSAL

        At the Annual Meeting, the 11 directors that are standing for election will be elected to hold office for a one-year term until the 2016 Annual Meeting, or until their successors have been elected and qualified. If any nominee shall, prior to the Annual Meeting, become unavailable for election as a director, the persons named in the accompanying form of proxy will, in their discretion, vote for that nominee, if any, as may be recommended by the Board, or the Board may reduce the number of directors to eliminate the vacancy.

Nomination Procedures

        In exploring potential candidates for director, the Nominating and Governance Committee of the Board considers individuals recommended by members of the committee, other directors, members of management, stockholders or self-nominated individuals. The committee is advised of all nominations that are submitted to us and determines whether it will further consider those candidates using the criteria described below. The committee members apply the criteria described below, and also exercise their judgment to select those potential candidates that they believe are best suited to serve as members of our Board and, when considered as a group, provide a diversity of viewpoints, professional experiences, educational backgrounds, professional skills and other individual qualities and attributes that contribute to Board heterogeneity and effectiveness.

        In order to be considered, each proposed candidate must:

  •
  be ethical;

  •
  have proven judgment and competence;

  •
  have professional skills and experience in dealing with a large, complex organization or in dealing with complex issues that are complementary to the background and experience represented on the Board and that meet our needs;

  •
  have demonstrated the ability to act independently and be willing to represent the interests of all stockholders and not just those of a particular philosophy or constituency; and

  •
  be willing and able to devote sufficient time to fulfill his/her responsibilities to Level 3 and our stockholders.

        After the Nominating and Governance Committee has completed its evaluation, it presents its recommendation to the full Board for the full Board's consideration and approval. In presenting its recommendation, the committee also reports on other candidates who were considered but not selected.

        In connection with our acquisition of Global Crossing Limited ("Global Crossing"), on April 10, 2011, we entered into a Stockholder Rights Agreement with STT Crossing Ltd. ("STT Crossing"), which was the majority shareholder of Global Crossing. We refer to this agreement as the STT Stockholder Rights Agreement. Pursuant to the STT Stockholder Rights Agreement, STT Crossing has the right to nominate for election to the Board that number of individuals as required by the terms of that agreement. For 2015, STT Crossing is entitled to designate for nomination two individuals and has selected Steven T. Clontz and Peter Seah Lim Huat.

        Pursuant to the STT Stockholder Rights Agreement, the Nominating and Governance Committee of the Board, subject to the fiduciary duties of the members of that committee and any applicable regulation or listing requirement of the New York Stock Exchange, is obligated to nominate the individuals designated by STT Crossing for election to the Board. In addition, the Board is required to recommend that the stockholders vote in favor of the nominees designated by STT Crossing and we are required to use all reasonable efforts to cause the individuals to be elected as members of the Board. In making its recommendations to the full Board regarding the nominees for election to our Board at the Annual Meeting, the Nominating and Governance Committee of the Board considered the reasons stated by STT Crossing for why its designees were selected. These reasons are included in the biographies for each of the STT Crossing designees below.

        We will report any material change to any of these procedures in a quarterly or annual filing with the SEC and any new procedure will be available on our website at www.level3.com.

        The members of the Nominating and Governance Committee believe that each of the nominees meet the criteria described above. In addition to the information presented below regarding each nominee's specific experience, qualifications, attributes and skills that led our Board to the conclusion that he should serve as a director, we also believe that all of our nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Level 3 and our Board.

Information as to Nominees

        The respective ages, positions with Level 3, if any, business experience, directorships in other companies and Board committee memberships of the nominees for election are set forth below. All information is presented as of March 15, 2015. Other than Jeff K. Storey, none of these directors is our employee.

Name	Age	Position
Admiral James O. Ellis, Jr.	67	Director(3)(4)
Jeff K. Storey	54	President and Chief Executive Officer and Director(4)
General Kevin P. Chilton	60	Director(3)(4)
Steven T. Clontz	64	Director(3)(5)
Irene M. Esteves	55	Director(1)(4)
T. Michael Glenn	59	Director(1)
Spencer B. Hays	70	Director(2)
Michael J. Mahoney	64	Director(2)
Kevin W. Mooney	56	Director(1)
Peter Seah Lim Huat	68	Director(2)
Peter van Oppen	62	Director(1)(2)

(1)
Member of Audit Committee
(2)
Member of Compensation Committee

(3)
Member of Nominating and Governance Committee
(4)
Member of Classified Business and Security Committee
(5)
Member of Strategic Planning Committee

        Admiral Archie R. Clemins, U.S. Navy (ret.), who is currently a member of the Board, is not standing for reelection at the Annual Meeting. Mr. Clemins will remain a member of the Board, however, through the completion of the Annual Meeting.

        The members of the Nominating and Governance Committee as well as the full Board believe that the nominees have the following particular experience, qualifications, attributes or skills to serve as a member of our Board.

        Admiral James O. Ellis, Jr., U.S. Navy (ret.), has been our Chairman of the Board since May 2014 and a director since March 2005. Since May 2012, Mr. Ellis has been a private investor and since November 2014, he has served as an Annenberg Distinguished Visiting Fellow of the Hoover Institution at Stanford University. From May 2005 until May 2012, Mr. Ellis was the President and Chief Executive Officer of the Institute of Nuclear Power Operations or INPO, a nonprofit corporation established by the nuclear utility industry in 1979 to promote the highest levels of safety and reliability in the operation of nuclear electric generating plants. Prior to that, Mr. Ellis served as Commander, U.S. Strategic Command in Omaha, Nebraska, reporting directly to the Secretary of Defense, from July 2004 until retiring in May 2005, after 35 years of service in the U.S. Navy. In his Naval career, he held seven commands. A graduate of the U.S. Naval Academy, he also holds M.S. degrees in Aerospace Engineering from the Georgia Institute of Technology and in Aeronautical Systems from the University of West Florida. He served as a Naval aviator, is a graduate of the U.S. Naval Test Pilot School and was qualified in the operation and maintenance of naval nuclear power plants. Mr. Ellis is also a member of the Board of Directors of Dominion Resources, Inc., a major utility company engaged in the generation and distribution of electricity and natural gas and Lockheed Martin Corporation, a global security company. Mr. Ellis served on the Board of Directors of Inmarsat PLC until March 2015. Mr. Ellis has been elected to The National Academy of Engineering, which honors those who have made outstanding contributions to engineering research, practice, or education. Mr. Ellis has over 40 years of experience in managing and leading large and complex technology-focused organizations, in large part as a result of serving for 35 years as an active duty member of the U.S. Navy. The Board selected Mr. Ellis to serve as a director because it believes that it benefits from his insights gained from his years of management and government experience as we continue to implement our business strategy and review various opportunities to grow our business with various federal, state and local governmental departments and agencies. Mr. Ellis is a member of the Board's Classified Business and Security Committee and is chairman of the Nominating and Governance Committee.

        Jeff K. Storey has been the President and Chief Executive Officer of the Company since April 11, 2013. Prior to that, Mr. Storey was President and Chief Operating Officer of Level 3 from December 2008 until April 11, 2013. From December 2005 until May 2008, Mr. Storey was President—Leucadia Telecommunications Group of Leucadia National Corporation, where he directed and managed Leucadia's investments in telecommunications companies. Prior to that, beginning in October 2002, Mr. Storey was President and Chief Executive Officer of WilTel Communications Group, LLC until its sale to the Company in December 2005. Prior to this position, Mr. Storey was Senior Vice President—Chief Operations Officer, Network for Williams Communications, Inc., where he had responsibility for all areas of operations for the company's communications network, including planning, engineering, field operations, service delivery and network management. The Board selected Mr. Storey to serve as a director because he is our Chief Executive Officer, and the Board believes that it is critical that our Chief Executive Officer serve as a member of our Board for a variety of reasons, including Mr. Storey's key role in formulating and leading the implementation of our business strategy. Mr. Storey has 30 years of experience in leading companies in various portions of the telecommunications industry. Mr. Storey is a member of the Classified Business and Security Committee.

        General Kevin P. Chilton, U.S. Air Force (ret.), has been our director since April 2012. In February 2011, General Chilton retired from the U.S. Air Force after 34 years of service. Mr. Chilton served as Commander, U.S. Strategic Command, from 2007 through 2011, overseeing operations for the U.S. Department of Defense nuclear, space and cyberspace operations. From 2006 to 2007, Mr. Chilton served as Commander of Air Force Space Command, where he was responsible for all Air Force space and nuclear ICBM programs. He previously served in a variety of command positions and as a pilot and test pilot. Mr. Chilton also served as a NASA astronaut from 1987 to 1996, including on three space shuttle flights, and as the Deputy Program Manager for the International Space Station from 1996 to 1998. Mr. Chilton is a director of Anadarko Petroleum Corporation and Orbital Sciences Corporation. Mr. Chilton is also a member of the Board of Trustees of the Aerospace Corporation, a federally funded research and development center that is sponsored by the United States Air Force, and provides objective technical analyses and assessments for space programs that serve the U.S. national interest and a member of the Board of Governors of the Lawrence Livermore National Laboratory. The Board selected Mr. Chilton to serve as a director because it will benefit from his extensive command and leadership experience in the Air Force, which provides him with a valuable blend of political, legislative, international and regulatory knowledge and experience as we continue to implement our business strategy and review opportunities to grow our business with various federal, state and local governmental departments and agencies. Mr. Chilton also gained managerial, financial and executive experience with his involvement in preparing the Air Force five-year budget/program for several years. Mr. Chilton is chairman of the Board's Classified Business and Security Committee and a member of the Nominating and Governance Committee.

        Steven T. Clontz has been our director since April 2012. Mr. Clontz has been designated as a nominee by STT Crossing pursuant to the STT Stockholder Rights Agreement. Mr. Clontz served as a member of the executive committee of Global Crossing from December 2003 until its sale to us in October 2011. Mr. Clontz has been Senior Executive Vice President (International) of Singapore Technologies Telemedia Pte. Ltd. since January 2010. Effective March 2014, Mr. Clontz is also a Corporate Adviser to Temasek International Advisors Pte. Ltd. He was chief executive officer of StarHub Ltd from 1999 to 2009, and has served as a director of StarHub Ltd since 1999. From December 1995 through December 1998, Mr. Clontz served as chief executive officer, president and a director of IPC Information Systems, based in New York City. Prior to that, Mr. Clontz worked at BellSouth International, joining in 1987 and holding senior executive positions of increasing responsibility, serving the last three years as president Asia-Pacific. Mr. Clontz has served as a director of InterDigital, Inc. since 1998 and served as a director of Equinix from 2005 until 2014. Mr. Clontz began his career as an engineer with Southern Bell in 1973. STT Crossing believes that Mr. Clontz brings to Level 3's board extensive telecommunications business and operating experience, and that his leadership roles at non-U.S. companies bring an international perspective that adds diversity to the deliberations of Level 3's Board. Mr. Clontz is chairman of the Board's Strategic Planning Committee and a member of the Board's Nominating and Governance Committee.

        Irene M. Esteves has been our director since October 31, 2014 and was a member of the tw telecom inc. Board of Directors from June 2014 until October 31, 2014. Ms. Esteves is an experienced public company executive, having served most recently as Chief Financial Officer of Time Warner Cable Inc. from July 2011 to May 2013, with oversight over all finance functions, including treasury, accounting, internal audit, strategic financial planning, mergers and acquisitions and investor relations. Ms. Esteves previously served as Executive Vice President and Chief Financial Officer of XL Group plc from May 2010 to June 2011. Prior to that position,

Ms. Esteves served as Senior Vice President and Chief Financial Officer of Regions Financial Corporation from April 2008 to February 2010 and as Chief Financial Officer of the Capital Management Group, Wachovia Corporation from 2006 to 2008. Ms. Esteves is a member of the Board of Directors of Aramark and previously served on the Board of Directors of Timberland Co. and Johnson Diversey Inc. With over 20 years of experience overseeing global finance, risk management, finance operations, human resources and corporate strategy for prominent U.S. and global companies, including Time Warner Cable Inc., the Board believes Ms. Esteves will bring a strong history of strategic leadership, strong accounting and finance background, and valuable industry perspective to the Level 3 Board. Ms. Esteves is a member of the Board's Audit Committee and Classified Business and Security Committee.

        T. Michael Glenn has been our director since October 2012. Since 1998, Mr. Glenn has been the Executive Vice President—Market Development and Corporate Communications of FedEx Corporation, a global provider of supply chain, transportation, business and related information services. Mr. Glenn is a member of the five-person executive committee, responsible for planning and executing FedEx's strategic business activities. Since 2000, Mr. Glenn also serves as President and Chief Executive Officer of FedEx Corporate Services, responsible for all marketing, sales, customer service and retail operations functions for all FedEx companies. From 1994 to 1998, Mr. Glenn was Senior Vice President—Marketing and Corporate Communications of FedEx Express. Mr. Glenn is also a director of Pentair Inc., and was formerly a director of Deluxe Corporation and Renasant Corporation. Mr. Glenn has over 30 years of business leadership experience in an organization that is known for highly developed processes and worldwide operations. The Board selected Mr. Glenn to serve as a director because it believes that he brings extensive executive leadership, strategic, marketing, process development and communications experience on a worldwide basis to our Board from his service as one of the top leaders at FedEx Corporation. Mr. Glenn currently is a member of the Board's Audit Committee.

        Spencer B. Hays has been our director since October 31, 2014 and was a member of the tw telecom inc. Board of Directors from 2007 until October 31, 2014 and from 1999 to 2006. Mr. Hays served as tw telecom inc.'s Lead Director from 2011 until October 31, 2014. Mr. Hays is a senior corporate attorney with over 25 years of experience with a large public company. Prior to his retirement, Mr. Hays served as Senior Vice President and Deputy General Counsel of Time Warner Inc., from January 2001 to March 2006. Prior to that, Mr. Hays served as Vice President and Deputy General Counsel of Time Warner Inc., from its formation in 1990 to January 2001. The Board selected Mr. Hays to serve as a director because Mr. Hays has broad experience in a wide array of issues confronting public companies, including corporate governance, executive compensation, mergers and acquisitions, finance, securities and business law and corporate compliance. Mr. Hays is a member of the Board's Compensation Committee.

        Michael J. Mahoney has been our director since August 2007. Mr. Mahoney has been a private investor since March 2007. From 2000 until March 2007, Mr. Mahoney was the President and Chief Executive Officer of Commonwealth Telephone Enterprises, Inc. ("Commonwealth"). Prior to that, from 1997 until 2000, Mr. Mahoney was President and Chief Operating Officer of RCN Corporation. Mr. Mahoney also served as President and Chief Operating Officer of C-TEC Corporation from 1993 until 1997. Mr. Mahoney is a member of the Board of Directors of FairPoint Communications, Inc. Mr. Mahoney was previously a member of the Board of Trustees of Wilkes University. Mr. Mahoney has over 30 years of experience in leading and directing companies in the telecommunications industry, having most recently served as the Chief Executive Officer of Commonwealth. The Board selected Mr. Mahoney to serve as a director because it believes he has extensive experience related to the delivery of communications services to a wide variety of customers, and because he has run a communications company with many of the same issues that we face. As a former chief executive officer, Mr. Mahoney has been involved in strategic planning, operations, succession planning, compensation, employee management and the evaluation of acquisition opportunities. Mr. Mahoney is the chairman of the Board's Compensation Committee.

        Kevin W. Mooney has been our director since October 31, 2014 and was a member of the tw telecom inc. Board of Directors from 2005 until October 31, 2014. Mr. Mooney has extensive experience in telecommunications operations and, as a former chief financial officer of a public telecommunications company, in accounting matters. Since October 2009, Mr. Mooney has served as President, General Markets Division, of Blackbaud, Inc., a leading provider of software and professional services to the not-for-profit market, where he previously served as Chief Commercial Officer. Prior to that, Mr. Mooney served as Chief Commercial Officer of Travelport GDS, a privately held provider of IT infrastructure and distribution services to the travel industry from August 2007 to July 2008. Prior to this position, Mr. Mooney served as Chief Financial Officer of Worldspan, L.P., a privately held transaction processing firm from March 2005 until its acquisition by Travelport GDS in August 2007. The Board selected Mr. Mooney to serve as a director because Mr. Mooney will bring perspective from his experience with a non-telecommunications enterprise organization, his finance and accounting background and his expertise in telecommunications, IT infrastructure and software. Mr. Mooney is a member of the Board's Audit Committee.

        Peter Seah Lim Huat has been our director since October 2011. Mr. Seah has been designated as a nominee by STT Crossing pursuant to the STT Stockholder Rights Agreement. Since January 2005, Mr. Seah has been a member of the Temasek Advisory Panel of Temasek Holdings (Private) Limited and since November 2004 he has been a Deputy Chairman of the board of directors of STT Communications Ltd. He also served as vice chairman of the Board of Directors of Global Crossing from December 2003 until its sale to us in October 2011. From December 2001 until December 2004 he was President and Chief Executive Officer of Singapore Technologies Pte Ltd (which we refer to as Singapore Technologies) and also a member of its board of directors. Before joining Singapore Technologies in December 2001, he was a banker for the prior 33 years, retiring as Vice Chairman & Chief Executive Officer of Overseas Union Bank in September 2001. He has served on the boards of CapitaLand Limited since 2001, StarHub Ltd and STATS ChipPAC Ltd. since 2002 and LaSalle Foundation Limited since 2007 and is also the Chairman of the Board of LaSalle College of the Arts Limited. In addition, Mr. Seah has served on the boards of the DBS Bank Ltd and DBS Group Holdings Ltd since 2009 and now is the Chairman of each of those boards. He also served on the boards of SembCorp Industries Ltd from 1998 to 2010, PT Indosat Tbk from 2002 to 2008, STT from 2004 to 2010, Bank of China Limited from 2006 to 2010 and Singapore Technologies Engineering Ltd from 2002 until 2014. Mr. Seah was awarded the Distinguished Service Order in 2012 and the Public Service Star in 1999 by the Government of Singapore. STT Crossing believes that Mr. Seah's service as the chief executive of Overseas Union Bank and Singapore Technologies provides him with valuable business, leadership and management experience. STT Crossing also believes that his many years of experience in banking will give him important insights into Level 3's capital structure and the capital markets. STT Crossing further believes that Mr. Seah's experience on the board of directors of many non-U.S. companies will enable him to bring a global perspective to Level 3's board, including best practices gained from other countries. Mr. Seah is a member of the Board's Compensation Committee.

        Peter van Oppen has been our director since March 1, 2013. Mr. van Oppen has been a partner at Trilogy Partnership, a private investment firm focused on technology and telecommunications, since 2006. Prior to joining Trilogy, Mr. van Oppen served as Chief Executive Officer and Chairman of the Board for Advanced Digital Information Corporation ("ADIC"), a data storage company, for twelve years, from 1994 through its acquisition by Quantum Corp. in 2006. Prior to ADIC, Mr. van Oppen served as President and Chief Executive Officer of Interpoint, a predecessor company to ADIC, from 1989 until its acquisition by Crane Co. in October 1996, and had also been a consultant at PricewaterhouseCoopers and Bain & Company. Mr. van Oppen

currently serves as a member of the UW Medicine Board, which consists of community leaders appointed by the University of Washington Board of Regents, a member of the Board of Trustees at Whitman College and is its former Chairman of the Board and Chair of the Investment Committee and serves on the boards of directors of several private companies. Mr. van Oppen was formerly a director of Isilon Systems, Inc. and Western Wireless Corporation. The Board selected Mr. van Oppen to serve as a director because of his experience as a chairman and chief executive officer of a global data storage company for over a decade, his extensive management and consulting experience, as well as his experience as a director of other public and private companies. In addition, Mr. van Oppen has served as and supervised public company chief financial officers and is a member, on inactive status, of the American Institute of Certified Public Accountants. Mr. van Oppen is chairman of the Board's Audit Committee and a member of the Compensation Committee.

        Our Corporate Governance Guidelines provide that a director should not be nominated to a new term if he would be over age 73 at the time of the election; however, this limitation may be waived by the Board if the Board feels to do so would be in our interests.

        The Board recommends a vote FOR the nominees named above.

Board Structure and Risk Oversight

        The Board believes that independent oversight of management is an important component of an effective board of directors. The independent Board members have determined that the most effective Board leadership structure for Level 3 at the present time is for the chief executive officer ("CEO") position to be separate from the Chairman of the Board position, a structure that has served us well for many years. The independent Board members believe that because the CEO is ultimately responsible for the day-to-day operation of Level 3 and for executing our strategy, and because our performance is an integral part of Board deliberations, the CEO should be an important part of the Board, but that under current circumstances, a different individual should act as Chairman of the Board. The Board retains the authority to modify this structure to best address our unique circumstances, and so advance the best interests of all stockholders, as and when appropriate.

        The Board also believes, for the reasons set forth below, that its existing corporate governance practices also achieve independent oversight or management accountability. Our governance practices provide for strong independent leadership, independent discussion among directors and for independent evaluation of, and communication with, many members of senior management. These governance practices are reflected in our Corporate Governance Guidelines and the various Board committee charters, which are available on our website. Some of the relevant processes and other corporate governance practices include the following:

  •
  The basic responsibility of the directors is to exercise their business judgment to act in what they reasonably believe to be in the interests of Level 3 and our stockholders. The Board selects the senior management team, which is responsible for the day-to-day conduct of our business.

  •
  Directors are expected to attend Board meetings and meetings of committees on which they serve, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities.

  •
  The Chairman of the Board and our CEO establish the agenda for each Board meeting. Each Board member is free and encouraged to suggest the inclusion of items on the agenda. Each Board member is free and encouraged to raise at any Board meeting subjects that are not on the agenda for that meeting.

  •
  The Board reviews our long-term strategic plans during at least one Board meeting each year.

  •
  The non-management directors periodically meet in executive session as a part of regularly scheduled Board meetings. The Chairman presides at these meetings, as he is not part of management.

  •
  Directors have full, free and appropriate access to our officers and employees. The Board welcomes regular attendance of our senior officers at each Board meeting.

  •
  We conduct an orientation program for new directors as soon as practical following the meeting at which the new director is elected. This orientation includes presentations by senior management to familiarize new directors with our strategic plans, financial reporting, principal officers, auditing processes, and such other topics as the Board and/or the CEO feel are appropriate. All other directors are also invited to attend the orientation program.

  •
  The Compensation Committee of the Board is responsible to review and approve the CEO's goals and objectives, evaluate the CEO's performance in light of these corporate objectives, and formulate and present to the independent members of the Board a recommendation for CEO compensation levels consistent with Company philosophy. The independent members of the Board approves the CEO's compensation.

  •
  The Board conducts an annual self-evaluation to determine whether it and its committees are functioning effectively. The Chairman of the Board's Nominating and Governance Committee receives comments from all directors and reports to the Board with an assessment of the Board's performance.

        The Board oversees our stockholders' interest in our long-term and overall success and our financial performance. The full Board is actively involved in overseeing risk management for us. It does so in part through its oversight of our top executives who supervise day-to-day risk management throughout Level 3. In addition, our executives regularly discuss recurring themes or material risks with the members of the Board, including recurring themes and materials risks raised by the Board members.

        In addition, each of our Board committees considers the risks within its areas of responsibilities. For example, the Audit Committee considers financial risk on a quarterly basis, recommends guidelines to various financial related exposures and discusses with management policies with respect to risk assessment and risk management. The Audit Committee also reviews:

  •
  risks related to financial reporting;

  •
  any material violations of our policies brought to its attention;

  •
  the outcome of our annual internal audit department's risk assessment, which seeks to identify internal controls risks and drives the internal audit plan for the coming year; and

  •
  the outcome of periodic formal general business risk assessment discussions conducted amongst our CEO, the CEO's direct reports and other members of senior management.

The chairman of the Audit Committee reports to the full Board at regularly scheduled Board meetings on these reviews.

        Material violations of our Worldwide Business Code of Conduct and related corporate policies are reported to the Audit Committee and/or the Nominating and Governance Committee, depending on the subject matter and, as required, are reported to the full Board. The Compensation Committee reviews our overall compensation program and its effectiveness at both linking executive pay to performance and aligning the interests of our executives and our stockholders. The Nominating and Governance Committee reviews our governance practices on an annual basis.

Corporate Governance

        We have Corporate Governance Guidelines that address the governance activities of the Board and include criteria for determining the independence of the members of our Board. These guidelines are in addition to the requirements of the Securities and Exchange Commission and The New York Stock Exchange. The Guidelines also include requirements for the standing committees of the Board, responsibilities for Board members and the annual evaluation of the Board's and its committees' effectiveness. The Corporate Governance Guidelines are available on our website at www.level3.com. At any time that these guidelines are not available on our website, we will provide a copy upon written request made to Investor Relations, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

        Although we include references to our website, any information that is included in our website is not part of this Proxy Statement.

  Independence

        The Board also evaluates the independence of each director in accordance with applicable laws and regulations and its Corporate Governance Guidelines. Based on the recommendation of our Nominating and Governance Committee, the Board has determined that the following nominees are "independent" as required by applicable laws and regulations, by the listing standards of The New York Stock Exchange and by the Board's Corporate Governance Guidelines: James O. Ellis, Jr., Kevin P. Chilton, Steven T. Clontz, Irene M. Esteves, T. Michael Glenn, Spencer B. Hays, Michael J. Mahoney, Kevin W. Mooney, Peter Seah Lim Huat and Peter van Oppen. The Board has also concluded that all of the members of each of the Audit, Compensation and Nominating and Governance committees are "independent" in accordance with these same standards.

  Code of Ethics

        We have a Worldwide Business Code of Conduct, specific portions of which serve as our "code of ethics" under the standards mandated by the Sarbanes-Oxley Act of 2002, as amended. The complete Worldwide Business Code of Conduct is available on our website at www.level3.com. At any time that the Worldwide Business Code of Conduct is not available on our website, we will provide a copy upon written request made to Investor Relations, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021. If we amend the provisions of the Worldwide Business Code of Conduct that serve as our "code of ethics," or if we grant any waiver from those provisions that applies to our executive officers or directors, we will publicly disclose such amendment or waiver as required by applicable law, including by posting such amendment or waiver on our website at www.level3.com or by filing a Current Report on Form 8-K.

  Stockholder Communications with Directors

        A stockholder who wishes to communicate directly with the Board, a committee of the Board or with an individual director, regarding matters related to Level 3 should send the communication to:

  Level 3 Communications, Inc.
  Board of Directors [or committee name or
          director's name, as appropriate]
  1025 Eldorado Boulevard
  Broomfield, Colorado 80021

        We will forward all stockholder correspondence about Level 3 to the Board, committee or individual director, as appropriate. Please note that we will not forward communications that are spam, junk mail and mass mailings, service complaints, service inquiries, new service suggestions, resumes and other forms of job inquiries, surveys, and business solicitations or advertisements.

  Board of Directors' Meetings

        The Board had a total of 10 meetings in 2014, with no director attending less than 75% of the meetings that were held during the time that the person was a Board member. All of our directors attended more than 75% of the meetings of the Board's committees of which the person was a member. In addition, the non-management directors met without any management directors or employees present four times during 2014. These meetings are chaired by the Chairman of the Board.

        Although we do not have a formal policy, it is expected that our Board members will attend our annual meetings. All of our Board members at the time of our 2014 Annual Meeting of Stockholders attended that meeting, other than Mr. Peter Seah Lim Huat.

  Section 16(a) Beneficial Ownership Reporting Compliance

        To our knowledge, no person that was a director, executive officer or beneficial owner of more than 10% of the outstanding shares of our common stock failed to timely file during 2014 all reports required under Section 16(a) of the Securities Exchange Act of 1934, as amended.

Audit Committee

        The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of our independent registered public accounting firm. The Audit Committee reviews the services provided by our independent registered public accounting firm, consults with the independent registered public accounting firm and reviews the need for internal auditing procedures and the adequacy of internal controls. Subsequent to the 2014 Annual Meeting of Stockholders, for the balance of 2014, the members of the Audit Committee were Peter van Oppen (Chairman), Kevin P. Chilton, Archie R. Clemins and T. Michael Glenn. Ms. Irene M. Esteves and Mr. Kevin W. Mooney joined the Audit Committee effective with the closing of the tw telecom acquisition on October 31, 2014, and Mr. Chilton departed the committee. The Board has determined that the members of the Audit Committee are independent within the meaning of the listing standards of The New York Stock Exchange. The Board has determined that while other members of the Audit Committee have the requisite credentials and financial background to qualify as a "financial expert" as defined by the SEC, Peter van Oppen, Chairman of the Audit Committee, has been designated as the "financial expert" pursuant to that definition. The Audit Committee met five times during 2014.

        The Audit Committee has chosen KPMG LLP or its international affiliates, which we refer to together as KPMG, as our independent registered public accounting firm for 2015. As part of its responsibilities, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accountants in order to assure the public accountant's independence. The Audit Committee has adopted a pre-approval process with respect to the provision of audit and non-audit services to be performed by KPMG. This pre-approval process requires the Audit Committee to review and approve all audit services and permitted non-audit services to be performed by KPMG. The Audit Committee establishes pre-approval fee levels for all services to be provided by KPMG annually. Audit services are subject to specific pre-approval while audit-related services, tax services and all other services may be granted pre-approvals within specified categories. Any proposed services exceeding these levels require specific pre-approval by the Audit Committee. Additionally, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. A report, for informational purposes only, of any pre-approval decisions made by a single member of the Audit Committee is made to the full Audit Committee on at least a quarterly basis. One hundred percent of the services that required pre-approval by the Audit Committee received that approval.

        The Audit Committee also has the responsibility, among other things, of assisting the Board in meeting its oversight obligations with respect to: (i) the integrity of our financial statements; (ii) our compliance with legal and regulatory requirements; (iii) our independent auditor's qualifications and independence; (iv) the performance of our independent auditors; and (v) the performance of our internal audit function. In so doing, the Audit Committee maintains free and open communications between the directors, the independent auditors, our internal audit department and our financial management team. It is the Audit Committee's expectation that the financial management team will fulfill its responsibility of bringing any significant items to the attention of the Audit Committee.

        One or more representatives of KPMG will be present at the Annual Meeting. Although they will not make a statement at the meeting, they will be available to answer appropriate questions.

        The Audit Committee operates pursuant to a written charter. A copy of the Audit Committee's charter is available on our website at www.level3.com. A copy of the Audit Committee's 2014 Report is included as Annex 1.

Classified Business and Security Committee

        The Classified Business and Security Committee assists the Board in fulfilling its oversight responsibilities relating to our classified business activities and the security of personnel, data, and facilities. The Classified Business and Security Committee also establishes processes and procedures to ensure the security of our U.S. network assets, which include transmission and routing equipment, switches and associated operational support systems and personnel. The Classified Business and Security Committee is comprised solely of members of our Board who are U.S. citizens who, if not already in possession of U.S. security clearances, must apply for U.S. security clearances pursuant to Executive Order 12968 immediately upon their appointment to the committee. The current members of the Classified Business and Security Committee are Kevin P. Chilton (Chairman), James O. Ellis, Jr., Irene M. Esteves (upon the completion of the tw telecom acquisition) and Jeff K. Storey. The Classified Business and Security Committee met four times during 2014.

Compensation Committee

        The Compensation Committee is responsible for overseeing our compensation strategy and policies to allow us to attract key employees and to determine that employees are rewarded appropriately for their contributions, that employees are motivated to achieve our objectives, that key employees are retained, and that such strategy and policies support our objectives, including the interests of our stockholders. The Compensation Committee also approves the salaries, bonuses and other compensation for all executive officers, and reviews and recommends to the full Board the compensation and benefits for non-employee directors. The members of the Compensation Committee are Michael J. Mahoney (Chairman), Spencer B. Hays (upon completion of the tw telecom acquisition), Peter Seah Lim Huat and Peter van Oppen. Richard R. Jaros was a member of the Compensation Committee until October 31, 2014, when he departed the Board. The Board has determined that the members of the Compensation Committee are independent within the meaning of the listing standards of The New York Stock Exchange. The Compensation Committee met 10 times in 2014.

        The Compensation Discussion and Analysis below provides additional information on the Compensation Committee's processes and procedures for consideration of executive compensation as well as the role of the committee's independent compensation consultant, Towers Watson & Co. In addition, the Compensation Committee's report is included at the beginning of the Compensation Discussion and Analysis. The Compensation Committee operates pursuant to a written charter. A copy of the Compensation Committee's charter is available on our website at www.level3.com.

  Compensation Committee Interlocks and Insider Participations

        None of the members of the Compensation Committee is currently our officer or employee.

Nominating and Governance Committee

        The Nominating and Governance Committee provides oversight and guidance to the Board to ensure that the membership, structure, policies, and practices of the Board and its committees facilitate the effective exercise of the Board's role in the governance of the company. The Committee (i) reviews and evaluates the policies and practices with respect to the size, composition, independence and functioning of the Board and its committees, (ii) reflects those policies and practices in our Corporate Governance Guidelines and other governance documents, and (iii) evaluates the qualifications of, and recommends to the full Board, candidates for election as directors. The members of the Nominating and Governance Committee are James O. Ellis, Jr. (Chairman), Kevin P. Chilton and Steven T. Clontz. Albert C. Yates was the chairman of the Nominating and Governance Committee until October 31, 2014, when he departed the Board. The Board has determined that the members of the Nominating and Governance Committee are independent within the meaning of the listing standards of The New York Stock Exchange. The Nominating and Governance Committee met six times in 2014.

        The Nominating and Governance Committee operates pursuant to a written charter. A copy of the Nominating and Governance Committee's charter is available on our website at www.level3.com.

Strategic Planning Committee

        In connection with the execution of the STT Stockholder Rights Agreement, we agreed to form a new committee of the Board to be called the Strategic Planning Committee. The Strategic Planning Committee was created to provide advice and assistance to the Board regarding the Board's role in monitoring and implementing our strategic plan, which includes (i) the results of our process of defining our broad strategy to achieve our business objectives and maximize the value of the company for our stockholders and other stakeholders and (ii) the related plans to implement that strategy.

        The Strategic Planning Committee provides advice and assistance to the Board with regard to the following matters: the Board's review of our strategic plan, including but not limited to a long term perspective of risks and opportunities; material components of our long-term strategy, such as target customers and market verticals, technology and network strategy and geographic expansion as well as the investments that may be needed to achieve that long-term strategy; evaluating material acquisitions, dispositions, investments and other potential growth and expansion opportunities; strategic issues or opportunities material to us that are outside the scope of our traditional business operations; and our balance sheet strategy and financing strategy, as well as any particular equity or equity-linked financing transaction that would as of the date of issuance (or on an as converted or exchanged basis as of the date of issuance), increase the number of our shares of common stock outstanding by more than 10 percent.

        During 2014 the members of the Strategic Planning Committee were Steven T. Clontz (Chairman), Archie R. Clemins and Richard R. Jaros (until October 31, 2014). In addition, the Strategic Planning Committee charter provides that all members of the Board are entitled to notice of, and to attend and participate at, all meetings of the committee. All members of the Board are able to receive the meeting materials prepared for any meeting of the committee at the Board's member's request, and the meetings of the committee are scheduled so as not to conflict with the meeting of any other Board committee. The Strategic Planning Committee did not meet during 2014 and the Company and STT have determined that while this committee will remain a standing committee of the Board, it will not meet separately and will have a single member until further notice.

Additional Information for Submission of Nominations for Director

        Our By-laws require that a stockholder who wishes to nominate an individual for election as a director at our Annual Meeting of Stockholders must give us advance written notice not less than 60 days prior to the anniversary date of the prior year's Annual Meeting of Stockholders and not more than 90 days prior to the anniversary date of the prior year's Annual Meeting of Stockholders, and must be a stockholder of record on the date of the giving of the required notice and on the record date for the determination of stockholders entitled to vote at that meeting.

        The stockholder's notice must provide as to each person whom the stockholder proposes to nominate for election as a director:

  •
  the name, age, business address and residence address of the person;

  •
  the principal occupation or employment of the person;

  •
  the class or series and number of shares of our capital stock that are owned beneficially or of record by the person; and

  •
  any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        In addition, as to the stockholder giving the notice, the stockholder must indicate:

  •
  the name and record address of such stockholder;

  •
  the class or series and number of shares of our capital stock that are owned beneficially or of record by such stockholder;

  •
  a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names and addresses) pursuant to which the nominations(s) are to be made by such stockholder;

  •
  a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice; and

  •
  any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        This notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. All notices must be delivered or mailed to the Secretary, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

Information About Our Executive Officers

        Set forth below is information as of March 15, 2015, about our executive officers other than Mr. Storey. Our executive officers have been determined in accordance with the rules of the SEC.

Name	Age	Position
Sunit S. Patel	53	Executive Vice President and Chief Financial Officer
Laurinda Y. Pang	45	Executive Vice President and Chief Administrative Officer
John M. Ryan	52	Executive Vice President, Chief Legal Officer and Secretary
Eric J. Mortensen	56	Senior Vice President and Controller
Héctor R. Alonso	57	Regional President Latin America
John T. Blount	56	Regional President North America and Asia
Andrew E. Crouch	44	Regional President EMEA and GAM Division

        Sunit S. Patel has been Chief Financial Officer and an Executive Vice President of Level 3 since March 2008. Prior to March 2008, Mr. Patel was Chief Financial Officer from May 2003 and a Group Vice President of Level 3 from March 2003 to March 2008. Prior to that, Mr. Patel was Chief Financial Officer of Looking Glass Networks, Inc., a provider of metropolitan fiber optic networks, from April 2000 until March 2003. Mr. Patel was Treasurer of WorldCom Inc. and MCIWorldcom Inc., each long distance telephone services providers from 1997 to March 2000. From 1994 to 1997, Mr. Patel was Treasurer of MFS Communications Company, Inc.

        Laurinda Y. Pang has been Chief Administrative Officer and an Executive Vice President of Level 3 since June 2014. Ms. Pang was the Chief Human Resources Officer for Level 3, developing the global organization to support the company's strategic initiatives and profitable growth. She has nearly 20 years of experience in the telecommunications industry, holding leadership roles in human resources, customer experience, investor relations, operations, product management, sales and sales operations. Prior to Level 3, Ms. Pang was Senior Vice President of Human Resources at Global Crossing. She also served as Vice President of Global Crossing customer experience re-engineering, where she was responsible for all aspects of global business transformation affecting customer experience. Prior to that, as Vice President for Global Crossing investor relations, she was responsible for communicating with shareholders, bondholders and financial analysts. She also served as the Chief of Staff to the CEO and Vice President of Operations for Global Crossing, and was a member of the executive team that restructured Global Crossing during a critical phase in its history.

        John M. Ryan has been Executive Vice President and Chief Legal Officer of Level 3 since June 2011. Mr. Ryan also became our Secretary in June 2014, having served as our Assistant Secretary since June 2011. Mr. Ryan is responsible for Level 3's legal and regulatory functions worldwide. Prior to his current position, Mr. Ryan was Executive Vice President, Chief Legal Officer and Secretary of the company from January 2011 until June 2011. Mr. Ryan was Senior Vice President and Assistant Chief Legal Officer of Level 3 Communications, LLC from March 2007 until January 2011, responsible for the customer and vendor contracting groups and the public policy group. Mr. Ryan was a Senior Vice President within the Legal Department from June 2004, and was a Vice President in the Legal Department from December 1999 through June 2004. Prior to December 1999, Mr. Ryan was a partner and associate at Fraser Stryker Law Firm in Omaha, where his practice focused on the communications industry.

        Eric J. Mortensen has been Senior Vice President and Controller of Level 3 since 2003. Prior to that, Mr. Mortensen was Vice President and Controller of Level 3 from 1999 to 2003 and was the Controller of Level 3 from 1997 to 1999. Prior to that, Mr. Mortensen was Controller and Assistant Controller of Kiewit Diversified Group for more than five years.

        Héctor R. Alonso has been Regional President Latin America since November 2011. Mr. Alonso joined the management team in connection with our completion of the acquisition of Global Crossing. In this position, Mr. Alonso has responsibility for our business in Latin America. Prior to the acquisition, Mr. Alonso served as managing director—Latin America from May 2007 until November 2011. Mr. Alonso joined Global Crossing after its acquisition of Impsat Fiber Networks, Inc. As managing director, Mr. Alonso oversaw Global Crossing's strategy and operations across Latin America. Prior to the acquisition by Global Crossing, Mr. Alonso served as Chief Financial Officer of Impsat, in which capacity he was responsible for finance, administration, planning, human resources and information management systems. Prior to becoming chief financial officer in June 2002, Mr. Alonso served as Impsat's Chief Operating Officer in Latin America and the U.S. and president of its Colombian operations. Prior to his tenure at Impsat, Mr. Alonso was managing director of Lime S.A., a waste management company in Colombia, and held other key positions in the Pescarmona group of companies.

        John T. Blount has served as our Regional President, North America and APAC since October 31, 2014. Prior to that, he served as President of tw telecom from January 2014 and Chief Operating Officer of tw telecom from 2005 to October 31, 2014. Prior to that, Mr. Blount served as Executive Vice President, Field Operations of tw telecom from 2000 to 2005. Prior to that position, Mr. Blount served as Senior Vice President, Sales of tw telecom from 1998 to 2000.

        Andrew E. Crouch has been the Regional President, EMEA and Global Accounts Management Division since October 31, 2014 and prior to that served as Regional President North America from October 2012 to October 31, 2014. Mr. Crouch has responsibility for the overall business results of the region including sales, marketing and operations. Prior to his position as Regional President North America, Mr. Crouch was Regional President Sales for North America from October 2011 to October 2012 and President of Sales from August 2010 to October 2011. Prior to that, Mr. Crouch was President of the Wholesale Markets Group from February 2008 to August 2010. From August 2005 to February 2008, Mr. Crouch was promoted to positions of increasing responsibility within Level 3's Sales organization. From January 2004 to August 2005, Mr. Crouch led Level 3's Enterprise Voice product team and from November 2001 to January 2004, held senior positions within the Sales organization.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee Report

The Compensation Committee of the Board, or the Committee, has reviewed this Compensation Discussion and Analysis and discussed that analysis with management. Based on its review and discussions with management, the Committee recommended to our Board that this Compensation Discussion and Analysis be included in Level 3's Form 10-K for the year ended December 31, 2014 and Level 3's Proxy Statement with respect to the 2015 Annual Meeting of Stockholders.

Compensation Committee
Michael J. Mahoney (Chairman)
Spencer B. Hays
Peter Seah Lim Huat
Peter van Oppen

Quick Reference Guide

I.
Executive Summary

II.
Compensation Best Practices

III.
Executive Compensation Framework and Risk Considerations
A.
Executive Compensation Program Philosophy
B.
Assessment of Risk
C.
Setting Executive Compensation
D.
Role of Management and Consultants
E.
Peer Group
F.
Compensation Mix

IV.
2014 Executive Compensation Components
A.
Base Salary
B.
Bonus
C.
Stock Based Awards
D.
Benefits
E.
Perquisites
F.
Post-Employment Compensation
a.
Pension
b.
Retirement
c.
Non-Qualified Deferred Compensation
d.
Other Post-Employment Payments

V.
Metrics for Performance Based Compensation
A.
Corporate Discretionary Bonus Program
B.
Performance-Based Restricted Stock Units

VI.
Determination of Total Compensation for 2014
A.
Base Salary
B.
Bonus
C.
Stock Based Awards
D.
Benefits
E.
Perquisites

VII.
Stock Ownership Guidelines

VIII.
Potential Effect on Compensation from Executive Misconduct—"Clawback"

IX.
Section 162(m) of the Internal Revenue Code

I.  Executive Summary

        Level 3 is a premiere provider of global communication services, creating solutions that strengthen the growth, efficiency and security of businesses around the world. Our vision is to be the trusted connection to the networked world. To fulfill that vision, we need to attract, motivate and inspire exceptional leaders to join Level 3 and grow with us. Our executive compensation program is designed to reward outstanding leadership in our complex and global organization and the Committee is committed to a program that aligns executive pay with both the performance of the company and the interests of Level 3's stockholders.

        In this Compensation Discussion and Analysis, we refer to the individuals shown below, and who are shown in the Summary Compensation Table, as our "Named Executive Officers."

• Jeff K. Storey	President and Chief Executive Officer
• Sunit S. Patel	Executive Vice President and Chief Financial Officer
• Andrew E. Crouch	Regional President—EMEA and Global Account Management Division
• Laurinda Y. Pang	Executive Vice President and Chief Administrative Officer
• John F. Waters, Jr.	Chief Technology Officer

        Our Committee makes all decisions for the compensation of our Named Executive Officers, other than for Mr. Storey. For Mr. Storey, the Committee reviews and approves his goals, evaluates his performance in light of these goals, and formulates and presents to the independent members of the full Board, for their approval, a recommendation for his compensation levels consistent with our compensation philosophy.

        Our executive compensation program appropriately balances compensation elements, including:

  •
  competitive base salaries;

  •
  short-term performance-based bonuses that provide the opportunity to earn above-market cash compensation for strong performance against important financial and business goals; and

  •
  long-term compensation that is linked to the future performance of the company and our common stock.

        We believe that each of these elements plays a meaningful role in a broad-based compensation program and work together to incent sustainable performance to create long-term value for our stockholders while supporting our recruiting and retention needs.

        In an effort to stay aligned with the interests of our stockholders, management regularly meets with stockholders and collects information regarding their thoughts and concerns, including those relating to any compensation programs. The Committee reviews this feedback and considers it when making changes to our executive compensation programs.

  2014 Performance

        2014 was a very successful year for Level 3. The 2014 compensation provided to our Named Executive Officers both motivated and rewarded them for delivering exceptional financial, operational and strategic results, as outlined below.

        Stock Price Appreciation.    In 2014, our year-end stock price increased from $33.17 to $49.38, an increase of 48.9%. This was on top of increases for 2013 and 2012 of 43.5% and 36.0%, respectively.

        Financial Performance.    For the year ended December 31, 2014, our stand-alone financial performance without including tw telecom inc.'s financial performance can be summarized as follows.

  •
  Our 2014 Core Network Services revenue increased 6.1% over 2013 on a constant currency basis.

  •
  Our 2014 Enterprise Core Network Services revenue increased 10% over 2013 on a constant currency basis.

  •
  Our full-year 2014 Adjusted EBITDA increased 19% over full-year 2013, excluding acquisition related expenses.

  •
  Our full-year 2014 Sustainable Free Cash Flow was $325 million, an increase of $372 million over full-year 2013.

        Merger and Acquisition Activity.    During 2014, we announced and closed the acquisition of tw telecom inc., which deepened our position in the United States market by adding approximately:

  •
  20,000 on-net buildings to our network;

  •
  24,000 metropolitan route miles in the United States;

  •
  more than 20,000 customers, the majority of which are in the enterprise market; and

  •
  $1.6 billion of total revenue on an annualized basis.

        This acquisition substantially improved our ability to deliver competitive, high quality communications services to customers in the United States.

        Capital Markets Activities.    During 2014, our activities in the capital markets resulted in the following capitalization changes.

  •
  We reduced our year-end 2014 ratio of net debt (defined as total debt less cash and marketable securities) to Adjusted EBITDA to 4.4x (on a pro forma basis for the tw telecom acquisition and excluding acquisition-related expenses) from 4.8x (on a Level 3 stand-alone basis) at year end 2013 and our weighted average cost of debt excluding capitalized leases decreased to 5.9% from 6.8%.

  •
  Pro Forma for the tw telecom acquisition, our debt maturity profile continued to improve as $3.6 billion in new and refinancing debt was raised during 2014.

  •
  Given our decreased weighted average cost of debt, we expect that our cash interest expense for 2015 will be approximately the same as it was in 2013 at $640 million despite our total debt outstanding being approximately $3 billion higher in 2015 than 2013 as a result of the debt related to the tw telecom acquisition and the assumption at the closing of the acquisition of $152 million in capital leases.

Reconciliations to the closest GAAP measure and/or an explanation of how we calculate these measures are contained in Annex 2 to this proxy statement. These financial figures measure our results on a stand-alone basis, excluding the costs, revenue and synergies associated with our acquisition of tw telecom inc. on October 31, 2014.

  2014 Say-on-Pay Vote

        Every year our stockholders have the opportunity to cast an advisory vote on executive compensation, which is commonly referred to as a "say-on-pay" vote. At our 2014 Annual Meeting of Stockholders, approximately 98% of the votes cast on the say-on-pay proposal relating to 2013 compensation were voted in favor of the proposal.

        To foster stockholder engagement on compensation related questions, when members of senior management meet one-on-one with stockholders, the meeting agenda includes a discussion of the stockholder's views of our executive compensation programs and the stockholder's assessment of how closely the programs tie to performance.

        During 2013 and 2014, the Committee implemented several changes to our compensation programs in response to feedback received from our larger stockholders and the Committee's continued evaluation of how well our compensation programs are tied to our performance. These changes include the following.

  •
  Mr. Storey did not receive an employment agreement when he was appointed as our President and Chief Executive Officer in April 2013.

  •
  Mr. Storey's compensation is approved by all of the independent members of the Board based on a recommendation from the Committee.

  •
  Beginning in 2014, our LTI awards include a "double trigger" that needs to be satisfied before payout related to a change of control.

  •
  We no longer grant employees outperform stock appreciation rights, or OSOs.

  •
  We award performance-based restricted stock units, or PRSUs, to our senior executives rather than awarding OSOs. PRSUs have a two-year performance measurement period with specific performance criteria determined by the Committee for each annual award cycle. PRSUs, which are earned and eligible to vest based on the satisfaction of performance conditions, vest 50% on the second anniversary of the grant date and the remaining 50% vest on February 1st of the following year, as a retention component.

  •
  Beginning in 2014, we pay our bonuses in cash. Over the last several years, we have paid our bonuses with a combination of cash and stock. We are now generating enough free cash flow that we are able to pay bonuses all in cash.

        With regard to 2014 compensation decisions, the Committee continued to follow our compensation best practices that are described in more detail below. The Committee felt supported in this course of action by our stockholders' overwhelming approval of the say-on-pay proposal at the 2014 Annual Meeting. The Committee will continue to take stockholder feedback regarding compensation, from both management's meetings with stockholders as well as through the say-on-pay vote results, into consideration for future compensation decisions.

II.  Compensation Best Practices

        Our executive compensation program incorporates and is administered according to what we believe are the following best practices.

  •
  The Compensation Committee approves the philosophy, framework, design, policies and practices of all executive compensation programs, as well as the specific compensation for the Named Executive Officers, except for our President and Chief Executive Officer. The Committee is comprised of experienced and independent Board members.

  •
  Our President and Chief Executive Officer's compensation requires approval by the independent members of the Board based on a recommendation from the Committee.

  •
  The Committee uses an independent compensation consultant for advice and information regarding compensation practices of our Peer Group as well as industry survey data. The consultant provides other consulting services to the company, however all of these services relate to LatAm and EMEA-based programs that do not affect any of the Named Executive Officers.

  •
  Equity awards granted under the long-term incentive program, or LTI, have a "double trigger" accelerated vesting provision in the event of a change in control.

  •
  Our long-term incentive plan prohibits the repricing of stock options without stockholder approval.

  •
  Only two perquisites are provided to our Named Executive Officers, personal use of the corporate aircraft and reimbursement for an Executive Physical. Other than this Executive Physical, there are no special health and welfare benefits for our Named Executive Officers. For more information regarding perquisites, please see "IV. 2014 Executive Compensation Components—E. Perquisites" below.

  •
  Our President and Chief Executive Officer and all of the executives reporting to him have stock ownership guidelines that are at or above the guidelines established by most of the companies in our Peer Group.

  •
  None of our Named Executive Officers has an employment contract.

  •
  Our executive compensation programs do not provide any tax gross-ups in the event of a change in control (other than with respect to certain equity awards granted prior to April 1, 2012).

  •
  In the event of an executive's misconduct resulting in a significant restatement of our financial results, we maintain the right to recover any compensation paid or awarded to the executive that is greater than what would have been paid or awarded if calculated based on the restated financial results.

  •
  We prohibit our executives from pledging their shares of Level 3 common stock, trading options on Level 3 common stock and holding their shares of Level 3 common stock in a margin account.

III.  Executive Compensation Framework and Risk Considerations

  A.    Executive Compensation Program Philosophy

        Our success depends in large part on our ability to attract, retain and motivate qualified executives who possess the skills necessary to grow our business. The following core principals provide a framework for our executive compensation program.

  •
  Our executives are rewarded fairly and competitively based on the results they achieve.

  •
  We pay above market total compensation for results that exceed expectations.

  •
  Our short and long-term incentives set expectations, measure results, reward achievement and hold executives accountable for expected results.

  •
  We reward executives who achieve results, while adhering to our corporate values.

  •
  Our bonus program is linked to company performance and the achievement of annual goals.

  •
  Our LTI program is linked to company performance and the creation of long-term stockholder value.

  •
  Stock ownership demonstrates an economic stake in our business that helps align executive's interests with those of our stockholders.

  •
  Our executive compensation program is based heavily on creating long-term value.

  B.    Assessment of Risk

        In structuring our executive compensation programs, the Committee seeks to discourage executives from engaging in risky behavior, or seeking short-term results that are detrimental to long-term performance. Our executive compensation programs balance the use of short-term cash compensation (base salary and bonus) with long-term stock compensation that rewards the creation of long-term stockholder value.

        Our short-term bonus program does not encourage unnecessary or excessive risk-taking, since the payment of a bonus to any individual, including the Named Executive Officers, is entirely at the discretion of our Committee. The bonus program's full discretion component allows the Committee to make adjustments, up or down, to the extent that it believes business decisions were made that could have a positive or negative effect on the short- or long-term business results.

        Our LTI program does not motivate participants to take unnecessary or excessive risks, since the LTI awards are made on a regular fixed schedule and the LTI vesting schedules serve as an incentive for our Named Executive Officers and other recipients of these awards to remain with us long-term and to focus their efforts on all elements of our performance that create long-term value.

  •
  RSUs have a four-year vesting schedule.

  •
  PRSUs have a three-year vesting schedule.

  •
  The outstanding OSOs that were awarded prior to the discontinuation of the program in 2013 have a three-year cliff vest.

        Having regular fixed award dates that are coupled with vesting requirements over multiple years provides a recurring schedule of potential award payouts that encourages participants to avoid taking actions to generate short-term gains that are to our long-term detriment.

        In addition, all employees, including our Named Executive Officers, are subject to our Worldwide Business Code of Conduct and our policies, including penalties for violations.

        Taken as a whole, we have concluded that our compensation structure, elements and incentives for 2014 appropriately balance incentives for risk taking and preservation of long-term stockholder value and are therefore not reasonably likely to have a future material adverse effect on Level 3.

  C.    Setting Executive Compensation

        Compensation decisions for our Named Executive Officers generally take place on an annual basis in February. The Committee determines the following with respect to our Named Executive Officers, other than our President and Chief Executive Officer. The Committee makes a recommendation to the independent members of the full Board for their approval of the following with respect to our President and Chief Executive Officer:

  •
  the bonuses for the prior year, if any;

  •
  the base salaries for the current year;

  •
  the LTI award levels for the current year; and

  •
  the goals and objectives for the bonus program for the current year.

        Our President and Chief Executive Officer provides recommendations for each Named Executive Officer's base salary, bonus and LTI awards. He does not provide an assessment of the individual's performance using quantifiable individualized targets nor performance measures. He develops his recommendations based on his subjective view of:

  •
  the company's performance with respect to established goals;

  •
  the individual's contribution to the company's performance, informed by the individual's performance relative to his or her individual objectives; and

  •
  competitive market data, including surveys and Peer Group data.

        In making its determinations on compensation for a Named Executive Officer, the Committee considers, among other factors:

  •
  the executive's experience, skills, job position and responsibilities;

  •
  individual contribution to the company's success;

  •
  expected future performance;

  •
  retention concerns;

  •
  internal pay equity;

  •
  competitive market data, including surveys and Peer Group data; and

  •
  our President and Chief Executive Officer's recommendations.

        The determination of any bonus payout is at the full discretion of the Committee with respect to our Named Executive Officers, other than our President and Chief Executive Officer. The Committee makes a recommendation to the independent members of the full Board for their approval with respect to our President and Chief Executive Officer. In exercising this discretion, those decisions are based on the Committee's and Board's assessment of the individual performance of our Named Executive Officers and each one's contribution to the company meeting our overall corporate goals. Our Committee also considers our President and Chief Executive Officer's recommendations with respect to the other Named Executive Officers. Individual performance targets or performance measures are not set for our Named Executive Officers.

        Similar to our approach for bonus payouts, we do not set individual performance targets or performance measures for our Named Executive Officers to receive LTI awards. The determination of these awards is made by the Committee in their discretion, which is informed by, among other things:

  •
  equity dilution metrics;

  •
  the competitive market, including surveys and Peer Group data; and

  •
  our President and Chief Executive Officer's recommendations.

        The Committee uses Peer Group data as a guideline to inform its action, but does not benchmark compensation decisions against the members of our Peer Group.

        The Committee can exercise its discretion to implement, reject or modify any recommendations provided by any member of management, including our President and Chief Executive Officer.

  D.    Role of Management and Consultants

        The Committee retained Towers Watson & Co. as its compensation consultant for its 2014 compensation determinations. Towers Watson provided the Committee with competitive information on compensation levels, programs and practices of our Peer Group and provided input for the determination of the Peer Group. Towers Watson provides additional consulting services to us, primarily related to our EMEA region and as actuaries to the trustees under an EMEA pension plan that we acquired. Towers Watson also provides competitive compensation data for our Latin America region. None of our Named Executive Officers, other executive officers or any of our Board members participate in the EMEA pension plan nor are included in the Latin American compensation analysis. In addition, the consulting teams at Towers Watson that provide these services for EMEA and Latin America do not consult with the team that provides services to the Committee.

        For 2014, we paid Towers Watson approximately $164,600 for services provided to the Committee and approximately $203,000 for the other consulting services. For these other consulting and actuarial services, the decision to engage Towers Watson was not made by the management team that supports the Committee. Level 3 management does not retain any other compensation consultants to address the base pay, bonus and LTI awards of our Named Executive Officers. During 2014, the Committee conducted an evaluation of Towers Watson's independence after considering the relevant regulations of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange. The Committee concluded that Towers Watson was independent of management and that the other services performed by Towers Watson raised no conflict of interests with respect to the advice provided to the Committee.

        Towers Watson provides our President and Chief Executive Officer with the same information and analysis that it provides to the Committee, which in part informs his recommendations. With respect to 2014 compensation determinations, Mr. Storey was also provided analyses by our Chief Administrative Officer and our Senior Vice President responsible for compensation and benefits in our Human Resources Department.

  E.    Peer Group

        The Committee uses a Peer Group as an additional source of information in reviewing compensation decisions and overall compensation program design for our senior executives, including the Named Executive Officers. The Committee determines the Peer Group members based on Towers Watson's recommendation. Towers Watson develops its recommendation based on first reviewing companies that are in our industry, adding companies that are our competitors for talent and eliminating companies based on characteristics, such as lines of business, revenue, number of employees and geography, which are not comparable with us. The Committee does not use information from the Peer Group to benchmark its compensation decisions.

        The following companies were included in our Peer Group for 2014:

Automatic Data Processing, Inc.	Juniper Networks, Inc.
Cablevision Systems Corporation	Liberty Global Inc.
CenturyLink, Inc.	Motorola Solutions
Charter Communications Inc.	NCR Corp.
Computer Sciences Corporation	NetApp, Inc.
Dish Network Corp.	Telephone & Data Systems Inc.
Fiserv, Inc.	T-Mobile US, Inc.
Frontier Communications Corp.	United States Cellular Corp.
Harris Corp.	Windstream Corporation

        We note that in 2014, the Committee removed NII Holdings from the Peer Group because its revenue and market cap have dropped substantially and replaced it with Motorola Solutions.

        To assess how closely we align to the Peer Group companies, Towers Watson compared several metrics and determined our relative position to the members of the Peer Group. For our Peer Group companies they used available data for the most recent fiscal year. For Level 3, they used pro forma data, taking into account the completion of the tw telecom acquisition. Our percentile ranking for total revenue, market capitalization, enterprise value and EBITDA, all as analyzed and determined by Towers Watson, as being between the 60th and 70th percentile. The percentile ranking shows the percentage of Peer Group companies that are the same or lower than us with respect to the particular metric.

  F.    Compensation Mix

        A significant percentage of total target compensation for our Named Executive Officers is allocated to bonus and LTI awards. We do not have a pre-established policy or target for the allocation between either cash and non-cash or short-term and long-term incentive compensation. Rather, the Committee reviews information provided by Towers Watson as well as our executives to determine the appropriate level and mix of base and incentive compensation. We also adjust our compensation programs based on the evolving business and economic environment. Ultimately, however, the Committee exercises its full discretion to determine the allocation between cash and non-cash or short-term and long-term incentive compensation.

IV.  2014 Executive Compensation Components

        For the year ended December 31, 2014, the principal components of Named Executive Officer compensation were:

  •
  base salary;

  •
  discretionary cash bonus; and

  •
  long-term equity incentive compensation.

        Our base salary and bonus decisions are designed to attract and retain talented executives, reward annual achievements and to be commensurate with the executive's scope of responsibilities, demonstrated leadership abilities, and management experience and effectiveness. Our LTI program—focuses on retaining, motivating and challenging the executive to achieve superior long-term, sustained results and increase stockholder value.

  A.    Base Salary

        Base salary levels for our Named Executive Officers are typically reviewed annually as part of our performance review process, as well as upon a promotion or other change in job responsibility. In addition certain of the Named Executive Officers' base salaries were adjusted in connection with the company's acquisition of tw telecom, inc. Base salary adjustments made during 2014 are discussed below under "V. Determination of Total Compensation for 2014—A. Base Salary."

  B.    Bonus

        Our Corporate Discretionary Bonus Program is designed to reward our executives for performance against short-term financial and business goals. Our Committee does not establish performance targets that, if met in full or in part, automatically results in the payment of a bonus to a Named Executive Officer. Instead, the Committee considers the performance against preset goals as one factor that influences the Committee's decision to pay a bonus. These goals are not intended as specific targets.

        In August of each year, the Committee reviews the goals for the Corporate Discretionary Bonus Program to confirm that they remain appropriate. The Committee reserves the right to make adjustments during the year to the goals or the relative weighting assigned to the goals. Although no changes were made during 2014 to the goals or weightings discussed in "V. Metrics for Performance Based Compensation" below or to their relative weightings, the Committee did also take into consideration other strategic and subjective factors in determining the final payouts under the 2014 Corporate Discretionary Bonus Program, as described in that section below.

        The Committee assesses these goals and objectives after completion of the year and determines the percentage at which to fund the bonus pool for the full employee base. As discussed in "V. Metrics for Performance Based Compensation" below, the Committee also assesses other factors such as mergers, acquisitions, divestitures and capital markets activities, prevailing market and economic conditions and the subjective assessment of individual performance in the exercise of its discretion in paying a bonus. Where performance is above the targeted level, the Committee may elect to pay a bonus above the range of targeted payouts. Performance goals are assigned a weighting, which is not absolute in its application, but serves as a guideline to inform the Committee's determination of the bonus payment level.

  C.    Stock Based Awards

        A critical component of our executive compensation philosophy is providing appropriate incentives to executives through our LTI program. For 2014, our LTI program provided for two types of equity awards. The first is performance-based restricted stock units—or PRSUs—that have both a performance element and a time vesting element. PRSUs are earned if a specified performance metric is achieved. If the required level of performance is achieved, the PRSUs vest over a period of three years, depending on the participant's continued employment. The second type of equity award is time-based restricted stock units—or RSUs—that vest over a period of years, depending on the participant's continued employment and the terms of the specific grant. We believe these awards serve several purposes, including:

  •
  encouraging key employees to focus on sustainable long-term performance,

  •
  strengthening the relationship between compensation and stock price performance,

  •
  aligning management's financial interests with those of the stockholders, and

  •
  helping attract and retain talented people.

        LTI award determinations are made annually. For existing employees, PRSUs are awarded on April 1 and RSUs are awarded on July 1. The 2014 award level for each Named Executive Officer was determined by the Committee in its full discretion, using as a guideline competitive data from the Peer Group, as well as the general factors discussed above.

        Individual LTI awards are made after the Committee has determined the total number of awards or "pool" that will be available for the annual grants. The Committee considers several factors to inform its determination of the total number of awards in the pool. These factors include the Shareholder Value Transfer methodology, the "run rate" and additional factors that the Committee determines are appropriate.

        The Shareholder Value Transfer, or SVT, methodology informs the determination of the number of shares for:

  •
  annual LTI awards;

  •
  new hire, retention, special incentive and promotion LTI awards; and

  •
  any off-cycle LTI awards approved by the Committee for all employees, including all officers, directors, employees and new hires.

        This approach limits the number of shares available for grant to a set number each year and can vary in value depending upon the company stock price on the date of grant. The SVT methodology analyzes, as of the date of its calculation, the aggregate fair value of issued and unvested LTI awards as a percent of our total market capitalization, and is calculated on a gross basis without taking into account cancellations and forfeitures of awards.

        "Run rate" refers to a measure of the annual dilution to stockholders from our grant of common stock based awards, and is defined as a fraction, the numerator of which is the shares issued pursuant to a plan and the denominator of which is the total shares outstanding.

        In February 2014, the Committee approved an SVT percent of 1% of our market capitalization for the 2014 annual LTI program award pool. For the Peer Group, the 50th percentile SVT percent was 0.74% and the 75th percentile was 1.22%. The approved SVT percent resulted in a run rate of approximately 1.10% for LTI awards. For 2014, the stock awards attributable to the LTI program resulted in an SVT percent of 1.03%. In 2014, we also issued stock rather than using cash to pay a portion of our bonuses. We are now generating enough free cash flow that we are able to pay bonuses all in cash. We also issued stock related to an incentive earned under the 2012 Management Incentive and Retention Program, or MIRP. When stock awarded for the bonus program and the MIRP is included, the SVT percent was 1.77%. The MIRP no longer exists and we no longer pay bonuses in shares of our common stock.

        RSUs.    An RSU represents our agreement to issue to the employee shares of our common stock (or, in the Committee's discretion, cash) on the date that the restrictions lapse, so long as the employee is employed on that date. RSUs are generally granted on July 1 of each year. RSU grants for new hires, retention and promotions are made on the first day of the quarter following the event. The restrictions on RSUs generally lapse in equal annual installments over four years, subject to the terms of the specific grant. Upon retirement, the restrictions on a prorated percentage of all outstanding RSUs held by that person lapse. When restrictions lapse on an RSU, the employee is issued the number of shares of common stock equal to the number of RSUs for which the restrictions have lapsed.

        PRSUs.    A PRSU represents our agreement to issue to the employee shares of our common stock (or, in the Committee's discretion, cash) on the date that the restrictions lapse, so long as specific performance objectives are achieved. PRSUs are generally granted on April 1 of each year. The performance period for PRSUs issued in 2014 ends on December 31, 2015, and the performance objective is based on 2015 Adjusted EBITDA.

        The Committee established threshold, target and maximum performance levels for 2015 Adjusted EBITDA. The 2015 Adjusted EBITDA determines the number of 2014 PRSUs earned, as shown below.

  •
  If the threshold level of Adjusted EBITDA is not met, the 2014 PRSUs are cancelled.

  •
  If the threshold level of Adjusted EBITDA is achieved, 50% of the 2014 PRSUs are earned.

  •
  If target Adjusted EBITDA is achieved, 100% of the PRSUs are earned.

  •
  If maximum Adjusted EBITDA is achieved, 200% of the 2014 PRSUs are earned.

  •
  For performance between threshold and target and between target and maximum, the number of 2014 PRSUs earned is interpolated.

        If any of the 2014 PRSUs are earned, the restrictions lapse 50% on April 1, 2016, with the remaining 50% lapsing on February 1, 2017, subject in each case to continuous employment by the recipient. Upon retirement, a prorated percentage of all outstanding PRSUs become vested, and the number of shares issued is determined at the end of the performance period. If retirement occurs after the performance period has ended, the shares earned are issued immediately. If retirement occurs during the performance period, the shares are issued after the performance period ends and the Committee has determined the performance level.

        Change of Control.    A "double trigger" is applied to all LTI awards made beginning April 1, 2014, including all PRSUs. A double trigger provision requires that in addition to a change of control, the employee must also have his or her position terminated or materially changed in order for the vesting of the awards to accelerate.

        LTI program awards made prior to 2014 have a single trigger acceleration upon a change of control. The Committee had previously maintained the use of a single trigger acceleration because:

  •
  single trigger vesting allows for continuing employees to be treated in the same manner as employees who are terminated after a change in control with respect to outstanding equity grants;

  •
  the employing company that made the original equity grant will no longer exist in the same form after a change in control and employees should not be required to have the fate of their outstanding equity tied to the new company's future success; and

  •
  a single trigger on equity vesting can serve as a retention device during change in control discussions, especially for more senior executives where equity represents a significant portion of their total pay package.

        However, based on the Committee's continued evaluation of investor sentiment and expectations for the treatment of compensation upon a change of control, the Committee determined that a single trigger is no longer appropriate and the single trigger has been replaced with a double trigger effective for awards beginning in 2014.

        The definition of what constitutes a "change of control" is set forth in our Level 3 Communications, Inc. Stock Plan. The following summary of the definition of what constitutes a "change of control" is qualified in its entirety by reference to the full definition included in the Stock Plan:

  •
  a change in ownership or control of Level 3 Communications, Inc. effected through a transaction or series of related transactions (other than an offering of our common stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any "person" (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934) or any two or more persons deemed to be one "person" (as used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934), other than Level 3 Communications, Inc. or any of its affiliates (as defined in the Stock Plan), or an employee benefit plan maintained by Level 3 Communications, Inc. or any of its affiliates, directly or indirectly acquire "beneficial ownership" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of securities of Level 3 Communications, Inc. possessing more than fifty percent (50%) of the total combined voting power of Level 3 Communications, Inc.'s securities outstanding immediately after such acquisition; or

  •
  the date upon which individuals who, as of May 20, 2010, constitute the Board of Directors of Level 3 Communications, Inc. (the "Incumbent Board"), cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to May 20, 2010, whose election, or nomination for election by the Level 3 Communications, Inc. stockholders, was approved by a vote of at least a majority of the directors then constituting the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board since May 20, 2010, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

  •
  the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of Level 3 Communications, Inc. to any "person" (as defined in Section 3(a)(9) of the Securities Exchange Act of 1934) or to any two or more persons deemed to be one "person" (as used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934) other than Level 3 Communications, Inc.'s affiliates (as defined in the Stock Plan).

        In addition, the Committee may determine that such event or transaction does not constitute a Change in Control, provided that the Committee reasonably concludes that such event or transaction:

  •
  is not likely to result in a significant change to the identities of the persons functioning as our senior management, either immediately or in the foreseeable future (it being understood that the Committee need not conclude that no changes in our senior management are likely to occur), and

  •
  is not likely to result in control of the Board (or a significant portion of the Board's functions) being transferred to a single person or entity, either immediately or in the foreseeable future, with certain specified exceptions.

        We also have a requirement that the change of control must also qualify as a "change in control event" as defined in Treasury Regulation 1.409A- 3(i)(5)(i), so that our RSUs will be compliant with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended. In the event that there is a change in control as defined by the Stock Plan that does not qualify as a change in control event under Section 409A, if the employee undergoes a separation from service on account of his or her termination of employment by us without cause following that change in control, we will, in our sole discretion, either (a) issue all unissued shares of our common stock issuable pursuant to the RSU award to the employee or (b) pay the employee in a combination of cash and stock the value of those shares of our common stock as provided for in the Stock Plan.

        Modifications.    From time to time, management and our Committee evaluate all elements of our LTI programs to determine whether these programs are accomplishing our goals in the most cost-effective manner. The Committee also considers the feedback management has received from our stockholders regarding our LTI programs. The Committee may make changes to any or all of the elements of these programs to reflect the changing needs related to attracting, retaining and motivating our Named Executive Officers. These changes may be based, in part, on market conditions and the LTI program of competitors. For information regarding the adoption of the Level 3 Communications, Inc. Incentive Stock Plan and the proposal for the stockholders to approve that plan at the Annual Meeting, please see "STOCK INCENTIVE PLAN PROPOSAL."

  D.    Benefits

        Our employees, including the Named Executive Officers, participate in a variety of health and welfare and paid-time-off benefits that enable us to attract and retain our employees in a competitive marketplace and help ensure that we have a productive and focused workforce.

  E.    Perquisites

        We limit the perquisites that we make available to our Named Executive Officers. With only two exceptions as described below, our Named Executive Officers are entitled to no benefits that are not otherwise available to all of our employees. We do not provide club memberships, financial consulting, pension arrangements, post-retirement health coverage or similar benefits for our Named Executive Officers.

        We do provide our Named Executive Officers the opportunity for personal use of our corporate aircraft. We provide this perquisite because we believe that it generally affords us increased security and allows our executives to work more efficiently and productively when traveling for personal reasons. For Named Executive Officers other than Mr. Storey, any personal use of our corporate aircraft is pursuant to an Aircraft Time-Share Agreement, under which the Named Executive Officer must reimburse us for our incremental cost of providing his or her personal use of the corporate aircraft. For Mr. Storey, we impute as income the cost of his personal use of our aircraft. To calculate the amount of imputed income, we use the Internal Revenue Service's Standard Industry Fare Level, or SIFL, rates. For all Named Executive Officers, when a guest accompanies the executive on business travel and when required by applicable Internal Revenue Service regulations, we impute as income to that executive the cost of that additional traveler.

        We also provide up to $2,500 for an annual Executive Physical for our Named Executive Officers and other senior members of management who are over 50. For those who are under age 50, they are eligible for this benefit every five years. We provide this perquisite because we believe it is in the company's best interest for our Named Executive Officers to remain healthy.

  F.    Post-Employment Compensation

        Pension Benefits.    We do not provide pension arrangements for our Named Executive Officers. Our Named Executive Officers are eligible to participate in our 401(k) plan. We provide a matching contribution to all participants in the 401(k) plan, including our participating Named Executive Officers, through units in the Level 3 Stock Fund. For 2014, we matched up to 100% of participants' contributions up to 4% of eligible earnings, or regulatory limits if lower. Neither the Named Executive Officers nor our other employees are able to purchase units in the Level 3 Stock Fund. All of the Named Executive Officers have more than three years of service with us, and as a result, each of them is fully vested in the units of the Level 3 Stock Fund in his or her 401(k) plan account.

        Retirement Benefits.    None of our Named Executive Officers is currently eligible for retirement. Upon a Named Executive Officer's retirement in accordance with our retirement program, restrictions on outstanding LTI become vested as follows.

  •
  The restrictions on all RSUs issued prior to January 1, 2014 lapse.

  •
  OSOs are retained by the individual until those OSOs settle on the third anniversary of their grant.

  •
  A prorated percentage of RSUs issued after January 1, 2014 become vested.

  •
  A prorated percentage of all outstanding PRSUs become vested, and the number of shares issued is determined at the end of the performance period.

        In addition, under our Corporate Discretionary Bonus Program, Named Executive Officers who are U.S. residents and retire from the company are eligible for a prorated bonus based on the number of days worked during the year. The bonus payment is calculated by multiplying the Named Executive Officer's individual bonus target first by the Corporate bonus pool funding percentage determined by the Committee and second by an assumed 100% performance rating for the individual.

        Nonqualified Deferred Compensation.    We do not provide any nonqualified defined contribution or other deferred compensation plans.

        Other Post-Employment Payments.    At December 31, 2014, all of our Named Executive Officers were employees-at-will and as such did not have employment contracts with us. However, each or our Named Executive Officers participates in the Key Executive Severance Plan, or KESP, which provides for payments in certain circumstances upon termination.

        The Committee adopted the KESP to provide severance and welfare benefits to each eligible executive who is involuntarily terminated from employment by the company without "cause" or who voluntarily terminates employment with "good reason," each as defined in the plan. Participants in the KESP include senior members of management designated by the Committee.

        A Named Executive Officer in the KESP will be entitled to the following severance benefits upon a termination of employment by us without cause or by the person with good reason:

  •
  a prorated bonus for the year of termination based on his or her most recent target annual bonus;

  •
  a lump sum cash payment equal to two times the sum of his base salary and most recent target annual bonus for Messrs. Storey and Patel and one times the sum of his or her base salary and most recent target annual bonus for Mr. Crouch, Ms. Pang and Mr. Waters;

  •
  a lump sum cash payment equal to our paid portion of continued medical and dental insurance coverage to cover twenty-four months for Messrs. Storey and Patel and twelve months for Mr. Crouch, Ms. Pang and Mr. Waters;

  •
  reimbursement of up to $10,000 for the cost of outplacement services; and

  •
  vesting of a portion of his or her equity-based awards as described below.

        If a Named Executive Officer is not retirement-eligible under our retirement benefit at the time of a qualifying termination, the accelerated vesting will apply to that portion of his or her equity awards that would have vested during the twelve-month period following termination. If a Named Executive Officer is retirement-eligible, the accelerated vesting will apply to all of his or her equity awards, which currently consist of RSUs, PRSUs and OSOs. None of our Named Executive Officers is retirement eligible.

        Participation in the KESP is conditioned upon the execution of and compliance with a restrictive covenant agreement containing customary covenants of noncompetition (effective only if payments are received under the KESP), nonsolicitation and nondisparagement (all of which are effective upon signing). All severance benefits under the KESP are also conditioned upon the Named Executive Officer's execution of a general release of claims against us.

        Pursuant to the terms of the applicable award agreements, all equity awards granted before April 1, 2014, and currently held by the Named Executive Officer vest upon a change in control of the company regardless of whether a termination occurs. All equity awards granted on April 1, 2014 or after and currently held by the Named Executive Officer vest upon a change in control and a resulting termination of employment.

        We view the KESP as reasonable and in line with competitive practice.

        The estimated liabilities for various termination scenarios are outlined below under "Potential Payments Upon Termination or Change of Control".

        In connection with the implementation of PRSUs to replace OSOs, the Committee amended the KESP's retirement treatment of both PRSUs and RSUs. Instead of the restrictions on transfer accelerating for all awards under the KESP on a termination that is covered by the KESP when the participant is retirement eligible, the restrictions on transfer will be accelerated for awards of PRSUs and RSUs on a pro-rata basis. Under the terms of the KESP, this amendment will be effective in mid-2015.

V.  Metrics for Performance Based Compensation

  A.    Corporate Discretionary Bonus Program

        Our Corporate Discretionary Bonus Program is designed to reward our executives for their performance compared to short-term financial and business goals. In February 2014, our Committee determined the 2014 financial and business goals for the Corporate Discretionary Bonus Program, of which all Named Executive Officers are participants. Bonuses for 2014 did not have a preset minimum or maximum payout.

        The 2014 Corporate Discretionary Bonus Program goals were:

  •
  Meet overall 2014 financial goals, with overweighting on achievement of cash flow target, budgeted revenue growth and Adjusted EBITDA growth.

  •
  Performance measured against 2014 Board approved budget targets and Core Network Services revenue exit run rate (that is, the monthly recurring Core Network Services revenue in December 2014). The Committee assigned a 70% weighting for this goal.

  •
  Continue focus on improving the customer experience; maintain or improve 2013 scores.

  •
  Performance measured by customer satisfaction surveys. The Committee assigned a 15% weighting for this goal.

  •
  Ensure the company attracts and retains the appropriate workforce.

  •
  Performance measured by voluntary turnover rates for our high performing employees and for our vice presidents and above. The Committee assigned a 15% weighting for this goal.

The Committee also takes into account additional factors such as mergers, acquisitions, divestitures and capital markets activities, prevailing market and economic conditions and the subjective assessment of individual performance.

  B.    Performance-Based Restricted Stock Units

        Our performance-based restricted stock units, or PRSUs, are designed to reward our executives for their performance against long-term financial goals. All Named Executive Officers received PRSU awards in 2014. In February 2014, our Committee determined two-year Adjusted EBITDA growth was the metric for the 2014 PRSUs. Performance will be measured by comparing 2015 Adjusted EBITDA to 2013 Adjusted EBITDA. The Committee, however, has discretion to adjust the metric if events occur after the award date that are unrelated to our performance and result in a distortion of the metric. Events that could give rise to an adjustment include but are not limited to:

  •
  restructurings, acquisitions, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges;

  •
  an event either not directly related to our operations or not within the reasonable control of management; and

  •
  a change in tax law or accounting standards required by generally accepted accounting principles.

VI.  Determination of Total Compensation for 2014

        Given the Named Executive Officers' roles in leading Level 3 during 2014, the Committee considers the total compensation provided to the Named Executive Officers as set forth below for 2014 to be appropriate given the company's exceptional financial, operational and strategic achievements. The Committee has also concluded that the total compensation paid to the Named Executive Officers for 2014 is consistent with our compensation philosophy of paying for performance and rewarding the creation of stockholder value.

        For detailed information on the development and operation of our compensation programs, please see "IV. 2014 Executive Compensation Components" earlier in this Compensation Discussion and Analysis.

  A.    Base Salary

        In February 2014, the Committee reviewed the 2014 base salaries for our Named Executive Officers. Mr. Storey provided recommendations for consideration by the Committee. In March 2014, each Named Executive Officer received a salary increase based on market data, individual performance and the average merit increase for all other company employees. These salary increases ranged between 3.0% and 5.0%. Mr. Storey did not receive a salary increase at that time.

        In May 2014, Ms. Pang was promoted to Executive Vice President and Chief Administrative Officer with the retirement of Thomas C. Stortz. Ms. Pang received an 11.65% salary increase to $460,000 to reflect the increased scope and competitive market for her new role.

        In October 2014, in connection with the company's acquisition of tw telecom inc., the Committee determined to increase the base salary for Mr. Patel, and to recommend to the full Board an increase in the base salary for Mr. Storey. In November 2014, the Board unanimously agreed with the Committee's recommendation regarding the proposed increase in Mr. Storey's base salary. As a result of these actions, Mr. Storey's annual base salary was increased by 26.0% to $1,200,000, and Mr. Patel's annual base salary was increased by 7.7% to $650,000, each of which was effective for the first full pay period following the closing of the tw telecom acquisition. The Committee (and the full Board, as it pertains to Mr. Storey) felt that these increases were necessary, primarily in order to remain competitive given the increased size and complexity of the company after closing of the transaction, and in order to ensure that these high-performing executives would receive compensation that was commensurate with their performance and contributions to the company's success.

        Additionally, in connection with the closing of the company's acquisition of tw telecom inc, Mr. Crouch, who previously was Regional President—North America, was named as the Regional President, EMEA and Global Accounts Management Division. Mr. Crouch has been very successful leading our North America region and the Committee determined he had the right skills and experience to effect an improvement in EMEA's performance. With this appointment, Mr. Crouch received a 24.0% salary increase to $588,000. The Committee determined this increase was appropriate due to the challenges related to leading our EMEA region and the higher cost-of-living in London, the site of our EMEA headquarters.

        When compared against the available information from the Peer Group, the Committee observed that our Named Executive Officers' 2014 base salaries were generally at or below the 50th percentile of the Peer Group. With the changes made to Mr. Storey and Mr. Patel's base salary effective in November 2014, their base salaries are at the 75th percentile of the Peer Group. Variations generally relate to the experience level of the individual and the fact that roles for a participating title may not match particularly well company to company.

        In connection with the Committee's review of base salaries in 2015, Ms. Pang and Mr. Waters received merit based base salary adjustments effective March 28, 2015. The remaining Named Executive Officers did not receive a merit based salary adjustment for 2015, because their respective base salaries were adjusted at the time of the tw telecom acquisition closing.

  B.    Bonus

        In February 2015, when determining the 2014 bonuses for the Named Executive Officers, the Committee considered the company's performance against the objectives described in section V. Metrics for Performance Based Compensation as well as each Named Executive Officer's individual contribution to the company's success in 2014. The company's performance against objectives is covered in the following items.

        2014 Financial Goals.    The following table summarizes our Board of Directors-approved budget targets, which may differ from our publicly issued guidance, as well as our actual results for 2014, as adjusted during 2014 for payments of severance and accelerated interest payments that were not anticipated when the budget was initially set.

Metric ($ in Millions)	2014 Budget	2014 Actual Results	% to Budget
Core Network Services Revenue	$5,864	$5,915	100.9%
Adjusted EBITDA	$1,780	$1,869	105.0%
Core Network Services Run Rate	$498	$513	103.0%
Sustainable Free Cash Flow	$263	$325	123.6%

        All figures measure the company's results on a stand-alone basis and on a constant currency basis to compare against budget, excluding the costs, revenue and synergies associated with the company's acquisition of tw telecom inc. on October 31, 2014.

        Customer experience.    During the course of the year, our performance against this goal was measured by various customer satisfaction surveys. Our surveys use a seven point scale, with a score of seven (the top "box") representing very satisfied and a score of one (the bottom "box") representing very dissatisfied. Customer satisfaction scores increased in EMEA and in Latin America versus 2013 results. On a global basis, overall scores decreased slightly versus 2013 driven by lower scores in North America. Based on transactional surveys, the company's North America operations showed improvements as they exited 2014. Management and the Committee were satisfied with the performance for this objective.

        Attract and Retain an Appropriate Workforce.    Given the nature of this objective, no specific quantitative targets were established by the Committee. The Committee determined that the company has been able to retain the appropriate workforce, based in part on the review of a variety of voluntary turnover rate statistics, which showed our turnover rates were positive relative to the market and compared to the prior year. In addition, the Committee believed that the company's ability to retain key executives following the announcement and closing of the tw transaction positioned the company for a successful integration following closing.

        Other Factors.    The Committee also considered the tw telecom acquisition which substantially improved our ability to deliver competitive, high quality communications services to customers in the United States.

        The Committee also considered capital markets related activities completed during 2014. We raised a total of $3.6 billion of new and refinancing debt. We expect to maintain the same level of cash interest expense in 2015 as it was in 2013, despite having increased the total amount of our outstanding debt by $3 billion since 2013 related to the tw telecom acquisition and the assumption of $152 million in capital leases held by tw telecom.

        For the year ended December 31, 2014, the Committee and the full Board of Directors were pleased with Mr. Storey's leadership of the company given:

  •
  the company's financial results;

  •
  the performance with respect to the customer satisfaction and employee retention objectives;

  •
  our success in our capital markets transactions;

  •
  the tw telecom acquisition; and

  •
  our stock price performance.

        The Committee's assessment of our performance against the objectives described above, with an emphasis on the financial results, informed the Committee's determination of the level at which to fund the bonus pool for the broad employee base.

        Based on the performance described above and each Named Executive Officer's individual contribution to this performance, the Committee approved the payment of cash bonuses as indicated in the table below. Based on the performance described above, the Board approved the payment of Mr. Storey's bonus, based on a recommendation from the Committee:

Name
Jeff K. Storey	$3,000,000
Sunit S. Patel	$1,119,574
Andrew E. Crouch	$903,563
Laurinda Y. Pang	$609,591
John F. Waters, Jr.	$566,140

  C.    Stock Based Awards

        In February 2014, a total award pool for all eligible employees was determined for restricted stock units, or RSUs, and performance restricted stock units, or PRSUs, as well as each eligible employee's award level. These award levels were consistent with the Committee's practices and the philosophy described in "IV. 2014 Executive Compensation Components" earlier in this Compensation Discussion and Analysis.

        Mr. Storey provided the Committee his recommendation for each Named Executive Officer's LTI award level. He based his recommendations on his subjective assessment of the relative value of the roles held by Mr. Patel, Mr. Crouch, Ms. Pang and Mr. Waters and his review of competitive information from surveys and our Peer Group. Mr. Storey did not make recommendations by way of an assessment of the individual's performance using set individualized targets or performance measures. The Committee establishes the level of LTI awards for these individuals after taking into account this recommendation along with its own assessment of competitive information.

        During calendar year 2014, as participants in our LTI program, each Named Executive Officer received the RSUs and PRSUs indicated in the table below. All PRSU awards were made on April 1, 2014 and are shown at target. All RSU awards were made on July 1, 2014.

Name	RSUs	PRSUs
Jeff K. Storey	80,000	80,000
Sunit S. Patel	40,000	40,000
Andrew E. Crouch	20,000	20,000
Laurinda Y. Pang	17,500	16,250
John F. Waters, Jr.	15,000	15,000

  D.    Benefits

        Our Human Resources, Finance and Legal Departments handle the day-to-day design and administration of savings, health, welfare and paid-time-off plans and policies applicable to our employees, including our Named Executive Officers. The Committee (and in certain cases the entire Board) remains responsible for certain fundamental changes to these plans and policies outside of the day-to-day administrative requirements.

  E.    Perquisites

        The only perquisites we make available to our Named Executive Officers are the permitted personal use of our corporate aircraft and reimbursement of up to $2,500 for expenses associated with an Executive Physical.

        For Mr. Storey we impute as income the cost of personal travel and, when required by Internal Revenue Service regulations, the personal travel of any guest that accompanies him on business travel. To calculate the amount of imputed income, we use the Internal Revenue Service's Standard Industry Fare Level, or SIFL, rates. For 2014, Mr. Storey had $34,235 of imputed income. These amounts differ from the amounts disclosed in the Summary Compensation Table below, which we have calculated as approximately $196,553, for Mr. Storey. The amounts included in the Summary Compensation Table represent our incremental cost to provide the benefit when it is used solely for personal reasons and not when a guest accompanies him on business travel.

        In 2014, Mr. Crouch used the aircraft for solely personal reasons and reimbursed the company for that personal use pursuant to his Time Sharing Agreement. The rates paid are higher than the SIFL rates, and therefore no income is imputed for that personal use.

        In 2014, Mr. Crouch and Ms. Pang utilized the Executive Physical perquisite.

VII.  Stock Ownership Guidelines

        The Committee has adopted guidelines for ownership of our common stock for our senior executives and the members of our Board. The Committee reviews these guidelines at least annually, and may update or modify them based on a variety of factors including the composition of our senior management team and stock market conditions.

        The current stock ownership guidelines require our President and Chief Executive Officer and each senior executive reporting directly to our President and Chief Executive Officer to hold stock that has a value that is equal to or greater than a multiple of his or her base salary, as follows:

Title	Base Salary Multiple
President and Chief Executive Officer	8
Chief Financial Officer	4
Other Senior Executives Reporting to CEO	3

        For our senior executives, stock held by the individual, his or her spouse and minor children, along with shares of our common stock held in the individual's 401(k) Plan account and in trusts for the benefit of these individuals, will be included for purposes of determining the individual's satisfaction of the ownership guidelines.

        We do not provide grants of restricted stock or restricted stock units to assist our senior executives to meet our stockownership guidelines. In addition, the Committee does not require private or open market purchases of our common stock to meet the ownership guidelines. Rather, the Committee has concluded that until the executive is in compliance with these guidelines, the executive should hold at least 50% of the stock issued upon any vesting of OSOs, RSUs or PRSUs, after shares are sold to cover taxes. The failure of an executive to make a good faith effort to meet the guidelines in a timely manner and to maintain compliance with the guidelines will be a significant factor in the Committee's and senior management's determinations of the individual's future bonus payments and LTI compensation awards.

        The members of our Board are subject to an ownership guideline requiring them to hold stock that has a value that is equal to or greater than seven times (7x) the current annual cash retainer for a Board member. For members of our Board, the Board requires that each member of the Board hold all shares of our common stock received as compensation for Board service until such time as the Board member's ownership of common stock meets the ownership guideline. Provided, however, that a Board member is permitted to sell stock to cover income tax liabilities associated with the vesting of a stock award even if the Board member does not then meet the guideline. To determine a Board member's compliance with the ownership guideline, all awarded but unvested restricted stock units will be treated as shares of issued common stock on a one for one basis. In addition, shares of common stock held by the Board member, his or her spouse and minor children, along with shares of common stock held in the individual's retirement accounts and in trusts for the benefit of these individuals, will be included for purposes of determining the Board member's satisfaction of the ownership guideline.

        The Board encourages each Board member to hold all shares of common stock received as compensation for Board service, or otherwise acquired, until the Board member is no longer a Board member. Any Board member who sells or otherwise transfers shares of common stock where after giving effect to the sale or transfer, the Board member would own common stock in an amount less than the ownership guideline must volunteer to resign from the Board. The Board does not believe that such person should necessarily leave the Board. However, there should be an opportunity for the Board through the Board's Nominating and Governance Committee to review the continued appropriateness of the Board member's continued membership on the Board under the circumstances.

VIII.  Potential Effect on Compensation from Executive Misconduct—"Clawback"

        If our Board determines that an executive officer has engaged in fraudulent or intentional misconduct, the Board would take action to remedy the misconduct, prevent its recurrence, and impose such discipline on the wrongdoer as would be appropriate. Discipline would vary depending on the facts and circumstances, and may include, without limit, termination of employment and initiating an action for breach of fiduciary duty. If the misconduct resulted in a significant restatement of our financial results, discipline may also include seeking reimbursement of any compensation paid or awarded to the executive that is greater than what would have been paid or awarded if calculated based on the restated financial results. These remedies would be in addition to, and not in lieu of, any actions imposed by law enforcement agencies, regulators or other authorities.

IX.  Section 162(m) of the Internal Revenue Code

        The Committee takes into consideration the tax deductibility limitation of Section 162(m) of the Internal Revenue Code of 1986 when making compensation decisions for our Named Executive Officers. Generally, Section 162(m) limits the amount of compensation that a public company can deduct for federal income tax purposes to the extent that the compensation is greater than $1.0 million and does not fall within that section's exemptions. Our PRSUs and previously granted OSOs are intended to meet the requirements for "qualified performance-based compensation" exempt from these deductibility limitations. Our bonus program, however, would not qualify for the exemptions contained in Section 162(m). The Committee does not believe it is advisable to adopt a strict policy against paying nondeductible compensation, and may pay that compensation in appropriate circumstances. While the Committee takes into consideration the tax deductibility limitation of Section 162(m), at the present time, the Committee's determination with respect to the payment of compensation to our Named Executive Officers is not affected by this tax deductibility limitation in light of our significant net operating loss carryforwards for U.S. federal income tax purposes, but may be affected for those states where we do not have net operating loss carryforwards available in the particular state.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
Jeff K. Storey	2014	$978,846	$3,000,000	$6,644,000	$—	$—	$228,015	$10,850,861
President and Chief Executive	2013	$857,692	$1,912,500	$2,108,000	$2,026,071	$1,072,500	$41,469	$8,018,232
Officer	2012	$650,000	$1,115,300	$7,493,250	$1,715,802	$—	$16,667	$10,991,019
Sunit S. Patel	2014	$601,346	$1,119,574	$3,322,000	$—	$—	$26,071	$5,068,991
Executive Vice President and	2013	$575,000	$1,082,725	$1,054,000	$1,149,883	$948,750	$10,200	$4,820,558
Chief Financial Officer	2012	$575,000	$914,250	$4,995,500	$1,122,978	$—	$10,000	$7,617,728
Andrew E. Crouch	2014	$483,262	$903,563	$1,661,000	$—	$—	$26,964	$3,074,789
Regional President, EMEA	2013	$460,000	$727,824	$584,775	$574,941	$450,483	$10,200	$2,808,223
and GAM	2012	$417,696	$575,350	$1,479,800	$461,013	$—	$17,501	$2,951,360
Laurinda Y. Pang	2014	$436,462	$609,591	$1,410,413	$—	$—	$24,922	$2,481,388
Executive Vice President and	2013	$370,800	$323,183	$577,729	$402,459	$404,172	$10,200	$2,088,543
Chief Administrative Officer	2012	$361,385	$301,485	$1,627,735	$398,115	$—	$10,000	$2,698,720
John F. Waters, Jr.	2014	$426,927	$566,140	$1,245,750	$—	$—	$23,782	$2,262,599
Chief Technology Officer	2013	$417,768	$617,670	$421,600	$459,953	$455,367	$10,200	$2,382,558
	2012	$414,060	$375,963	$1,738,862	$461,013	$—	$10,000	$2,999,898

(1)
Amounts in this column for 2013 include cash payments made to Mr. Storey ($487,500), Mr. Patel ($431,250), Mr. Crouch ($206,644), Ms. Pang ($185,400) and Mr. Waters ($208,884) for the retention portion of the 2012 Management Incentive and Retention Plan, or the MIRP, which has now terminated. Other amounts in this column for 2013 include amounts paid under our Corporate Discretionary Bonus Program. There were no payments under the MIRP in 2014. All amounts in this column for 2014 represent amounts earned under our Corporate Discretionary Bonus Program.

(2)
For all of the years shown in this table, we award restricted stock units ("RSUs"). For 2012 and 2013 we also awarded outperform stock appreciation rights ("OSOs") and for 2014 we awarded performance restricted stock units ("PRSUs"). RSUs, OSOs and PRSUs are all part of our long term incentive program. These awards vest over a number of years. When an award is made, the fair value of all shares granted, regardless of vesting schedules, is determined in accordance with FASB ASC Topic 718. For RSUs, fair value is calculated using the closing price of our common stock on the day before the grant. For OSOs, fair value is calculated using a formula based methodology. For PRSUs, the fair value is calculated assuming performance is ultimately achieved at the probable performance level (or, the target level). The PRSUs value, based on achievement of the highest level of performance conditions under the plan, are as follows (representing 200% of the target payouts): Mr. Storey $6,262,400; Mr. Patel $3,131,200; Mr. Crouch $1,565,600; Ms. Pang $1,283,976; and Mr. Waters $1,174,200.

These columns represent the full grant date fair value of the RSUs, OSOs and PRSUs awarded to the Named Executive Officer in accordance with FASB ASC Topic 718, without any reduction in the grant date fair value of the awards for the possibility of service based forfeiture. For additional information relating to the assumptions made by us in valuing these awards for 2014, refer to note 13 of our financial statements in our Form 10-K for the year ended December 31, 2014, as filed with the SEC.

Amounts for 2012 in this column also include the full grant date fair value of RSUs granted to these individuals pursuant to the incentive and retention award portions of the MIRP.

Ms. Pang's bonus in 2013 and 2012 was partially paid in the form of shares of our common stock. Amounts in this column for Ms. Pang include the value of the common stock issued to her for 2013 of $208,829 and for 2012 of $180,000. Mr. Water's bonus in 2012 was partially paid in the form of shares of our common stock. Amounts in this column for Mr. Waters include the value of the common stock issued to him for 2012 of $259,062.

(3)
Amounts in this column for 2013 include cash payments made to the Named Executive Officers for the incentive portion of the MIRP, which has now terminated.

(4)
This column includes $10,400 of company matching contributions to each Named Executive Officer's 401(k) plan account for 2014. These contributions were made in the form of units of the Level 3 Stock Fund.

For Mr. Storey, amounts in this column also include $196,553 related to his personal use of our aircraft in 2014, pursuant to the arrangement described above under the caption "Compensation Discussion and Analysis—IV. 2014 Executive Compensation Components—E. Perquisites." The calculation of the amounts set forth in the table for personal use of our aircraft by Mr. Storey is based on our incremental cost relating to his use of the aircraft, which includes only the variable costs incurred as a result of personal flight activity, including fuel, oil, lubricants, other additives, travel expenses of the crew, including food, lodging and ground transportation, hanger and tie down costs away from the aircraft's base of operations, insurance obtained for the specific flight, landing fees, airport taxes and similar assessments, customs, foreign permit and similar fees directly related to the flight, in flight food and beverages, passenger ground transportation, and flight planning and weather contract services. It excludes non variable costs, such as exterior paint, interior refurbishment and regularly scheduled inspections, which would have been incurred regardless of whether there were any personal use of aircraft.

Amounts in this column include a gross up for taxes incurred by the Named Executive Officers as a result of their participation as executive hosts for the 2014 award trip given to our top performing sales executives of $17,192 for Mr. Storey, $15,671 for Mr. Patel, $16,564 for Mr. Crouch, $14,522 for Ms. Pang and $13,382 for Mr. Waters. In addition, Mr. Storey also received recreational benefits during that trip in the amount of $3,870.

Grants of Plan Based Awards in 2014

        This table provides information about equity awards granted to the Named Executive Officers in 2014.

		Estimated future payouts under equity incentive plan awards(1)
					All Other Stock Awards: Number of Shares of Stock or Units(2)
						Grant Date Fair Value of Stock and Option Awards(3)
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)
Jeff K. Storey	4/1/2014	40,000	80,000	160,000		$3,131,200
	7/1/2014				80,000	$3,512,800
Sunit S. Patel	4/1/2014	20,000	40,000	80,000		$1,565,600
	7/1/2014				40,000	$1,756,400
Andrew E. Crouch	4/1/2014	10,000	20,000	40,000		$782,800
	7/1/2014				20,000	$878,200
Laurinda Y. Pang	3/10/2014				5,551	$208,829
	4/1/2014	7,500	15,000	30,000		$587,100
	7/1/2014				17,500	$768,425
	7/1/2014	625	1,250	2,500		$54,888
John F. Waters, Jr.	4/1/2014	7,500	15,000	30,000		$587,100
	7/1/2014				15,000	$658,650

(1)
Represents the number of shares of common stock subject to PRSUs granted in 2014 that vest at target achievement and maximum achievement of the performance conditions applicable to such awards. The maximum number of shares subject to PRSUs that may vest and settle is equal to 200% of target and the threshold number of shares subject to PRSUs that may vest and settle is equal to 50% of target. PRSUs have a two year performance measurement period with specific performance criteria determined by the Compensation Committee for each annual award cycle. PRSUs vest 50% on the second anniversary of grant (after the relevant performance has been measured and determined to have been met) and the remaining 50% vest on February 1st of the following year, as a retention component.

(2)
Represents the number of shares of common stock subject to RSUs granted in 2014. Each of these grants, other than Ms. Pang's March 10, 2014 grant, which vested immediately, will vest and settle in shares in four equal installments on the first, second, third and fourth anniversaries of the date of grant.

(3)
This column shows the full grant date fair value of RSUs and PRSUs awarded to the Named Executive Officers in 2014 without any reduction in the grant date fair value of the awards for the possibility of service based forfeiture. Generally, the full grant date fair value is the amount that we would expense in our financial statements over the award's vesting schedule.

For purposes of the RSUs, fair value is calculated using the closing price of our stock the day before the grant date of $43.91 for the July 1, 2014 grant. For PRSUs, the fair value is calculated assuming probable performance (or, target level) is achieved. The PRSUs value, assuming the achievement of the highest level of performance conditions under the plan, are as follows (representing 200% of the target payouts): Mr. Storey $6,262,400; Mr. Patel $3,131,200; Mr. Crouch $1,565,600; Ms. Pang $1,283,976; and Mr. Waters $1,174,200.

For additional information relating to the assumptions made by us in valuing these awards for 2014, refer to note 13 of our financial statements in our Form 10-K for the year ended December 31, 2014, as filed with the SEC.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards in 2014 Table

        A critical component of our compensation philosophy is providing appropriate incentives to employees through our LTI program. For 2014, our LTI program provided for two types of equity awards. The first is performance based restricted stock units, or PRSUs, which have a two year performance measurement period with specific performance criteria determined by the Compensation Committee for each annual award cycle. The second is restricted stock units—or RSUs—that vest over a period of years, depending on the participant's continued employment and the terms of the specific grant.

        A PRSU represents our agreement to issue to the employee shares of our common stock (or, in the Compensation Committee's discretion, cash) on the date that the restrictions lapse, so long as specific performance objectives are achieved. PRSUs are generally granted on April 1 of each year. The performance period for PRSUs issued in 2014 ends on December 31, 2015, and the performance objective is based on a comparison of 2015 Adjusted EBITDA to 2013 Adjusted EBITDA.

        An RSU represents our agreement to issue to the employee shares of our common stock (or, in the Compensation Committee's discretion in connection with a change in control, cash) on the date that the restrictions lapse, so long as the employee is employed on that date. RSUs are granted on a regular, fixed basis once per year. The restrictions on RSUs generally lapse in equal annual installments over three or four years, subject to the employee's continued employment and the terms of the specific grant. Upon retirement, all outstanding RSUs held by that person lapse. When the restrictions lapse, the employee is issued the number of shares of common stock equal to the number of RSUs for which the restrictions have lapsed on that date.

        For additional information regarding the LTI program awards, please see "Compensation Discussion and Analysis—IV. 2014 Executive Compensation Components—C. Stock Based Awards" above.

Outstanding Equity Awards at 2014 Fiscal Year End

        The following table provides information on the holdings of unvested OSOs, unvested RSUs and unvested PRSUs by the Named Executive Officers as of December 31, 2014. Each grant is shown separately for each Named Executive Officer. The vesting schedule for each grant is shown following this table, based on the award grant date. For additional information about the OSO and RSU awards, see the descriptions under the caption "Compensation Discussion and Analysis—IV. 2014 Executive Compensation Components—C. Stock Based Awards" above. Because the number of shares underlying any OSO is subject to change by way of a formulaic multiplier based upon the performance of our common stock relative to the performance of the S&P 500® Index, a zero included in the column titled Number of Securities Underlying Unexercised Options indicates that the OSOs comprising those specific grants have a zero multiplier resulting in a zero dollar value ($0) at December 31, 2014, indicating that our common stock price had not outperformed the S&P 500®

Index from the grant date of these OSOs through December 31, 2014. Each OSO is unexercisable prior to its respective vesting date, at which time it automatically vests and settles in full.

	Option Awards				Stock Awards
										Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(3)
								Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)(4)
		Number of Securities Underlying Unexercised Options (#)(1)
							Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
					Number of Shares or Units of Stock That Have Not Vested (#)
			Option Exercise Price ($)(2)
				Option Expiration Date
Name	Grant Date	Unexerciseable
Jeff K. Storey	1/1/2012	23,633	$27.86	1/1/2015
	4/1/2012	18,244	$37.67	4/1/2015
	7/1/2012	24,529	$33.53	7/1/2015
	10/1/2012	25,522	$32.88	10/1/2015
	1/1/2013	24,708	$33.41	1/1/2016
	4/1/2013	34,961	$38.52	4/1/2016
	7/1/2013	45,807	$27.06	7/1/2016
	10/1/2013	34,329	$32.73	10/1/2016
	7/1/2011				13,368	(a)	$660,112
	7/1/2012				37,500	(c)	$1,851,750
	7/1/2013				75,000	(e)	$3,703,500
	7/1/2014				80,000	(f)	$3,950,400
	4/1/2014							80,000	(g)	$3,950,400
Sunit S. Patel	1/1/2012	13,785	$27.86	1/1/2015
	4/1/2012	12,162	$37.67	4/1/2015
	7/1/2012	16,353	$33.53	7/1/2015
	10/1/2012	17,015	$32.88	10/1/2015
	1/1/2013	16,472	$33.41	1/1/2016
	4/1/2013	23,307	$38.52	4/1/2016
	7/1/2013	22,904	$27.06	7/1/2016
	10/1/2013	17,164	$32.73	10/1/2016
	7/1/2011				7,798	(a)	$385,065
	7/1/2012				25,000	(c)	$1,234,500
	7/1/2013				37,500	(e)	$1,851,750
	7/1/2014				40,000	(f)	$1,975,200
	4/1/2014							40,000	(g)	$1,975,200
Andrew E. Crouch	1/1/2012	6,629	$27.86	1/1/2015
	4/1/2012	4,865	$37.67	4/1/2015
	7/1/2012	6,541	$33.53	7/1/2015
	10/1/2012	6,806	$32.88	10/1/2015
	1/1/2013	8,236	$33.41	1/1/2016
	4/1/2013	11,654	$38.52	4/1/2016
	7/1/2013	11,452	$27.06	7/1/2016
	10/1/2013	8,582	$32.73	10/1/2016
	7/1/2011				3,750	(a)	$185,175
	7/1/2012				10,000	(c)	$493,800
	1/1/2013				1,875	(d)	$92,588
	7/1/2013				18,750	(e)	$925,875
	7/1/2014				20,000	(f)	$987,600
	4/1/2014							20,000	(g)	$987,600

	Option Awards				Stock Awards
										Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(3)
								Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)(4)
		Number of Securities Underlying Unexercised Options (#)(1)
							Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
					Number of Shares or Units of Stock That Have Not Vested (#)
			Option Exercise Price ($)(2)
				Option Expiration Date
Name	Grant Date	Unexerciseable
Laurinda Y. Pang	1/1/2012	5,303	$27.86	1/1/2015
	4/1/2012	4,257	$37.67	4/1/2015
	7/1/2012	5,724	$33.53	7/1/2015
	10/1/2012	5,955	$32.88	10/1/2015
	1/1/2013	5,765	$33.41	1/1/2016
	4/1/2013	8,157	$38.52	4/1/2016
	7/1/2013	8,016	$27.06	7/1/2016
	10/1/2013	6,008	$32.73	10/1/2016
	1/1/2012				4,500	(b)	$222,210
	7/1/2012				8,750	(c)	$432,075
	7/1/2013				13,125	(e)	$648,113
	7/1/2014				17,500	(f)	$864,150
	4/1/2014							15,000	(g)	$740,700
	7/1/2014							1,250	(g)	$61,725
John F. Waters, Jr.	1/1/2012	6,629	$27.86	1/1/2015
	4/1/2012	4,865	$37.67	4/1/2015
	7/1/2012	6,541	$33.53	7/1/2015
	10/1/2012	6,806	$32.88	10/1/2015
	1/1/2013	6,589	$33.41	1/1/2016
	4/1/2013	9,323	$38.52	4/1/2016
	7/1/2013	9,161	$27.06	7/1/2016
	10/1/2013	6,866	$32.73	10/1/2016
	7/1/2011				3,750	(a)	$185,175
	7/1/2012				10,000	(c)	$493,800
	7/1/2013				15,000	(e)	$740,700
	7/1/2014				15,000	(f)	$740,700
	4/1/2014							15,000	(g)	$740,700

(1)
The number of shares of our common stock indicated in this column is the result of determining the OSO value at December 31, 2014, and has been computed based upon the OSO formula and multiplier as of that date and the closing sale price of our common stock on that date. For additional information on the valuation assumptions we made with respect to these grants, refer to note 13 of our financial statements in our Form 10-K for the year ended December 31, 2014, as filed with the SEC. The value of an OSO is subject to change based upon the performance of our common stock relative to the performance of the S&P 500® Index from the time of the grant of the OSO award until the award is settled. Since the value of an OSO depends on the degree to which our common stock outperforms the index, the number of shares issued upon settlement of a vested OSO will change from time to time.

(2)
OSOs have an initial base price that is equal to the closing market price of our common stock on the trading day immediately prior to the date of grant. This initial base price is referred to as the Initial Price. On the settlement date, the Initial Price is adjusted (but not below the initial base price)—as of the date of settlement—by a percentage that is equal to the aggregate percentage increase or decrease in the S&P 500® Index over the period beginning on the date of grant and ending on the trading day immediately preceding the settlement date of the OSO. The amounts shown in this column represent the adjusted base price for the OSOs as of December 31, 2014.

(3)
The market value is based on the closing price of our common stock of $49.38 on December 31, 2014, the final business day of calendar year 2014.

(4)
Amounts in this column show the number of shares of our common stock that would be paid out to the Named Executive Officer pursuant to the PRSU award assuming target performance. For a detailed discussion of the terms and conditions of the PRSUs granted to the Named Executive Officers, including the vesting conditions, please see "Compensation Discussion and Analysis—IV. 2014 Executive Compensation Components—C. Stock Based Awards" above.

Vesting Information

        OSOs.    OSOs vest and fully settle on the third anniversary of the grant date. OSO awards provide for acceleration of settlement in the event of a change of control as defined in our Level 3 Communications, Inc. Stock Plan.

        RSUs and PRSUs.    RSUs and PRSUs vest as follows.

  (a)
  vests on July 1, 2015

  (b)
  vests in equal installments on January 1, 2015 & 2016

  (c)
  vests in equal installments on July 1, 2015, and 2016

  (d)
  vests in equal installments on January 1, 2015, 2016 and 2017

  (e)
  vests in equal installments on July 1, 2015, 2016 and 2017

  (f)
  vests in equal installments on July 1, 2015, 2016, 2017 and 2018

  (g)
  vests in equal installments on April 1, 2016 and February 1, 2017

Options Exercised and Stock Vested in 2014

        The following table provides information for the Named Executive Officers relating to (1) OSO settlements during 2014, including the number of shares acquired upon settlement and the value realized including the value realized if no shares of our common stock were issued and (2) the number of shares acquired upon the lapsing of restrictions for RSUs and the value realized, in each case before payment of any applicable withholding tax and broker commissions.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jeff K. Storey	36,894	$1,374,051	252,579	$9,655,925
Sunit S. Patel	21,522	$801,546	161,879	$6,149,186
Andrew E. Crouch	10,351	$385,510	51,722	$2,009,896
Laurinda Y. Pang	4,266	$145,282	44,376	$1,671,673
John F. Waters, Jr.	10,351	$385,510	50,237	$1,948,913

Equity Compensation Plan Information

        We have two equity compensation plans under which we may issue shares of our common stock to employees, officers, directors and consultants. They are the Level 3 Communications, Inc. Stock Plan and the 2000 tw telecom inc. Employee Stock Plan. We assumed the 2000 tw telecom inc. Employee Stock Plan in connection with the acquisition of tw telecom. Awards outstanding under the 2000 tw telecom inc. Employee Stock Plan at the acquisition date were cancelled and converted into the right to receive merger consideration. In addition, in connection with our acquisition of Global Crossing, we assumed sponsorship of the 2003 Global Crossing Limited Stock Incentive Plan. Options outstanding under the 2003 Global Crossing Limited Stock Incentive Plan at the closing of the acquisition were automatically exchanged for options to purchase shares of our common stock. Since this plan's term has expired, no shares remain for future issuances under this plan, but shares do remain for awards outstanding as of the expiration of the term. The following table provides information about the shares of our common stock that may be issued upon exercise of awards under the Level 3 Communications, Inc. Stock Plan (in the "Equity compensation plans approved by stockholders" category) and the 2000 tw telecom inc. Employee Stock Plan and the 2003 Global Crossing Limited Stock Incentive Plan (in the "Equity compensation plans not approved by stockholders" category) as of December 31, 2014. The information presented here amends and restates in its entirety the information previously included in Item 5. of the Company's Form 10-K for the year ended December 31, 2014 under the same caption.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by stockholders	4,220,739	(1)	$22.33	(2)	9,906,032
Equity compensation plans not approved by stockholders	783,748	(3)	$23.29	(2)	8,290,270	(4)

(1)
Includes, among other awards, awards of outperform stock appreciation units ("OSOs"), and performance restricted stock units ("PRSUs"). For purposes of this table, each OSO was considered to use a single share of our common stock and each PRSU was also assumed to use a single share of our common stock (which would be target performance) from the total number of shares reserved for issuance under the Level 3 Communications, Inc. Stock Plan even though the actual payout multiplier may range from zero to four, as described below.

(2)
At December 31, 2014, the only type of award outstanding that included an "exercise price" was the OSOs. The weighted-average exercise price indicated was for the outstanding OSOs at the date of grant. The exercise price of an OSO is subject to change based upon the performance of our common stock relative to the performance of the S&P 500® Index from the time of the grant of the award until the award has been exercised.

(3)
The 2003 Global Crossing Limited Stock Incentive Plan provided for the granting of (i) stock options, (ii) stock appreciation rights and (iii) other stock based awards, including, without limitation, restricted share units, to eligible participants. Amounts shown indicate the number of awards outstanding under the 2003 Global Crossing Limited Stock Incentive Plan at December 31, 2014. Includes awards of outperform stock appreciation units ("OSOs"). For purposes of this table, each OSO was considered to use a single share of our common stock from the total number of shares reserved for issuance even though the actual payout multiplier may range from zero to four, as described below. The 2000 tw telecom Employee Stock Plan provides for the granting of (i) stock options, (ii) restricted stock, (iii) common stock, (iv) stock appreciation rights, (v) restricted stock units and (vi) performance awards to eligible participants. No awards were outstanding at December 31, 2014.

(4)
Represents only shares available under the 2000 tw telecom Employee Stock Plan. The Company does not currently intend to grant any future awards under this plan.

        OSOs derive value from the appreciation of our common stock above a base price equal to the fair market value of our common stock on the date of grant as adjusted (but not below the initial base price) to reflect the change in value of the S&P 500® Index during the term of the OSO. Upon vesting and settlement, which for awards granted in 2014 will both occur on the third anniversary of the grant date, subject to continued employment, the holder will receive an amount equal to the "spread" between the adjusted base price and the price of our common stock multiplied by a "success multiplier," which ranges from 0 to 4 on a straight line basis to reflect the amount, ranging from 0% to 11%, by which our common stock outperforms the S&P 500® Index.

        OSOs are no longer awarded. Instead, we award performance-based restricted stock unit awards, which will use a two-year performance measurement period, with the specific performance criteria to be determined by the Compensation Committee of the Board of Directors for each annual award cycle, and will vest 50% on the second anniversary of the grant date (after the relevant performance has been measured) and the remaining 50% vesting February 1st of the following year to serve as a retention tool.

Potential Payments Upon Termination or Change of Control

        As described in the Compensation Discussion and Analysis above, at December 31, 2014, the Named Executive Officers did not have employment agreements with us. However, each or our Named Executive Officers participates in the Key Executive Severance Plan, or KESP, which provides for payments in certain circumstances upon termination. For a detailed discussion of the terms and conditions of the KESP, including the amounts payable in connection with certain terminations, please see "Compensation Discussion and Analysis—IV. 2014 Executive Compensation Components—F. Post-Employment Compensation" above.

        The information below describes and quantifies certain compensation that would become payable under existing plans and arrangements if the Named Executive Officer's employment had terminated on December 31, 2014, given the Named Executive Officer's compensation and, if applicable, based on our closing stock price on that date.

        Due to the number of factors that affect the nature and amount of any benefits provided upon the occurrence of the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event, our common stock price and the executive's age.

        Death, Disability and Retirement.    If one of the Named Executive Officers were to die, become disabled or retire, the OSOs will remain outstanding until the applicable settlement date. Any remaining restrictions on awards of RSUs granted prior to April 1, 2014 would lapse immediately and remaining restrictions on awards of RSUs and PRSUs granted on or after April 1, 2014, would lapse in full on death or disability and would lapse on a pro rata basis for retirement. For these purposes, "disability" generally means total disability, resulting in the grantee being unable to perform his or her job.

        At December 31, 2014, none of the Named Executive Officers was eligible to retire pursuant to our retirement benefit opportunity.

        The following table includes calculations relating to death and disability. OSO value is determined based upon the OSO mechanisms described above as of December 31, 2014. RSU value is determined based on the closing price of our common stock of $49.38 on December 31, 2014 and PRSU value is determined based on an assumption of target performance for those PRSUs for which the level of performance has not yet been determined.

  Death and Disability

	As of December 31, 2014
Name	Cash	OSOs	RSUs	PRSUs	Total
Jeff K. Storey	$—	$11,442,989	$10,165,762	$3,950,400	$25,559,151
Sunit S. Patel	$—	$6,871,837	$5,446,515	$1,975,200	$14,293,552
Andrew E. Crouch	$—	$3,198,083	$2,685,038	$987,600	$6,870,721
Laurinda Y. Pang	$—	$2,428,773	$2,166,548	$802,425	$5,397,746
John F. Waters, Jr.	$—	$2,803,799	$2,160,375	$740,700	$5,704,874

        Involuntary Separation from Service.    If one of the Named Executive Officers were to have his or her employment with the company involuntarily terminated other than for cause and not related to a change of control, or if the Named Executive Officer were to terminate his or her employment with us for good reason as defined in the Key Executive Severance Plan, a portion of his or her OSOs that would have vested during the twelve month period following termination will remain outstanding until the applicable settlement date; the restrictions on awards of RSUs would lapse with respect to that portion of his or her equity awards that would have vested during the twelve month period following termination; and the restrictions on awards of PRSUs would lapse on a pro rata basis.

        The following table includes calculations relating to involuntary separation from service as described above. OSO value is determined based upon the OSO mechanisms described above as of December 31, 2014. RSU value is determined based on the closing price of our common stock of $49.38 on December 31, 2014 and PRSU value is determined based on an assumption of target performance for those PRSUs for which the level of performance has not yet been determined. The information below reflects the results required under the Key Executive Severance Plan. The amount in the Cash column includes the payment of health and welfare benefits ranging from $12,947 to $27,865 for each of the Named Executive Officers.

	As of December 31, 2014
Name	Cash	OSOs	RSUs	PRSUs	Total
Jeff K. Storey	$8,735,893	$4,539,436	$3,808,087	$1,975,200	$19,058,616
Sunit S. Patel	$3,287,865	$2,928,989	$2,113,365	$987,600	$9,317,819
Andrew E. Crouch	$1,792,789	$1,226,660	$1,018,463	$493,800	$4,531,712
Laurinda Y. Pang	$1,172,947	$1,048,776	$759,218	$401,213	$3,382,154
John F. Waters, Jr.	$1,314,836	$1,226,660	$864,150	$370,350	$3,775,996

        Change of Control.    As described above in the Compensation Discussion and Analysis, OSOs will automatically be settled upon the occurrence of a change of control of Level 3 Communications, Inc. as defined in The Level 3 Communications, Inc. Stock Plan, and any remaining restrictions on RSUs granted prior to April 1, 2014 would lapse immediately and remaining restrictions on awards of RSUs and PRSUs granted on or after April 1, 2014, would lapse in full on a change of control if the Named Executive Officer's employment with us is also terminated without cause or good reason. In this case we will, in our sole discretion, either (a) issue all unissued shares of our common stock issuable pursuant to the RSU and PRSU awards to the employee or (b) pay the employee in a combination of cash and stock the value of those shares of our common stock as provided for in the Level 3 Communications, Inc. Stock Plan.

        Notwithstanding the foregoing, if the change of control does not qualify as a "change in control event" as defined in Treasury Regulation 1.409A-3(i)(5)(i) under Section 409A of the Internal Revenue Code of 1986, as amended, then the Named Executive Officer must also undergo a separation from service on account of his or her termination of employment by us without cause following that change in control in order for the remaining restrictions on his or her RSUs granted prior to April 1, 2014, to lapse. In such case, the issuance of the shares or the payment of the cash would be delayed until the date six months and one day following his or her separation from service.

        OSO value is determined based upon the OSO mechanisms for a change of control described above, and is calculated at the highest value during the 60 day period prior to December 31, 2014, as dictated by the terms of the OSO awards. In addition, we will provide gross ups for our Named Executive Officers from any taxes due under Section 4999 of the Internal Revenue Code of 1986 incident to a change of control for awards granted prior to April 1, 2012. The effects of Section 4999 generally are unpredictable and can have widely divergent and unexpected effects based on an executive's personal compensation history. For purposes of the PRSUs, the value is determined based on an assumption of target performance for those PRSUs for which the level of performance has not yet been determined.

        The following tables summarize the dollar value, as of December 31, 2014, of cash payments that would be owed, including for any Section 4999 gross ups and these accelerations assuming that a change of control that qualifies as a change of control event of Level 3 Communications, Inc. had occurred on December 31, 2014 along with or without a termination of the Named Executive Officers having occurred on December 31, 2014. Amounts in the Cash column also include the cost of health and welfare benefits.

        The following tables also reflect the results required under the Key Executive Severance Plan in the context of a change of control and a termination of employment that is effective December 31, 2014.

  Change of Control Payments without Termination

	As of December 31, 2014
Name	Cash	OSOs	RSUs	PRSUs	Total
Jeff K. Storey	$568,922	$11,805,248	$6,215,362	$—	$18,589,532
Sunit S. Patel	$294,429	$7,092,010	$3,471,315	$—	$10,857,754
Andrew E. Crouch	$131,752	$3,298,879	$1,697,438	$—	$5,128,069
Laurinda Y. Pang	$—	$2,506,432	$1,302,398	$—	$3,808,830
John F. Waters, Jr.	$—	$2,893,262	$1,419,675	$—	$4,312,937

  Change of Control Payments with Termination

	As of December 31, 2014
Name	Cash	OSOs	RSUs	PRSUs	Total
Jeff K. Storey	$9,367,854	$11,805,248	$10,165,762	$3,950,400	$35,289,264
Sunit S. Patel	$3,628,342	$7,092,010	$5,446,515	$1,975,200	$18,142,067
Andrew E. Crouch	$1,951,024	$3,298,879	$2,685,038	$987,600	$8,922,541
Laurinda Y. Pang	$1,286,290	$2,506,432	$2,166,548	$802,425	$6,761,695
John F. Waters, Jr.	$1,459,544	$2,893,262	$2,160,375	$740,700	$7,253,881

        At December 31, 2014, our Current Named Executive Officers did have non compete agreements other than as described above in the Compensation Discussion and Analysis with respect to the Named Executive Officers participating in the Key Executive Severance Plan.

Director Compensation

        During 2014, each of our directors (other than Mr. Ellis, whose compensation is described below) who was not employed by us during 2014 earned fees for his or her Board service consisting of a $75,000 annual cash retainer. The director who serves as the chair of the Audit Committee earned an additional $35,000 annual cash retainer and the director who serves as the chair of the Compensation Committee earned an additional $30,000 annual cash retainer for serving as chair of those committees. Each chair of the Nominating and Governance Committee, the Classified Business and Security Committee and the Strategic Planning Committee receives an additional $20,000 for serving as chair of that committee. Any member of the Board who was not employed by us during 2014 earned a $15,000 annual cash retainer for each non-chair membership on the Audit Committee and the Compensation Committee. Any member of the Board who was not employed by us during 2014 earned a $10,000 annual cash retainer for each non-chair membership on the Nominating and Governance Committee, the Classified Business and Security Committee and the Strategic Planning Committee. James O. Ellis, Jr., our Chairman of the Board, is entitled to receive an annual cash retainer of $135,000 for serving as our Chairman of the Board.

        We also compensate our non-employee directors with grants of RSUs. Each non-employee member of the Board receives a grant of RSUs as of July 1 of each year, with the number of units determined by dividing $150,000 (or $250,000 for Mr. Ellis) by the volume-weighted average price of our common stock over the period from January 1 to June 30. The total number of RSUs issued to each non-employee member of the Board is subject to an overall cap of 6,666 shares (or 11,111 shares for Mr. Ellis). These RSUs vest and settle in shares of our common stock on the following July 1st.

        We reimburse our non-employee directors for travel, lodging and other reasonable out-of-pocket expenses in connection with the attendance at Board, committee and stockholder meetings, as well as for other reasonable expenses related to service on the Board. We also provide liability insurance for our directors and officers. A group of insurance companies provides this coverage. The annual cost of this coverage is approximately $1.8 million.

        We do not maintain any pension, nonqualified defined contribution or other deferred compensation plans for our non-employee directors.

        The following table summarizes for 2014 the fees earned or paid in cash to our directors, the full grant date fair value of restricted stock unit awards made to our directors and other compensation received by our directors.

Name	Fees Earned or Paid in Cash	Stock Awards(2)	All Other Compensation		Total
James O. Ellis, Jr. (Chairman)(1)	$139,925	$239,222			$379,147
Kevin P. Chilton	$100,763	$172,522			$273,285
Archie R. Clemins	$100,000	$172,522			$272,522
Steven T. Clontz	$105,000	$172,522			$277,522
Irene M. Esteves(3)	$16,500	$—			$16,500
T. Michael Glenn	$90,000	$172,522			$262,522
Spencer B. Hays(3)	$14,850	$—			$14,850
Michael J. Mahoney	$105,000	$172,522			$277,522
Kevin W. Mooney(3)	$14,850	$—			$14,850
Peter Seah Liam Huat	$90,000	$172,522			$262,522
Peter van Oppen	$116,667	$172,522			$289,189
Former Director
Walter Scott, Jr.	$125,000	$—	$66,760	(4)	$191,760
Richard R. Jaros	$100,000	$172,522			$272,522
John T. Reed	$60,000	$—			$60,000
Charles C. Miller, III	$42,500	$—			$42,500
Albert C. Yates	$95,000	$172,522			$267,522

(1)
Mr. Ellis became the Chairman of the Board on May 22, 2014. His compensation represents a combination of his compensation as a Board member for 2014 and a prorated portion of his annual compensation as Chairman of the Board.

(2)
This column represents the full grant date fair value of the restricted stock units issued to our non-employee directors during 2014 based on our common stock price of $43.91 on June 30, 2014. For additional information relating to the assumptions made by us in valuing these awards for 2014, refer to note 13 of our financial statements in our annual report on Form 10-K for the year ended December 31, 2014, as filed with the SEC.

  The following indicates the restricted stock units held by our non-employee directors at December 31, 2014:

Name	Number of Shares
James O. Ellis, Jr. (Chairman)(1)	5,448
Kevin P. Chilton	9,933
Archie R. Clemins	3,929
Steven T. Clontz	9,933
Irene M. Esteves(3)	—
T. Michael Glenn	10,554
Spencer B. Hays(3)	—
Michael J. Mahoney	3,929
Kevin W. Mooney(3)	—
Peter Seah Liam Huat	3,929
Peter van Oppen	11,471
(3)
Ms. Esteves, Mr. Hays and Mr. Mooney became members of the Board effective October 31, 2014 as part of the closing of the tw telecom inc. acquisition.

(4)
We provided secretarial services to Mr. Scott. The amount indicated represents our incremental costs for the provision of those secretarial services.

Certain Relationships and Related Transactions

        Review and Approval of Related Party Transactions.    We review all relationships and transactions in which we and (i) our directors, (ii) our executive officers, (iii) any person known by us to beneficially own more than five percent of our outstanding common stock or (iv) their respective immediate family members, are participants pursuant to a written related party transactions policy to determine whether these persons have a direct or indirect material interest. Members of our Legal Department are primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether the company or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, related person transactions that are determined to be directly or indirectly material to the company or a related person are disclosed in our Proxy Statement. In addition, our Audit Committee reviews and determines whether to approve or ratify any related person transaction that has a value equal to or in excess of $50,000. In the course of its review of a related party transaction that meets this threshold, the Audit Committee will consider:

  •
  the benefits to the company;

  •
  the effect on a director's independence in the event the related party is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer;

  •
  the availability of other sources for comparable products or services;

  •
  the terms of the transaction; the terms available to unrelated third parties or to employees generally; and

  •
  any other matters the Audit Committee deems appropriate.

        Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction; provided, however, that such member may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

  Related Party Transactions

        The Audit Committee has reviewed and approved or ratified all of the following transactions which took place during 2014.

        Company Aircraft.    We impute as income the cost of personal travel using our corporate aircraft. We note that when a guest accompanies a member of our senior management on business travel and if required by applicable U.S. Internal Revenue Service regulations, we impute as income the cost of that additional travel to that executive. To calculate the amount of imputed income, we use the Internal Revenue Service's Standard Industry Fare Level, or SIFL, rates. In addition, in certain limited circumstances we impute as income the cost of personal travel to an executive to the extent that the personal use of the corporate aircraft is at the direction of the company and for the company's benefit in attracting and retaining a member of senior management. For 2014, no one had imputed income of $120,000 or more. For additional information regarding the personal use of aircraft, please see "Compensation Discussion and Analysis—IV. Determination of Total Compensation for 2014—Perquisites" above.

        Southeastern Asset Management.    In connection with the execution of the Agreement and Plan of Merger, dated as of June 15, 2014 Level 3, Saturn Merger Sub 1, LLC, a Delaware limited liability company and our direct wholly owned subsidiary, Saturn Merger Sub 2, LLC, a Delaware limited liability company and our direct wholly owned subsidiary and tw telecom inc., a Delaware corporation (the "Merger Agreement"), we and Southeastern Asset Management, Inc., a Tennessee corporation ("Southeastern"), entered into an amendment (the "Standstill Amendment") to that certain Standstill Agreement, between Level 3 and Southeastern, as amended by Amendment No. 1 dated as of March 15, 2012 (such standstill agreement, as amended by Amendment No. 1 thereto, the "Standstill Agreement").

        The Standstill Agreement provided for, among other things, limitations until February 18, 2015 (the "Standstill Period"), on Southeastern's ability to (i) acquire additional shares of our common stock, (ii) enter arrangements, understandings or agreements that would cause a "change of control" (as defined in our indentures, supplemental indentures or credit agreements, as the case may be, relating to any indebtedness for borrowed money) or an "ownership change" (within the meaning in the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (the "Code")) for Level 3, (iii) form, join or participate in a group (as defined by the SEC's rules) in connection with the foregoing, and (iv) transfer shares of our common stock in certain negotiated transactions. Southeastern beneficially owned shares of common stock of tw telecom, which converted into 0.7 shares of our common stock and the right to receive $10 in cash in connection with the transactions contemplated by the Merger Agreement. Effective upon the earlier of the consummation of the Merger contemplated by the Merger Agreement and the last day of the Standstill Period, the Standstill Amendment increased the maximum number of shares of our common stock that Southeastern was permitted to beneficially own during the term of the Standstill Agreement to up to 66,780,000 shares from 49,840,000 shares.

        Southeastern also agreed that during the period beginning on the earlier of (i) completion of the mergers contemplated by the Merger Agreement and (ii) the expiration of the Standstill Period and ending on the third anniversary of the completion of the mergers contemplated by the Merger Agreement: (a) the Schedule 13Gs that Southeastern may file in the future with respect to our common stock will reflect that Southeastern or any fund or account which Southeastern manages or advises are not a "group" under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended; and (b) Southeastern shall in no event make any acquisition of our common stock for its own account or on behalf of any fund or account which Southeastern manages or advises if it or such fund or account is on the date of that purchase or would become, as a result of such purchase, a "5-percent shareholder" of Level 3 within the meaning of Section 382 of the Code.

 STOCK INCENTIVE PLAN PROPOSAL

Overview

        We are seeking stockholder approval of the Level 3 Communications, Inc. Stock Incentive Plan (the "2015 Plan"), which, if approved by our stockholders, will enable us to make future stock- and cash-based awards in furtherance of our broader compensation strategy and philosophy, as discussed below.

        We are requesting stockholder approval for the 2015 Plan in order to comply with the stockholder approval requirements for:

  •
  the listing of our shares on the New York Stock Exchange; and

  •
  Sections 162(m) of the Code to allow the Compensation Committee the ability to grant stock- and cash-based awards intended to qualify as performance based compensation.

Background for this Proposal

        On March 20, 2015, the Board adopted the 2015 Plan, subject to approval by our stockholders. If approved by our stockholders at the 2015 Annual Meeting of Stockholders, the 2015 Plan will become effective upon such approval and will replace our existing Level 3 Communications, Inc. Stock Plan, as amended (the "Prior Plan"). If our stockholders approve the 2015 Plan, no additional awards will be made under the Prior Plan from and after the date of such approval but the terms and conditions of any outstanding awards granted under the Prior Plan will not be affected. In addition, if our stockholders approve the 2015 Plan, no awards will be made under the 2000 tw telecom Employee Stock Plan after the date of such approval, which we acquired as part of the tw telecom acquisition (the "tw telecom Plan"). If the 2015 Plan is not approved by stockholders, the 2015 Plan will be null and void, but the Prior Plan and the tw telecom Plan will remain in full force and effect in accordance with their respective terms and conditions until May 20, 2020 and June 4, 2019, respectively. No awards will be granted pursuant to the 2015 Plan until our stockholders approve it.

        Under the 2015 Plan, we will be authorized to issue up to 14,000,000 new shares plus:

  •
  3,587,742 shares reserved under the Prior Plan, which have not been awarded to any participants as of the effective date of the 2015 Plan; plus

  •
  any shares canceled, forfeited, settled in cash, or otherwise terminated without a delivery of the full number of shares to which the award related pursuant to the Prior Plan. As of March 1, 2015, there were awards covering 6,074,632 shares outstanding under the Prior Plan.

To calculate the number of shares that will be carried over from the Prior Plan referenced above we used the following assumptions:

  •
  one (1) share of our common stock is treated as outstanding for each outstanding restricted stock unit, or RSU and two (2) shares of our common stock is treated as outstanding for each outstanding performance restricted stock unit, or PRSU, which for the PRSUs assumes a maximum level of performance; and

  •
  the number of shares that would be issuable upon settlement of outstanding outperform stock appreciation rights, or OSOs is determined using the value of the OSOs as of March 1, 2015. For additional information on how share amounts for OSOs are calculated, please see "Equity Compensation Plan Information," above.

The 14,000,000 shares the Board has reserved for issuance under the 2015 Plan (which does not include shares already reserved and available for grant under the Prior Plan that will be carried over), represent approximately 4.0% of our outstanding common stock and 3.7% of our fully diluted common stock as of the record date, March 31, 2015, assuming the 14,000,000 shares for the Plan and the 9,662,374 shares from the Prior Plan are included as outstanding for fully diluted.

        In addition, if the 2015 Stock Plan is approved by our stockholders, approximately 8.3 million shares previously reserved under the tw telecom Plan will no longer be reserved, and will not be carried over to the 2015 Plan.

        The Board strongly believes that the approval of the 2015 Plan is essential to our continued success. In adopting the 2015 Plan, the Board considered various factors relating to our compensation strategy and philosophy. The Board strongly believes in its historical philosophy of linking a significant portion of compensation to the interests of our stockholders and our future performance. The Board continues to believe that equity compensation supports our goals of:

  •
  encouraging key employees to focus on sustainable long-term performance;

  •
  strengthening the relationship between compensation and stock price performance;

  •
  aligning management's financial interests with those of our stockholders; and

  •
  helping to attract and retain talented people.

        In adopting the 2015 Plan, the Board considered, among other things, the following items:

  •
  the need for shares available for issuance to support our long-term incentive program as a result of the significant growth we experienced in connection with our acquisition of tw telecom, inc. during 2014;

  •
  our desire to have a single comprehensive long-term incentive plan, rather than continuing with two separate plans—the Prior Plan and the tw telecom Plan;

  •
  the impending exhaustion of the shares reserved for awards under the Prior Plan as a result of which we would not be able to issue additional awards after the scheduled July 1, 2015 RSUs;

  •
  the belief that the 2015 Plan will serve a critical role in attracting, retaining and motivating high caliber employees and non-employee directors essential to our success and in motivating these individuals to enhance our growth and profitability; and

  •
  the belief that stock ownership by our management team and non-employee directors provides performance incentives and fosters long-term commitment which benefits us and our stockholders.

        The 2015 Plan contains several key features that enhance our commitment to our stockholders' long-term interests and sound corporate governance, some of which are carried over from our Prior Plan:

  •
  No "Evergreen" Feature.  The 2015 Plan has a fixed number of shares available for grant that will not automatically increase because of an "evergreen" feature; stockholder approval is required to issue any additional shares, allowing our stockholders to have direct input on our equity compensation program.

  •
  No Repricing without Stockholder Approval.  The 2015 Plan expressly prohibits repricing of stock options without prior stockholder approval.

  •
  Limits on Share "Recycling."  The 2015 Plan includes a prohibition against re-granting shares used to pay stock option exercise prices, stock appreciation right base prices or shares withheld to pay taxes on awards, in each case, under the 2015 Plan.

  •
  Limits on Single Trigger Vesting.  No award agreement will provide for vesting upon the occurrence of a change in control without a concurrent or subsequent termination of employment.

  •
  Limited Term.  The 2015 Plan sets a 10-year maximum term for stock options and if approved by stockholders will terminate on May 20, 2025.

  •
  No Transferability.  Awards granted under the 2015 Plan may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

  •
  No Liberal Change in Control Definition.  The 2015 Plan contains a definition of change in control whereby potential acceleration of awards will only occur in the event of an actual change in control transaction.

  •
  No Discounted Stock Options or SARs.  The 2015 Plan requires that stock option exercise prices and SAR base prices be at least the fair market value of our common stock on the date of grant.

  •
  Performance Awards.  Under the 2015 Plan, the Compensation Committee may grant performance-based awards intended to qualify as exempt performance-based compensation under Section 162(m) of the Code as well as other performance-based awards.

  •
  No Automatic Grants.  The 2015 Plan does not provide for automatic grants to any participant.

  •
  Independent Compensation Committee.  Our Compensation Committee, which will administer the 2015 Plan, consists entirely of independent directors.

  •
  Awards Subject to Forfeiture/Clawback.  Awards under the 2015 Plan will be subject to recoupment under certain circumstances.

  •
  No Tax Gross-Ups.  The 2015 Plan does not provide for any tax gross-ups and no award agreement will permit us to gross-up any tax obligations that may arise with respect to such award.

Burn Rate, Dilution, and Shares Outstanding

        The Compensation Committee carefully monitors our annual burn rate and total dilution by granting only the appropriate number of stock incentive awards that it believes are necessary to attract, reward and retain employees, non-employee directors and service providers.

        Burn rate, or run rate, measures the rate at which a company uses the supply of shares authorized for issuance under its share incentive plan. The table below provides Level 3's burn rate over the last three fiscal years, calculated by dividing the number of shares subject to equity awards granted during each fiscal year by the average number of shares outstanding (calculated using the number of shares of our common stock outstanding as of the first and last day of each fiscal year):

	2014		2013	2012
OSOs Granted(1)	0		555,325	1,017,153
RSUs Granted(2)	3,106,974		2,588,980	4,533,029
RSUs Granted Pursuant to MIRP	408,650	(3)	0	430,000	(4)
Average Number of Shares of Common Stock Outstanding	287,807,141		226,384,067	212,996,749
Burn Rate	1.22%		1.39%	2.81%

(1)
OSOs valued based on one share of common stock per OSO granted.

(2)
Total excludes PRSUs which are subject to a two-year performance-period and which were granted during 2014, and will be earned subject to achievement of the relative performance criteria.

(3)
Represents RSUs granted as "incentive awards" under our MIRP. These incentive awards were subject to performance-based vesting and were earned in 2014.

(4)
Represents RSUs granted as "retention awards" under our MIRP. These retention awards were subject to time-based vesting and were granted during 2012.

        Dilution measures the degree to which our stockholder's ownership could be diluted by share-based compensation awarded under our share plans. The table below provides Level 3's dilution as of March 1, 2015, calculated by dividing the number of shares subject to equity awards outstanding by the number of common shares outstanding.

March 1, 2015
OSOs Outstanding(1)	817,530
RSUs (other than PRSUs) Outstanding(2)	2,717,629
Total Shares Outstanding excluding PRSUs	3,535,159
Number of Shares of Common Stock Outstanding	345,890,027
Dilution	1.02%

(1)
Represents one share of common stock subject to each OSO outstanding. Weighted average exercise price is $23.11 and weighted average remaining term is 0.84 years.

(2)
Excludes 565,881 shares of common stock for PRSUs, which is calculated as one share of common stock subject to each PRSU outstanding.

Section 162(m) Considerations

        We are requesting that our stockholders approve the business criteria under the 2015 Plan for purposes of Section 162(m) of the Internal Revenue Act of 1986 (the "Code"), so that certain awards granted under the 2015 Plan may qualify as performance-based compensation under Section 162(m) of the Code. Section 162(m) of the Code generally does not allow public companies to take a federal income tax deduction for compensation in excess of $1 million paid to the chief executive officer or any of the three other highest-paid executive officers (other than the chief financial officer) employed at the end of that company's fiscal year unless such compensation qualifies as "performance-based compensation." In order for awards to qualify as "performance-based" compensation within the meaning of Section 162(m) of the Code, the business criteria that the Compensation Committee can designate for performance goals under the 2015 Plan must be re-approved by our stockholders every five years. The Compensation Committee currently intends to submit the business criteria for stockholder re-approval no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved the business criteria for performance goals.

2015 Plan Summary

        The following is a summary of the material features of the 2015 Plan, the complete text of which is attached to this proxy statement as Annex 3.

Purpose

        The 2015 Plan is designed to aid in our ability to attract, retain, motivate and reward qualified individuals to become and remain our employees, officers, directors and consultants, and to promote the creation of long-term value for our stockholders by aligning the interests of these individuals with those of our stockholders. We, the Compensation Committee and Board, believe that talented employees create a competitive advantage and that recruiting, motivating, and retaining these talented employees requires that these individuals have a vested interest in the long-term success of our business. Accordingly, the Board has adopted the 2015 Plan as part of its broader compensation strategy, which has been and will continue to have a material portion of compensation in the form of long-term incentive opportunities.

Administration

        The 2015 Plan will be administered by the Compensation Committee. The Compensation Committee will have the authority to, among other things, designate participants, grant awards, determine the number of shares of common stock to be covered by awards and determine the terms and conditions of any awards, and construe and interpret the 2015 Plan and related award agreements. The Compensation Committee is also permitted to delegate its authority under the 2015 Plan to our officers or employees. However, the Compensation Committee must expressly approve any award granted to any person who is:

  •
  not our employee;

  •
  subject to Section 16 of the Securities Exchange Act of 1934; or

  •
  granted an award that is intended to qualify as performance-based compensation under Section 162(m) of the Code.

Shares Subject to the 2015 Plan

        Under the 2015 Plan, we will be authorized to issue up to 14,000,000 new shares plus:

  •
  3,587,742 shares reserved under the Prior Plan, which have not been awarded to any participants as of the effective date of the 2015 Plan; plus

  •
  any shares canceled, forfeited, settled in cash, or otherwise terminated without a delivery of the full number of shares to which the award related pursuant to the Prior Plan. As of March 1, 2015, there were awards covering 6,074,632 shares outstanding under the Prior Plan.

To calculate the number of shares that will be carried over from the Prior Plan referenced above we used the following assumptions:

  •
  one (1) share of our common stock is treated as outstanding for each outstanding restricted stock unit, or RSU and two (2) shares of our common stock is treated as outstanding for each outstanding performance restricted stock unit, or PRSU, which for the PRSUs assumes a maximum level of performance; and

  •
  the number of shares that would be issuable upon settlement of outstanding outperform stock appreciation rights, or OSOs is determined using the value of the OSOs as of March 1, 2015. For additional information on how share amounts for OSOs are calculated, please see "Equity Compensation Plan Information," above.

The 14,000,000 shares the Board has reserved for issuance under the 2015 Plan (which does not include shares already reserved and available for grant under the Prior Plan that will be carried over), represent approximately 4.0% of our outstanding common stock and 3.7% of our fully diluted common stock as of the record date, March 31, 2015, assuming the 14,000,000 shares for the Plan and the 9,662,374 shares from the Prior Plan are included as outstanding for fully diluted.

        In addition, if the 2015 Stock Plan is approved by our stockholders, approximately 8.3 million shares previously reserved under the tw telecom Plan will no longer be reserved, and will not be carried over to the 2015 Plan.

        Awards and the shares authorized under the 2015 Plan, as well as any individual share limits, are subject to adjustment as described below under "Changes in Capital Structure." If any award granted under the 2015 Plan expires or is canceled, forfeited, settled in cash or otherwise terminated without delivery of shares to a participant, the undelivered shares will again become available for awards under the 2015 Plan. Any shares withheld for the payment of any exercise price or taxes relating to any award under the 2015 Plan will be deemed to constitute shares delivered and will not again become available for awards under the 2015 Plan.

        During any time that we are subject to Section 162(m) of the Code, the maximum number of shares of common stock subject to stock options, performance awards or stock appreciation rights that may be granted to any individual in any one calendar year may not exceed 3,000,000 shares of our common stock. Similarly, the maximum value of a performance award that is valued in dollars (as opposed to shares) and that is intended to qualify as performance-based compensation under Section 162(m) of the Code that may be granted to any individual in any one calendar year may not exceed $10,000,000.

Eligibility

        The following individuals will be eligible to participate in the 2015 Plan:

  •
  each of our (or our affiliates') employees and officers, of which there are currently approximately 13,500;

  •
  each of our non-employee directors, of which after the Annual Meeting there will be 10;

  •
  individuals who are not our employees or directors but nonetheless provide substantial services to us or our affiliates, and who are designated as eligible by the Compensation Committee; and

  •
  our (or our affiliates') prospective employees, although these individuals may not receive any payment or exercise any rights relating to awards until they have actually commenced employment.

Grants of Awards

        The Compensation Committee may grant awards of performance awards (including cash-based performance awards), restricted stock unit awards, restricted stock awards, non-qualified stock options, incentive stock options, stock appreciation rights and other stock-based awards.

        Performance Awards.    Performance awards include performance shares, performance units or cash awards. A performance award is the right to receive certain amounts based on the achievement of pre-determined performance goals during a designated performance period. The terms of each performance award will be set forth in the applicable award agreement. The Compensation Committee will be responsible for setting the applicable performance goals, which will be limited to specific levels of or increases in one or more of the following business criteria:

  •
  earnings, including net earnings, total earnings, operating earnings, earnings growth, operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items);

  •
  pre-tax income or after-tax income;

  •
  earnings per share (basic or diluted);

  •
  operating profit;

  •
  revenue, revenue growth, or rate of revenue growth;

  •
  return on assets (gross or net), return on investment, return on capital, return on equity, financial return ratios, or internal rates of return;

  •
  returns on sales or revenues;

  •
  operating expenses;

  •
  stock price appreciation;

  •
  cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital, working capital turnover;

  •
  implementation or completion of critical projects or processes;

  •
  economic value created;

  •
  balance sheet measurements (including, but not limited to, receivable turnover);

  •
  cumulative earnings per share growth;

  •
  operating margin, profit margin, or gross margin;

  •
  stock price or total stockholder return;

  •
  cost or expense targets, reductions and savings, productivity and efficiencies;

  •
  sales or sales growth;

  •
  economic value added;

  •
  earnings measures/ratios;

  •
  inventory turns;

  •
  strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures, and similar transactions, and budget comparisons;

  •
  increase in the fair market value per share; and

  •
  personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, the formation of joint ventures, research or development collaborations, and the completion of other corporate transactions.

        In order for awards to qualify as "performance-based" compensation within the meaning of Section 162(m) of the Code, the business criteria that the Compensation Committee can designate for performance goals under the 2015 Plan must be re-approved by our stockholders every five years. The Compensation Committee currently intends to submit the business criteria for stockholder re-approval no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders previously approved the business criteria for performance goals.

        Performance goals may be established:

  •
  on a Company-wide basis, project or geographical basis or otherwise, as the context permits;

  •
  with respect to one or more of our business units, divisions, lines of business, subsidiaries, products, regions, or other operational units or departments (or in combination thereof); or

  •
  related to the performance of an individual participant.

        Performance goals may be expressed in absolute terms, or relative or comparative to:

  •
  current internal targets or budgets;

  •
  our past performance (including the performance of one or more subsidiaries, divisions, or operating units);

  •
  the performance of one or more similarly situated companies;

  •
  the performance of an index covering multiple companies; or

  •
  other external measures of the selected performance criteria.

        The Compensation Committee may adjust any performance goal and the related acceptable level of achievement if, in the sole judgment of the Compensation Committee, events or transactions have occurred after the award's grant date that are unrelated to our performance or the performance of the participant and result in a distortion of the performance goals or the related acceptable level of achievement. However, in no event will any adjustment be made if the performance award is intended to qualify for the performance-based compensation exception under Section 162(m) and such adjustment would cause the award to fail to so qualify.

        Performance awards which have been earned as a result of the relevant performance goals being achieved may be paid in the form of cash, common stock or other awards under the 2015 Plan (or some combination thereof). Except as otherwise provided by the Compensation Committee in an agreement relating to a performance award, if a participant is terminated for any reason, the participant will forfeit all performance awards held by such participant.

        Restricted Stock Units.    The Compensation Committee may award restricted stock units under the 2015 Plan, which represent the right to receive one share of common stock (or the cash value of one share of common stock) on a specified settlement date. The Compensation Committee will establish the conditions of the restricted stock unit award in the applicable award agreement. When a participant satisfies the conditions of the restricted stock unit award, we may settle the award in shares, cash or property, as determined by the Compensation Committee in its discretion. Except as otherwise provided by the Compensation Committee, in the event a participant is terminated for any reason, the vesting with respect to the participant's restricted stock units will cease. Each of the terminated participant's outstanding unvested restricted stock units will be forfeited for no consideration as of the date of such termination. Any shares remaining undelivered with respect to the terminated participant's vested restricted stock units will be delivered on the delivery date specified in the applicable award agreement.

        Restricted Stock.    An award of restricted stock is a grant of shares of common stock which are subject to limitations on transfer during a restricted period established in the applicable award agreement. Generally, holders of restricted stock will have the rights and privileges of a stockholder with respect to their restricted stock. Except as otherwise provided by the Compensation Committee, in the event a participant is terminated for any reason, the vesting with respect to the participant's restricted stock will cease. As soon as practicable following the termination, we will repurchase all of such participant's unvested shares of restricted stock at a purchase price equal to the original purchase price paid for the restricted stock, or if the original purchase price is equal to $0, the unvested shares of restricted stock will be forfeited by the participant to us for no consideration.

        Stock Options.    The 2015 Plan provides for the grant of both incentive stock options, within the meaning of Section 422(b) of the Code, and non-qualified stock options. We are seeking stockholder approval of the 2015 Plan to meet the stockholder approval requirements of Section 422 of the Code to allow the Compensation Committee to grant incentive stock options.

        A stock option granted under the 2015 Plan provides a participant with the right to purchase, within a specified period of time, a stated number of shares of common stock at the price specified in the applicable award agreement. The exercise price applicable to a stock option will be set by the Compensation Committee at the time of grant and will not be less than the fair market value of a share of common stock on the date of grant. Stock options will vest in accordance with the terms of the applicable award agreement. The maximum term of a stock option granted under the 2015 Plan is ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder). Payment of the exercise price of a stock option may be made in:

  •
  cash;

  •
  common stock;

  •
  pursuant to a broker-assisted cashless exercise in accordance with procedures approved by the Compensation Committee;

  •
  pursuant to a delivery of a notice of "net exercise;" or

  •
  any other form of consideration approved by the Compensation Committee.

        The 2015 Plan provides that participants terminated for "cause" (as such term is defined in the 2015 Plan) will forfeit all of their stock options, whether or not vested. Participants terminated for any other reason will forfeit their unvested stock options, retain their vested stock options, and will have one year (in the case of a termination by reason of death or disability) or 90 days (in all other cases) following their termination date to exercise their vested stock options.

        Stock Appreciation Rights.    A stock appreciation right, or SAR, is a conditional right to receive an amount equal to the value of the appreciation in the common stock over a specified period. The base price applicable to a SAR will be set by the Compensation Committee at the time of grant and will not be less than the fair market value of a share of common stock on the date of grant. The maximum term of a SAR granted under the 2015 Plan is ten years from the date of grant. Upon exercise of a SAR, payment in respect of such SAR may be made in cash, common stock, property as specified in the applicable award agreement, or as otherwise determined by the Compensation Committee. Upon the exercise of a SAR, a payment will be made, in each case having a value in respect of each share of common stock underlying the portion of the stock appreciation right so exercised, equal to the difference between the base price of such SAR and the fair market value of one share of our common stock on the exercise date.

        The 2015 Plan provides that participants terminated for "cause" (as such term is defined in the 2015 Plan) will forfeit all of their SARs, whether or not vested. Participants terminated for any other reason will forfeit their unvested SARs, retain their vested SARs, and will have one year (in the case of a termination by reason of death or disability) or 90 days (in all other cases) following their termination date to exercise their vested SARs.

        Other Stock-Based Awards.    The 2015 Plan authorizes the Compensation Committee to grant other awards that may be denominated in, payable in, valued in, or otherwise related to shares of common stock. Such awards and the terms applicable to such awards will be set forth in award agreements.

        Termination.    The 2015 Plan authorizes the Compensation Committee to provide different treatment of any outstanding awards upon termination than that described above, as determined in its sole discretion.

        Clawback.    All awards granted under the 2015 Plan will be subject to incentive compensation clawback and recoupment practices and policies implemented by the Board (or a committee or subcommittee of the Board) from time to time.

        Sub-Plans.    The Compensation Committee may authorize procedures and sub-plans that are necessary to permit participation in the 2015 Plan by individuals who are non-United States nationals or are primarily employed or providing services outside the United States. The Compensation Committee may modify the terms of any awards granted to such participants in a manner deemed by the Compensation Committee to be necessary in order that such awards conform with the laws of the country or countries where such participants are located.

        Gross-up Prohibition.    No award agreement will permit us to reimburse (or "gross-up") any award to satisfy tax obligations, including without limitation, an excise tax imposed pursuant to Section 4999 of the Code or any penalty imposed by Section 409A of the Code.

        No-Repricing of Awards.    No awards may be repriced without stockholder approval. For purposes of the 2015 Plan, "repricing" means any of the following:

  •
  changing the terms of the award to lower its exercise price or base price;

  •
  repurchasing for cash or canceling an award in exchange for another award at a time when its exercise price or base price is greater than the fair market value of the underlying stock; and

  •
  any other action that is treated as a repricing under generally accepted accounting principles.

Changes in Capital Structure

        In the event of any change in our outstanding common stock or capital structure , the declaration of any extraordinary dividend, or any change in applicable laws or circumstances that results or could result in the substantial dilution or enlargement of participants' rights under the 2015 Plan, the Compensation Committee will, in its sole discretion, adjust the aggregate number of shares of common stock that may be granted pursuant to awards, the number of shares of common stock covered by outstanding awards under the 2015 Plan, and the per-share price of outstanding awards under the 2015 Plan. These changes will not take place automatically.

Corporate Events

        Under the 2015 Plan, no award agreement will provide for acceleration or vesting upon the occurrence of a "corporate event." For purposes of the 2015 Plan, a "corporate event" means

  •
  a merger, amalgamation, or consolidation involving us in which we are not the surviving corporation;

  •
  a merger, amalgamation, or consolidation involving us in which we are the surviving corporation but the holders of shares of our common stock receive securities of another corporation or other property or cash;

  •
  a "change in control" (as defined in the 2015 Plan); or

  •
  our reorganization, dissolution or liquidation.

        In connection with a corporate event, the Compensation Committee may, in its discretion, provide for any one or more of the following:

  •
  require that outstanding awards be assumed or substituted in connection with such event;

  •
  accelerate the vesting of any outstanding awards upon the consummation of such event (with any awards that vest subject to the achievement of performance criteria deemed earned at the actual level of performance achieved, pro-rated for the actual performance period completed, the target level, or the maximum level, in each case, as determined by the Compensation Committee in its sole discretion, with respect to any unexpired performance periods);

  •
  cancel outstanding awards upon the consummation of such event (whether vested or unvested) and provide award holders with the per-share consideration being received by our stockholders in connection with such event in exchange for their awards (or, with respect to a cash award, the amount payable pursuant to the award);

  •
  cancel all outstanding stock options, stock appreciation rights or other awards (whether vested or unvested) subject to exercise as of the consummation of such event, and provide the holder at least ten days to exercise each stock option, stock appreciation right or other award canceled prior to the consummation of such event; or

  •
  replace outstanding awards with a cash incentive program that preserves the value of the replaced awards and contains identical vesting conditions.

Non-Transferability of Awards

        Except as otherwise provided by the Compensation Committee, the 2015 Plan provides that awards are generally nontransferable other than by will or the laws of descent and distribution, and that restricted stock is generally nontransferable.

Termination and Amendment

        The Board or the Compensation Committee may amend or terminate the 2015 Plan at any time. However, no amendment may violate the stockholder approval requirements of the national securities exchange on which the common stock is principally listed, without stockholder approval. Unless terminated earlier, the 2015 Plan will terminate on the day before the tenth anniversary of the date the 2015 Plan is approved by our stockholders.

Certain U.S. Federal Income Tax Consequences

        The following is a brief discussion of the U.S. federal income tax consequences for awards granted under the 2015 Plan. The 2015 Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and it is not, nor is it intended to be, qualified under Section 401(a) of the Code. This discussion is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences, which may be substantially different. Holders of awards under the 2015 Plan should consult with their own tax advisors.

        Non-Qualified Stock Options and Stock Appreciation Rights.    Except as noted below for corporate "insiders," with respect to nonqualified stock options and stock appreciation rights,

  •
  no income is realized by a participant at the time the award is granted;

  •
  generally, ordinary income is realized at exercise by the participant in an amount equal to the difference between the exercise or base price paid for the shares and the fair market value of the shares on the date of exercise, and the participant's employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and

  •
  upon a subsequent sale of the stock received on exercise, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held, and no deduction will be allowed to such participant's employer.

        Incentive Stock Options.    No income is realized by a participant upon the grant or exercise of an incentive stock option; however, such participant will generally be required to include the excess of the fair market value of the shares at exercise over the exercise price in his or her alternative minimum taxable income. If shares are issued to a participant pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to such participant, then

  •
  upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such participant as a long-term capital gain, and any loss sustained will be a long-term capital loss, and

  •
  no deduction will be allowed to the participant's employer for federal income tax purposes.

        Except as noted below for corporate "insiders," if shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally:

  •
  the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares; and

  •
  the participant's employer will generally be entitled to deduct such amount for federal income tax purposes.

Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.

        Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following termination of employment, the exercise of the stock option will generally be taxed as the exercise of a nonqualified stock option.

        Other Stock-Based Awards.    The tax effects related to other stock-based awards under the 2015 Plan are dependent upon the structure of the particular award.

        Withholding.    At the time a participant is required to recognize ordinary compensation income resulting from an award, as described above, such income will be subject to applicable federal, state and local income tax withholding requirements. We will deduct or withhold, or require the participant to remit to his or her employer, an amount sufficient to satisfy the minimum federal, state, local and foreign taxes required by law or regulation to be withheld with respect to any taxable event as a result of the 2015 Plan.

        Section 162(m).    In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per year per person to its chief executive officer and the three other highest-paid executive officers (other than the chief financial officer) employed at the end of that company's fiscal year, subject to certain exceptions (including an exception for performance-based compensation). The 2015 Plan is designed so that stock options and stock appreciation rights qualify for this exemption, and it permits the Compensation Committee to grant other awards designed to qualify for this exemption. The Compensation Committee is authorized to also grant awards that are not qualified under Section 162(m) of the Code.

        Section 409A.    Certain awards under the 2015 Plan may be subject to Section 409A of the Code, which regulates "nonqualified deferred compensation" (as defined in Section 409A). If an award under the 2015 Plan (or any other Company plan) that is subject to Section 409A is not administered in compliance with Section 409A, then all compensation under the 2015 Plan that is considered "nonqualified deferred compensation" (and awards under any other Company plan that are required pursuant to Section 409A to be aggregated with the award under the 2015 Plan) will be taxable to the participant as ordinary income in the year of the violation, or if later, the year in which the compensation subject to the award is no longer subject to a substantial risk of forfeiture. In addition, the participant will be subject to an additional tax equal to 20% of the compensation that is required to be included in income as a result of the violation, plus interest from the date that the compensation subject to the award was required to be included in taxable income.

        Certain Rules Applicable to "Insiders."    As a result of the rules under Section 16(b) of the Exchange Act, depending upon the particular exemption from the provisions of Section 16(b) utilized, "insiders" (as defined in Section 16(b)) may not receive the same tax treatment as set forth above with respect to the grant and/or exercise or settlement of awards. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular award. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular award.

New Plan Benefits

        Because awards to be granted in the future under the 2015 Plan are at the discretion of the Compensation Committee, it is not possible to determine the benefits, the amounts received, or the amounts that will be received under the 2015 Plan by eligible participants.

Required Vote

        To be approved by our stockholders, this proposal requires the affirmative vote of a majority of the votes cast by holders of our common stock present in person or by proxy and entitled to vote at the Annual Meeting.

        The Board has unanimously adopted a resolution recommending that you vote FOR, this proposal

RATIFICATION OF RIGHTS AGREEMENT PROPOSAL

        We are asking stockholders to ratify the extension of the Rights Agreement, which is designed to protect our U.S. net operating loss carryforwards from limitations pursuant to Section 382 under the U.S. Internal Revenue Code of 1986, as amended.

        On April 10, 2011, we entered into a Rights Agreement with Wells Fargo Bank, N.A., as Rights Agent and amended by Amendment No. 1 thereto dated as of March 15, 2012, between the Company and the Rights Agent (as amended, the "Rights Agreement"). Pursuant to the Rights Agreement we issued the Rights (as defined below). We adopted the Rights Agreement and issued the Rights in an effort to deter acquisitions of our common stock that would potentially limit our ability to use our built in losses and any resulting net loss carryforwards, or NOLs, to reduce potential future federal income tax obligations. On May 24, 2012, the stockholders approved and ratified the implementation of the Rights Agreement. On July 21, 2014, we amended the Rights Agreement to extend its term for an additional three years, which we refer to as the July 2014 Amendment.

        At the time that we adopted the July 2014 Amendment, we provided that the Rights would expire on the earliest of:

  •
  October 31, 2017 (which is the third anniversary of the closing of our acquisition of tw telecom inc.);

  •
  the time at which the Rights are redeemed;

  •
  the time at which the Rights are exchanged;

  •
  the time at which the Board determines that the NOLs are utilized in all material respects or that an ownership change under Section 382 of the Internal Revenue Code of 1986, as amended, would not adversely effect in any material respect the time period in which we could use the NOLs, or materially impair the amount of the NOLs that we could use in any particular time period, for applicable tax purposes;

  •
  October 31, 2015, if approval of the Rights Agreement (as amended) by the affirmative vote of the holders of a majority of the voting power of our outstanding common stock has not been obtained prior to that date; or

  •
  a determination by our Board, prior to the date that the rights are distributed, that the Rights Agreement and the rights are no longer in our and our stockholders' best interests.

The Board believes that the continued effectiveness of the Rights Agreement remains in our best interest and the best interest of the stockholders to protect our NOLs from limitations pursuant to Section 382 under the U.S. Internal Revenue Code of 1986, as amended.

Description of the Rights Agreement and the Rights

        General.    Under the Rights Agreement, from and after the record date of April 21, 2011, each share of our common stock carries with it one preferred share purchase right, which is referred to as a Right, until the Distribution Date (as defined below) or earlier expiration of the Rights, which is also described below.

        In general terms, the Rights will impose a significant penalty upon any person that, together with all Affiliates and Associates (each as defined in the Rights Agreement) of such person, acquires 4.9% or more of our outstanding common stock after April 10, 2011. Stockholders that owned 4.9% or more of our outstanding common stock as of the close of business on April 10, 2011, do not trigger the Rights so long as they do not (i) acquire additional shares of our common stock representing one-half of one percent (0.5%) or more of the shares of our common stock outstanding at the time of such acquisition or (ii) fall under 4.9% ownership of our common stock and then re-acquire shares that in the aggregate equal 4.9% or more of our common stock.

        A person will not trigger the Rights solely as a result of any transaction that the Board determines, in its sole discretion, is an exempt transaction.

        STT Crossing and its Affiliates and Associates are exempt for the purposes of the Rights Agreement, unless and until STT Crossing (or any Affiliates of STT Crossing) acquires any of our common stock other than (a) pursuant to a transaction that is permitted under Section 4 of the STT Stockholder Rights Agreement or (b) any transfers of our common stock or other of our equity interests between STT Crossing and its Affiliates. In addition, any entity or person to whom STT Crossing transfers any amount of our common stock permitted by Section 4.3(iii) of the STT Stockholder Rights Agreement are exempt for the purposes of the Rights Agreement unless and until that entity or person (or any Affiliates or Associates of that entity or person) acquires any additional shares of our common stock.

        Southeastern Asset Management, Inc. and its Affiliates and Associates are also exempt for the purposes of the Rights Agreement.

        The Board may, in its sole discretion prior to the Distribution Date, exempt any person or group for purposes of the Rights Agreement if it determines the acquisition by such person or group will not jeopardize the our tax benefits or is otherwise in our best interests. Any person that acquires shares of our common stock in violation of these limitations is known as an "Acquiring Person." The Board has previously deemed:

  •
  BlackRock, Inc., together with its subsidiaries (collectively, "BlackRock") and the various investment funds and accounts for which BlackRock acts, or may in the future act, as the manager and/or investment advisor;

  •
  Fidelity Management & Research Company and certain of its subsidiaries and affiliates and FIL Limited and certain of its subsidiaries and affiliates (collectively, the "Fidelity Advisors") and the various investment funds and separately managed accounts for which the Fidelity Advisors act or in the future may act as the manager and/or investment advisor; and

  •
  The Vanguard Group, Inc., together with its subsidiaries (collectively, "Vanguard") and the various investment funds and accounts for which Vanguard acts, or may in the future act, as the manager and/or investment advisor as Exempt Persons under the Rights Agreement; in each case on the basis of the representations, warranties and agreements those persons made to the Company.

        While the Rights Agreement was implemented by the Board in an effort to deter acquisitions of our common stock that would potentially limit our ability to use our built in losses and any resulting net loss carryforwards to reduce potential U.S. federal income tax obligations, these acquisitions may still occur. In addition, the Rights Agreement may make it more difficult and more expensive to acquire us, and may discourage open market purchases of our common stock or a non-negotiated tender or exchange offer for our common stock. Accordingly, the Rights Agreement may limit a stockholder's ability to realize a premium over the market price of our common stock in connection with any acquisition transaction.

        The Rights.    From the record date of April 21, 2011, until the Distribution Date or earlier expiration of the Rights, the Rights will trade with, and will be inseparable from, our common stock. New Rights will also accompany any new shares of our common stock that we issue after April 21, 2011 until the Distribution Date or earlier expiration of the Rights.

        Exercise Price.    Each Right will allow its holder to purchase from us fifteen ten-thousandths (0.0015) of a share of Series B Junior Participating Preferred Stock (a "Preferred Share") for $9.00, subject to adjustment (the "Exercise Price"), once the Rights become exercisable. This portion of a Preferred Share will give the stockholder approximately the same dividend and liquidation rights as would one share of our common stock. Prior to exercise, the Right does not give its holder any dividend, voting, or liquidation rights.

        Exercisability.    The Rights will not be exercisable until 15 business days after the public announcement that a person or group has become an Acquiring Person unless the Rights Agreement has been terminated or the Rights have been redeemed (as described below).

        The date when the Rights become exercisable is the "Distribution Date." Until that date or earlier expiration of the Rights, our common stock will also evidence the Rights, and any transfer of shares of our common stock constitutes a transfer of Rights. After the Distribution Date, the Rights will separate from our common stock and be evidenced by book-entry credits or by Rights certificates that we will mail to all eligible holders of our common stock. Any Rights held by an Acquiring Person, or any Affiliates or Associates of the Acquiring Person, are void and may not be exercised.

        Consequences of a Person or Group Becoming an Acquiring Person.    If a person or group becomes an Acquiring Person, all holders of Rights except the Acquiring Person, or any Affiliates or Associates of the Acquiring Person, may, upon payment of the Exercise Price, purchase shares of our common stock with a market value of twice the Exercise Price, based on the 'current per share market price' of our common stock (as defined in the Rights Agreement) on the date of the acquisition that resulted in such person or group becoming an Acquiring Person.

        Exchange.    After a person or group becomes an Acquiring Person, the Board may extinguish the Rights by exchanging one share of our common stock or an equivalent security for each Right, other than Rights held by the Acquiring Person, or any Affiliates or Associates of the Acquiring Person.

        Preferred Share Provisions.    Each one ten-thousandth of a Preferred Share, if issued:

  •
  will not be redeemable;

  •
  will entitle its holder to dividends equal to the dividends, if any, paid on one share of our common stock;

  •
  will entitle its holder upon liquidation either to receive $1.00 or an amount equal to the payment made on one share of our common stock, whichever is greater;

  •
  will vote together with our common stock as one class on all matters submitted to a vote of our stockholders and will have the same voting power as one share of our common stock, except as otherwise provided by law; and

  •
  will entitle holders to a per share payment equal to the payment made on one share of our common stock, if shares of our common stock are exchanged via merger, consolidation, or a similar transaction.

The value of one ten-thousandth interest in a Preferred Share is expected to approximate the value of one share of our common stock.

        Expiration.    The Rights will expire as described above.

        Redemption.    The Board may redeem the Rights for $0.0015 per Right at any time before the Distribution Date. If the Board redeems any Rights, it must redeem all of the Rights. Once the Rights are redeemed, the only right of the holders of Rights will be to receive the redemption price of $0.0015 per Right. The redemption price will be adjusted if we have a stock split or stock dividends of our common stock.

        Anti-Dilution Provisions.    The Board may adjust the Exercise Price, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split, or a reclassification of the Preferred Shares or our common stock.

        Amendments.    The terms of the Rights Agreement may be amended by the Board without the consent of the holders of the Rights. After the Distribution Date, the Board may not amend the agreement in a way that adversely affects holders of the Rights (other than an Acquiring Person, or an Affiliate or Associate of an Acquiring Person).

Vote Required

        The affirmative vote of stockholders holding at least a majority of the outstanding shares of our common stock is required for approval of this proposal.

        The Board has unanimously adopted a resolution seeking stockholder approval of, and recommends that you vote FOR, this proposal.

VOTE ON COMPENSATION PROPOSAL

        Under the rules of the SEC, we are required to provide you with the opportunity to cast a vote on the compensation for our Named Executive Officers. This proposal is frequently referred to as a "say-on-pay" vote. This vote is on an advisory basis. Our executive compensation program is intended to attract, retain and motivate the executive talent required to achieve our corporate objectives and increase stockholder value.

        As part of our efforts to satisfy the need to attract, retain and motivate the individuals who possess the skills necessary to grow our business, management and our Compensation Committee believe that our compensation programs should reflect our compensation philosophy. This philosophy includes the following core beliefs:

  •
  Our executives are rewarded fairly and competitively based on the results they achieve.

  •
  We pay above market total compensation for results that exceed expectations.

  •
  Our short and long-term incentives set expectations, measure results, reward achievement and hold executives accountable for expected results.

  •
  We reward executives who achieve results, while adhering to our corporate values.

  •
  Our bonus program is linked to company performance and the achievement of annual goals.

  •
  Our LTI program is linked to company performance and the creation of long-term stockholder value.

  •
  Stock ownership demonstrates an economic stake in our business that helps align executive's interests with those of our stockholders.

  •
  Our executive compensation program is based heavily on creating long-term value.

        Our executive compensation program is described in the Compensation Discussion and Analysis, or CD&A, related compensation tables and other narrative executive compensation disclosures required by the disclosure rules of the SEC, all of which are found in this Proxy Statement. In particular, the CD&A, beginning on page 23 of this Proxy Statement, describes our executive compensation program in detail, and we encourage you to review it.

        Since the vote on this proposal is advisory, it is not binding on us. Nonetheless, the Compensation Committee, which is responsible for approving the overall design and administering certain aspects of the executive compensation program, will take into account the outcome of the vote when making future executive compensation decisions. The Board of Directors recommends that you approve the following resolution that will be submitted for a vote at the 2015 Annual Meeting in support of our executive compensation program:

  RESOLVED, that the compensation paid to the company's named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in the Proxy Statement, is hereby APPROVED.

The Board recommends a vote FOR, this proposal

        Unless you specify otherwise, the Board intends the accompanying Proxy to be voted for this item.

 STOCKHOLDER PROPOSAL REGARDING PROXY ACCESS

        The Comptroller of the City of New York, Municipal Building, One Centre Street, Room 629, New York, N.Y. 10007-2341, as the custodian and a trustee of the New York City Employees' Retirement System, the New York City Fire Department Pension Fund, the New York City Teachers' Retirement System, and the New York City Police Pension Fund, and the custodian of the New York City Board of Education Retirement System (each a "System" and together the "NYC Systems"), represented that each System beneficially owned more than $2,000 of our common stock for more than one year and, that each System intends to continue to hold at least $2,000 worth of these securities through the date of the Annual Meeting.

        The NYC Comptroller, as representative of the NYC Systems, has notified us that, the NYC Comptroller is offering the proposal set forth in quotes below (the "Proxy Access Proposal") at the Annual Meeting for the consideration and vote of our stockholders at the Annual Meeting.

        The Board opposes the following Stockholder Proposal for the reasons stated after the proposal.

"RESOLVED: Shareholders of Level 3 Communications, Inc. (the "Company") ask the board of directors (the "Board") to adopt, and present for shareholder approval, a "proxy access" bylaw. Such a bylaw shall require the Company to include in proxy materials prepared for a shareholder meeting at which directors are to be elected the name, Disclosure and Statement (as defined herein) of any person nominated for election to the board by a shareholder or group (the "Nominator") that meets the criteria established below. The Company shall allow shareholders to vote on such nominee on the Company's proxy card.

        The number of shareholder-nominated candidates appearing in proxy materials shall not exceed one quarter of the directors then serving. This bylaw, which shall supplement existing rights under Company bylaws, should provide that a Nominator must:

  a)
  have beneficially owned 3% or more of the Company's outstanding common stock continuously for at least three years before submitting the nomination;

  b)
  give the Company, within the time period identified in its bylaws, written notice of the information required by the bylaws and any Securities and Exchange Commission rules about (i) the nominee, including consent to being named in the proxy materials and to serving as director if elected; and (ii) the Nominator, including proof it owns the required shares (the "Disclosure"); and

  c)
  certify that (i) it will assume liability stemming from any legal or regulatory violation arising out of the Nominator's communications with the Company shareholders, including the Disclosure and Statement; (ii) it will comply with all applicable laws and regulations if it uses soliciting material other than the Company's proxy materials; and (c) to the best of its knowledge, the required shares were acquired in the ordinary course of business and not to change or influence control at the Company.

The Nominator may submit with the Disclosure a statement not exceeding 500 words in support of the nominee (the "Statement"). The Board shall adopt procedures for promptly resolving disputes over whether notice of a nomination was timely, whether the Disclosure and Statement satisfy the bylaw and applicable federal regulations, and the priority to be given to multiple nominations exceeding the one-quarter limit."

Supporting Statement of the NYC Systems

        "We believe proxy access is a fundamental shareholder right that will make directors more accountable and contribute to increased shareholder value. The CFA Institute's 2014 assessment of pertinent academic studies and the use of proxy access in other markets similarly concluded that proxy access:

  •
  Would "benefit both the markets and corporate boardrooms, with little cost or disruption."

  •
  Has the potential to raise overall US market capitalization by up to $140.3 billion if adopted market-wide. (http://www.cfapubs.org/doi/pdf/10.2469/ccb.v2014.n9.1)

The proposed bylaw terms enjoy strong investor support—votes for similar shareholder proposals averaged 55% from 2012 through September 2014—and similar bylaws have been adopted by companies of various sizes across industries, including Chesapeake Energy, Hewlett-Packard, Western Union and Verizon.

        We urge shareholders to vote FOR this proposal."

Statement of the Board of Directors in Opposition to Stockholder Proposal Regarding Proxy Access

        Your Board believes that the need for "proxy access" should be evaluated after considering a number of factors, including our efforts to assure that stockholders have input on issues of importance (including Board nominations) and the continuing need for the Company to assure that its Board members have the independence, expertise, professional judgment and commitment to effectively oversee our performance. The Board requires that all Board members act in the best interests of all of our stockholders, regardless of how or why they were nominated to serve on the Board, not simply because it is the law, but because it is best for all our stockholders.

        Your Board believes that its current nomination process, and the directors nominated for election at the 2015 Annual Meeting, already reflect our stockholders' desires. Stockholders with meaningful long-term holdings in the Company are already well represented on the Board. Since our 2011 acquisition of Global Crossing, STT Crossing Ltd, which holds approximately 18.5% of our outstanding common stock, has the right to nominate for election to the Board a number of Directors that is proportional to its ownership. For election at the Annual Meeting, STT has two nominees for election to the Board. In addition, at the Annual Meeting, the Company has committed to nominate three individuals who previously served on the tw telecom board of directors at the time of our acquisition of tw telecom.

        The Board has changed significantly in recent years; it is not stagnant or unresponsive to stockholder input or to changes in our business. Comparing this year's 11 nominees to the nominees elected in 2011 demonstrates the willingness of the Board to consistently evaluate and adjust its membership. In 2011, the Company proposed a slate of 14 nominees, only two of whom (James O. Ellis, Jr. and Michael J. Mahoney) remain as nominees for election at the Annual Meeting. In other words, nine of the 11 nominees to your Board in the current proxy statement have been Board members for less than four years.

        The Company has strong governance practices—all Directors are elected annually, ten of the 11 Directors, including the Chairman of the Board, are independent, and there are no supermajority voting provisions in our charter or By-laws. Stockholders have opportunities to bring potential nominees to the Board's attention, and the Nominating and Governance Committee of the Board has committed to consider nomination suggestions from stockholders. The Nominating and Governance Committee, and your Board, have been receptive to these suggestions.

        The Board has been responsive to stockholder views on a wide variety of other issues as well. As first noted in our proxy statement for the 2014 Annual Meeting, over the last 18 months the Company adjusted a number of its compensation practices in order to address concerns expressed by our stockholders. For example, we eliminated "single trigger" vesting of equity awards upon a change in control, we no longer have an employment agreement with our CEO, and we regularly consult with significant stockholders regarding management compensation and other issues related to our performance.

        All of these factors demonstrate that your Board and the Company are very responsive to the desires of its significant long-term stockholders, and that the proposed "proxy access" By-law change is unnecessary and potentially disruptive.

        In addition, the Board believes that the proxy access proposal is unfair to the majority of stockholders because it may provide some stockholders with nomination rights that are disproportionate to their ownership. Under the proposal, a stockholder (or group of stockholders joining together) with only 3% ownership would have the right to propose in the Company's proxy statement 25% of the nominees for Board membership. When coupled with the Company's practice requiring annual elections for all Directors, and the fact that more than one stockholder may meet the ownership requirement and submit nominees in a single year, the proposal could encourage potentially disruptive and costly election contests where there is no demonstrated need for a greater stockholder voice.

        In summary, the Board believes that a proxy access By-law is not in the best interest of the Company or its stockholders.

Required Vote

        To be approved by our stockholders, this proposal requires the affirmative vote of a majority of the votes cast by holders of our common stock present in person or by proxy and entitled to vote at the Annual Meeting. Because the stockholder proposal regarding proxy access is a non-binding resolution, we will not be required to take the requested action if the proposal is approved; however, we will reevaluate our recommendation if the proposal is approved.

        The Board has unanimously adopted a resolution recommending that you vote AGAINST, this proposal.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information with respect to the beneficial ownership of our common stock, as of March 17, 2015, by Level 3's directors, the Named Executive Officers, and the directors and executive officers as a group, and each person known by us to beneficially own more than five percent of our outstanding common stock.

Name	Number of Shares of Common Stock	Percent of Common Stock Beneficially Owned(%)
Jeff K. Storey(1)	320,831	*
Sunit S. Patel(2)	258,190	*
Andrew E. Crouch(3)	63,432	*
Laurinda Y. Pang(4)	38,924	*
John F. Waters, Jr.(5)	33,290	*
James O. Ellis, Jr.	55,654	*
Kevin P. Chilton	11,579	*
Archie R. Clemins	28,913	*
Steven T. Clontz	48,079	*
Irene M. Esteves	2,757	*
T. Michael Glenn	13,322	*
Spencer B. Hays	74,945	*
Michael J. Mahoney	52,315	*
Kevin W. Mooney	37,302	*
Peter Seah Lim Huat	57,875	*
Peter van Oppen	15,604	*
Directors and Executive Officers as a Group (19 persons)(6)	1,316,494	*
STT Stockholder Group(7)	63,931,025	18.50
Southeastern Asset Management, Inc.(8)	54,735,045	16.30
The Vanguard Group(9)	21,591,758	6.42

*
Less than 1%.

(1)
Includes 22,901 shares issuable upon the settlement of OSOs within 60 days of March 17, 2015, assuming the OSO value as of March 17, 2015.

(2)
Includes 15,268 shares issuable upon the settlement of OSOs within 60 days of March 17, 2015, assuming the OSO value as of March 17, 2015, and 1,000 shares of our common stock held in an individual retirement account.

(3)
Includes 6,107 shares issuable upon the settlement of OSOs within 60 days of March 17, 2015, assuming the OSO value as of March 17, 2015.

(4)
Includes 5,344 shares issuable upon the settlement of OSOs within 60 days of March 17, 2015, assuming the OSO value as of March 17, 2015.

(5)
Includes 6,107 shares issuable upon the settlement of OSOs within 60 days of March 17, 2015, assuming the OSO value as of March 17, 2015.

(6)
Includes 67,942 shares issuable upon the settlement of OSOs within 60 days of March 17, 2015, assuming the OSO value as of March 17, 2015.

(7)
Based on information provided in Amendment No. 5 to Schedule 13D by this stockholder on March 2, 2015. STT Crossing Ltd. ("STT Crossing") is an indirect subsidiary of Temasek

  Holdings (Private) Limited ("Temasek"), its ultimate parent entity, and is located at Les Cascades Building, Edith Cavell Street, Port Louis Mauritius. As of March 2, 2015, STT Crossing owned 63,931,025 shares of our common stock. Temasek, through its ultimate ownership of STT Crossing, may be deemed to have voting and dispositive power over all these shares; however, pursuant to Rule 13d-4 under the Exchange Act, Temasek expressly disclaims beneficial ownership of these shares.

(8)
Address for Southeastern Asset Management, Inc. and Mr. O. Mason Hawkins is 6410 Poplar Avenue, Suite 900, Memphis, Tennessee 38119. The following information is based solely on Southeastern Asset Management, Inc.'s Schedule 13G filed with the SEC on February 13, 2015. Percentage of our outstanding common stock is as reported in their Schedule 13G.

Information in the table is presented by Southeastern Asset Management, Inc. as a registered investment adviser. All of the securities reported by Southeastern Asset Management are owned legally by Southeastern Asset Management, Inc.'s investment advisory clients and none are owned directly or indirectly by Southeastern Asset Management, Inc. Southeastern Asset Management, Inc. exercises sole dispositive power with respect to 26,908,853 shares of our common stock beneficially owned by discretionary managed accounts, 27,826,192 shares of our common stock beneficially owned by discretionary managed accounts for which Southeastern Asset Management has shared dispositive power. Also includes 21,871,214 shares of our common stock held by discretionary managed accounts for which Southeastern Asset Management, Inc. has sole voting power, 21,871,214 shares of our common stock held by discretionary managed accounts for which Southeastern Asset Management, Inc. has shared voting power and 5,037,639 shares of our common stock held by discretionary managed accounts for which Southeastern Asset Management, Inc. has no voting power.

Mr. O Mason Hawkins, Chairman of the Board and C.E.O. of Southeastern Asset Management, Inc., may be deemed to beneficially own the Level 3 common stock held by Southeastern Asset Management, Inc. Mr. Hawkins disclaims beneficial ownership of such common stock.

(9)
Address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. The following information is based solely on The Vanguard Group's Schedule 13G filed with the SEC on February 10, 2015. Percentage of our outstanding common stock is as reported in their Schedule 13G.

Information in the table is presented by The Vanguard Group as a registered investment adviser. All of the securities reported by The Vanguard Group are owned legally by The Vanguard Group's investment advisory clients and none are owned directly or indirectly by The Vanguard Group. The Vanguard Group exercises sole dispositive power with respect to 21,142,115 shares of our common stock, 449,643 shares of our common stock for which The Vanguard Group has shared dispositive power. Also includes 482,416 shares of our common stock for which The Vanguard Group has sole voting power.

 OTHER MATTERS

        It is not anticipated that any matters other than those described in this Proxy Statement will be brought before the Annual Meeting. If any other matters are presented, however, it is the intention of the persons named in the proxy to vote the proxy in accordance with their discretion.

FUTURE STOCKHOLDER PROPOSALS

        A stockholder who would like to have a proposal considered for inclusion in our 2016 Proxy Statement must submit the proposal so that it is received by us no later than December 10, 2015. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to the Secretary, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

        If a stockholder does not submit a proposal for inclusion in our 2016 Proxy Statement, but instead wishes to present it directly at the 2016 Annual Meeting of Stockholders, our By-laws require that the stockholder notify us in writing on or before March 22, 2016, but no earlier than February 21, 2016, for the proposal to be included in our proxy material relating to that meeting. Proposals received after March 22, 2016 will not be voted on at the 2016 Annual Meeting. In addition, such proposal must also include a brief description of the business to be brought before the 2016 Annual Meeting, the stockholder's name and record address, the number of shares of our common stock that are owned beneficially or of record by such stockholder, a description of any arrangements or understandings between the stockholder and any other person in connection with such proposal and any material interest of such stockholder in such proposal, and a representation that the stockholder intends to appear in person or by proxy at the 2016 Annual Meeting. If the stockholder wishes to nominate one or more persons for election as a director, such stockholder's notice must comply with additional provisions as set forth in our By-laws, including certain information with respect to the persons nominated for election as directors and any information relating to the stockholder that would be required to be disclosed in a Proxy Statement filing. Any such proposals should be directed to the Secretary, Level 3 Communications, Inc., 1025 Eldorado Boulevard, Broomfield, Colorado 80021.

Annex 1

AUDIT COMMITTEE REPORT

To the Board of Directors

        The Audit Committee reviews Level 3 Communications, Inc.'s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The company's registered public accounting firm is responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles. We have reviewed and discussed with management the company's audited financial statements as of and for the year ended December 31, 2014.

        The Audit Committee has reviewed and discussed the consolidated financial statements and internal control over financial reporting with management, internal audit and KPMG LLP, the company's independent registered public accounting firm. Management is responsible for the preparation, presentation and integrity of the company's financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Securities Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Securities Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. KPMG LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of internal control over financial reporting.

        During the course of fiscal 2014, management completed the documentation, testing and evaluation of the company's system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002, as amended, and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Audit Committee received periodic updates provided by management, internal audit and KPMG LLP at each regularly scheduled Audit Committee meeting. The Audit Committee reviewed the report of management contained in the company's Form 10-K for the fiscal year ended December 31, 2014 filed with the Securities and Exchange Commission, as well as KPMG LLP's Report of Independent Registered Public Accounting Firm included in the company's Form 10-K related to its audit of (i) the consolidated financial statements and (ii) the effectiveness of internal control over financial reporting. The Audit Committee continues to oversee the company's efforts related to its internal control over financial reporting and management's preparations for the evaluation in fiscal 2015.

        The Audit Committee has discussed with KPMG LLP the matters required to be discussed by the Standards of the Public Company Accounting Oversight Board (PCAOB) (United States), as described in PCAOB Auditing Standard No. 16, Communications with Audit Committees. The Audit Committee has received and reviewed the written disclosures and the letter from KPMG LLP required by Rule 3526, Communications with Audit Committees Concerning Independence, by the Professional Standards of the Public Company Accounting Oversight Board (United States), and has discussed with the auditors the auditors' independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the company's annual report on Form 10-K for the year ended December 31, 2014.

A-1-1

        The Audit Committee has also considered whether the provision of services by KPMG LLP and its international affiliates not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the company's Forms 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014, respectively, is compatible with maintaining KPMG LLP's independence.

        The following table presents fees for professional audit services rendered by KPMG LLP and its international affiliates for the audit of the Level 3 annual financial statements for the years ended December 31, 2014, and 2013 and fees billed for other services rendered by KPMG LLP and its international affiliates during those periods, which have been approved by the Audit Committee.

	2014	2013
Audit Fees(1)	$6,402,000	$5,419,000
Audit-Related Fees(2)	260,000	622,000
Tax Fees(3)	188,000	429,000
All Other Fees	0	0

Total Fees	$6,850,000	$6,470,000

(1)
Audit fees consisted principally of fees for the audit of financial statements, including statutory audits of foreign subsidiaries, audit of internal control over financial reporting, and fees relating to comfort letters and registration statements.

(2)
Audit related fees consisted principally of fees for audits of employee benefit plans, agreed-upon procedures reports, due diligence activities, and other audits not required by statute or regulation.

(3)
Tax fees consisted principally of fees for tax consultation and tax compliance activities.

The Audit Committee:
Peter van Oppen, Chairman
Archie R. Clemins
Irene M. Esteves
T. Michael Glenn
Kevin W. Mooney

For the year ended December 31, 2014

A-1-2

Annex 2

NON-GAAP RECONCILIATIONS

        Core Network Services (CNS) Revenue consists of revenue from colocation and data center services; transport and fiber; IP and data services; and local and enterprise voice services.

        Adjusted EBITDA, as defined by the Company, is net income (loss) from the Consolidated Statements of Operations before income taxes, total other income (expense), non-cash impairment charges, depreciation and amortization and non-cash stock compensation expense. Adjusted EBITDA also excludes acquisition-related expenses associated with the Company's acquisition of tw telecom inc.

        The following information provides a reconciliation of Net Income to Adjusted EBITDA as defined by the Company:

(dollars in millions)	Year Ended December 31, 2014
Net Income	$293
Income Tax Benefit	(78)
Total Other Expense	757
Depreciation and Amortization Expense	745
Non-Cash Compensation Expense	72
Non-Cash Impairment	1
Acquisition-Related expenses	79

Adjusted EBITDA	$1,869

        CNS Run Rate is defined as the amount of monthly recurring core network services revenue.

        Sustainable Free Cash Flow is defined as Adjusted EBITDA, less capital expenditures, less net cash interest expense, plus/less changes in working capital. Sustainable Free Cash Flow also excludes cash paid for acquisition-related expenses associated with the Company's acquisition of tw telecom inc.

        Sustainable Free Cash Flow is calculated as follows:

(dollars in millions)	Year Ended December 31, 2014
Adjusted EBITDA, Including Acquisition-Related Expenses	$1,790
Capital Expenditures	(847)
Net Cash Interest	(597)
Cash Paid for Acquisition-Related Expenses	64
Changes in Working Capital	(85)

Sustainable Free Cash Flow	$325

        Net Debt to Pro Forma Adjusted EBITDA Ratio is defined as debt, reduced by cash and cash equivalents and divided by Adjusted EBITDA Pro Forma to include tw telecom results excluding acquisition-related expenses.

A-2-1

        Net Debt to Pro Forma Adjusted EBITDA Ratio is calculated as follows:

(dollars in millions)	Year Ended December 31, 2014
Debt	$11,366
Cash and Cash Equivalents	(580)

Net Debt	$10,786

Pro Forma Adjusted EBITDA	$2,443

Net Debt to Pro Forma Adjusted EBITDA Ratio	4.4

        Net Debt to Adjusted EBITDA Ratio is defined as debt, reduced by cash and cash equivalents and divided by Adjusted EBITDA.

        Net Debt to Adjusted EBITDA Ratio is calculated as follows:

(dollars in millions)	Year Ended December 31, 2013
Debt	$8,392
Cash and Cash Equivalents	(631)

Net Debt	$7,761

Adjusted EBITDA	$1,624

Net Debt to Adjusted EBITDA Ratio	4.8

        Measures referred to as being calculated "on a constant currency basis" are intended to present the relevant information assuming a constant exchange rate between the two periods being compared. Such measures are calculated by applying the currency exchange rates used in the preparation of the prior period financial results to the subsequent period results.

A-2-2

Annex 3

LEVEL 3 COMMUNICATIONS, INC.
STOCK INCENTIVE PLAN

        1.    Purpose.

        The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain key employees, officers, directors, and consultants of the Company and its Affiliates and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders. The Plan authorizes the award of Stock-based incentives to Eligible Persons to encourage such persons to expend maximum effort in the creation of stockholder value.

        2.    Definitions.

        For purposes of the Plan, the following terms shall be defined as set forth below:

          (a)   "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.

          (b)   "Award" means any Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Performance Award (including any Cash Award), or other Stock-based award granted under the Plan.

          (c)   "Award Agreement" means an Option Agreement, a Restricted Stock Agreement, an RSU Agreement, an SAR Agreement, a Performance Award Agreement, or an agreement governing the grant of any other Stock-based Award granted under the Plan.

          (d)   "Board" means the Board of Directors of the Company.

          (e)   "Cash Award" means a Performance Award representing the right to receive a future cash payment, the payment of which is subject to the achievement of Performance Objectives during a Performance Period.

          (f)    "Cause" means, with respect to any Participant and in the absence of an Award Agreement or Participant Agreement otherwise defining Cause, (1) the Participant's plea of nolo contendere, conviction of or indictment for any crime (whether or not involving the Company or its Affiliates) (i) constituting a felony or (ii) that has, or could reasonably be expected to result in, an adverse effect on the performance of the Participant's duties to the Service Recipient, or otherwise has, or could reasonably be expected to result in, an adverse effect on the business or reputation of the Company or its Affiliates, (2) conduct of the Participant, in connection with his or her employment or service, that has resulted, or could reasonably be expected to result, in an adverse effect on the business or reputation of the Company or any of its Affiliates, (3) any material violation of the policies of the Company or its Affiliates, including but not limited to those relating to sexual harassment or the disclosure or misuse of confidential information, or those set forth in the manuals or statements of policy of the Company or any of its Affiliates, (4) the Participant's act(s) of gross negligence or willful misconduct in the course of his or her employment or service with the Service Recipient; (5) misappropriation by the Participant of any assets or business opportunities of the Company or any of its Affiliates; (6) embezzlement or fraud committed by the Participant, at the Participant's direction, or with the Participant's prior actual knowledge; or (7) willful neglect in the performance of the Participant's duties for the Service Recipient or willful or repeated failure or refusal to perform such duties. If, subsequent to the Termination of a Participant for any reason other than by the Service Recipient for Cause, it is discovered that the Participant's employment or service could have been terminated for Cause, such Participant's employment or service shall, at the discretion of the Committee, be deemed to have been terminated by the Service Recipient for Cause for all purposes under the Plan, and the Participant shall be required to repay to the Company all amounts received by him or her in connection with Awards following such Termination that would have been forfeited under the Plan had such Termination been by the Service Recipient for Cause. In the event that there is an Award Agreement or Participant Agreement otherwise defining Cause, "Cause" shall have the meaning provided in such agreement, and a Termination by the Service Recipient for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or Participant Agreement are complied with.

          (g)   "Change in Control" means the first of the following to occur after the Effective Date:

            (1)   a change in ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission or pursuant to a Non-Control Transaction) whereby any "person" (as defined in Section 3(a)(9) of the Exchange Act) or any two or more persons deemed to be one "person" (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), other than the Company or any of its Affiliates, an employee benefit plan sponsored or maintained by the Company or any of its Affiliates (or its related trust), or any underwriter temporarily holding securities pursuant to an offering of such securities, directly or indirectly acquire "beneficial ownership" (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company's securities eligible to vote in the election of the Board (the "Company Voting Securities");

            (2)   the date, within any consecutive twenty-four (24) month period commencing on or after the Effective Date, upon which individuals who constitute the Board as of the Effective Date (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual who becomes a director subsequent to the Effective Date whose election or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then constituting the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such individual is named as a nominee for director, without objection to such nomination) shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (including but not limited to a consent solicitation) with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board; or

            (3)   the consummation of a merger, consolidation, share exchange, or similar form of corporate transaction involving the Company or any of its Affiliates that requires the approval of the Company's stockholders (whether for such transaction or the issuance of securities in the transaction or otherwise) (a "Reorganization"), unless immediately following such Reorganization (i) more than fifty percent (50%) of the total voting power of (A) the corporation resulting from such Reorganization (the "Surviving Company") or (B) if applicable, the ultimate parent corporation that has, directly or indirectly, beneficial ownership of one hundred percent (100%) of the voting securities of the Surviving Company (the "Parent Company"), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among holders thereof immediately prior to the Reorganization, (ii) no person, other than an employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company (or its related trust), is or becomes the beneficial owner, directly or indirectly, of

A-3-2

    fifty percent (50%) or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Company, or if there is no Parent Company, the Surviving Company, and (iii) at least a majority of the members of the board of directors of the Parent Company, or if there is no Parent Company, the Surviving Company, following the consummation of the Reorganization are members of the Incumbent Board at the time of the Board's approval of the execution of the initial agreement providing for such Reorganization (any Reorganization which satisfies all of the criteria specified in (i), (ii), and (iii) above shall be a "Non-Control Transaction"); or

            (4)   the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of the Company to any "person" (as defined in Section 3(a)(9) of the Exchange Act) or to any two or more persons deemed to be one "person" (as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Company's Affiliates.

  Notwithstanding the foregoing, (x) a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of fifty percent (50%) or more of the Company Voting Securities as a result of an acquisition of Company Voting Securities by the Company that reduces the number of Company Voting Securities outstanding; provided that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control shall then occur, and (y) with respect to the payment of any amount that constitutes a deferral of compensation subject to Section 409A of the Code payable upon a Change in Control, a Change in Control shall not be deemed to have occurred, unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code.

          (h)   "Code" means the U.S. Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

          (i)    "Committee" means the Board or such other committee consisting of two or more individuals appointed by the Board to administer the Plan and each other individual or committee of individuals designated to exercise authority under the Plan.

          (j)    "Company" means Level 3 Communications, Inc., a Delaware corporation.

          (k)   "Company Voting Securities" has the meaning set forth in Section 2(g)(1) above.

          (l)    "Corporate Event" has the meaning set forth in Section 11(b) below.

          (m)  "Data" has the meaning set forth in Section 21(e) below.

          (n)   "Disability" means, in the absence of an Award Agreement or Participant Agreement otherwise defining Disability, the permanent and total disability of such Participant within the meaning of Section 22(e)(3) of the Code. In the event that there is an Award Agreement or Participant Agreement defining Disability, "Disability" shall have the meaning provided in such Award Agreement or Participant Agreement.

          (o)   "Disqualifying Disposition" means any disposition (including any sale) of Stock acquired upon the exercise of an Incentive Stock Option made within the period that ends either (i) two years after the date on which the Participant was granted the Incentive Stock Option or (ii) one year after the date upon which the Participant acquired the Stock.

          (p)   "Effective Date" means [    •    ], 2015, which is the date on which the Plan was first approved by the Company's stockholders.

A-3-3

          (q)   "Eligible Person" means (1) each employee and officer of the Company or of any of its Affiliates, including each such employee and officer who may also be a director of the Company or any of its Affiliates, (2) each non-employee director of the Company or any of its Affiliates, (3) each other natural person who provides substantial services to the Company or any of its Affiliates as a consultant or advisor and who is designated as eligible by the Committee, and (4) each natural person who has been offered employment by the Company or any of its Affiliates; provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment or service with the Company or its Affiliates; provided further, however, that (i) with respect to any Award that is intended to qualify as a "stock right" that does not provide for a "deferral of compensation" within the meaning of Section 409A of the Code, the term Affiliate as used in this Section 2(q) shall include only those corporations or other entities in the unbroken chain of corporations or other entities beginning with the Company where each of the corporations in the unbroken chain other than the last corporation owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, and (ii) with respect to any Award that is intended to qualify as an Incentive Stock Option, the term "Affiliate" as used in this Section 2(q) shall include only those entities that qualify as a "subsidiary corporation" with respect to the Company within the meaning of Code Section 424(f). An employee on an approved leave of absence may be considered as still in the employ of the Company or its Affiliates for purposes of eligibility for participation in the Plan.

          (r)    "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules and regulations thereunder and successor provisions and rules and regulations thereto.

          (s)   "Expiration Date" means the date upon which the term of an Option or Stock Appreciation Right expires, as determined under Section 5(b) or 8(b) hereof, as applicable.

          (t)    "Fair Market Value" means, as of any date when the Stock is listed on one or more national securities exchanges, the closing price reported on the principal national securities exchange on which such Stock is listed and traded on the date of determination, or if the closing price is not reported on such date of determination, the closing price on the most recent date on which such closing price is reported. If the Stock is not listed on a national securities exchange, the Fair Market Value shall mean the amount determined by the Board in good faith, and in a manner consistent with Section 409A of the Code, to be the fair market value per share of Stock.

          (u)   "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (v)   "Incumbent Board" shall have the meaning set forth in Section 2(f)(2) hereof.

          (w)  "Non-Control Transaction" has the meaning set forth in Section 2(g)(3) above.

          (x)   "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (y)   "Option" means a conditional right, granted to a Participant under Section 5 hereof, to purchase Stock at a specified price during a specified time period.

          (z)   "Option Agreement" means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual Option grant.

          (aa) "Parent Company" has the meaning set forth in Section 2(g)(3) above.

A-3-4

          (bb) "Participant" means an Eligible Person who has been granted an Award under the Plan, or if applicable, such other Person who holds an Award.

          (cc) "Participant Agreement" means (i) an employment or services agreement between a Participant and the Service Recipient that describes the terms and conditions of such Participant's employment or service with the Service Recipient and is effective as of the date of determination or (ii) the Level 3 Communications, Inc. Key Executive Severance Plan, as amended from time to time, with respect to those Participants participating in such plan as of the date of determination.

          (dd) "Performance Award" means an Award granted to a Participant under Section 9 hereof, which Award is subject to the achievement of Performance Objectives during a Performance Period. A Performance Award shall be designated as a "Performance Share," a "Performance Unit" or a "Cash Award" at the time of grant.

          (ee) "Performance Award Agreement" means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual Performance Award grant.

          (ff)   "Performance Objectives" means the performance objectives established pursuant to this Plan for Participants who have received Performance Awards.

          (gg) "Performance Period" means the period designated for the achievement of Performance Objectives.

          (hh) "Performance Share" means a Performance Award denominated in shares of Stock which may be earned in whole or in part based upon the achievement of Performance Objectives during a Performance Period.

            (ii)  "Performance Unit" means a Performance Award which may be earned in whole or in part based upon the achievement of Performance Objectives during a Performance Period.

          (jj)    "Person" means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity.

          (kk) "Plan" means this Level 3 Communications, Inc. Stock Incentive Plan, as may be amended from time to time.

          (ll)    "Prior Plan" means the Level 3 Communications, Inc. Stock Plan, as amended.

          (mm)  "Qualified Member" means a member of the Committee who is a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3) under Section 162(m) of the Code.

          (nn) "Qualified Performance-Based Award" means an Option, Stock Appreciation Right, or Performance Award that is intended to qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

          (oo) "Qualifying Committee" has the meaning set forth in Section 3(b) hereof.

          (pp) "Reorganization" has the meaning set forth in 2(g)(3) above.

          (qq) "Restricted Stock" means Stock granted to a Participant under Section 6 hereof that is subject to certain restrictions and to a risk of forfeiture.

          (rr)   "Restricted Stock Agreement" means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual Restricted Stock grant.

A-3-5

          (ss) "Restricted Stock Unit" means a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee) on a specified settlement date.

          (tt)   "RSU Agreement" means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual grant of Restricted Stock Units.

          (uu) "SAR Agreement" means a written agreement (including an electronic writing to the extent permitted by applicable law) between the Company and a Participant evidencing the terms and conditions of an individual grant of Stock Appreciation Rights.

          (vv) "Securities Act" means the U.S. Securities Act of 1933, as amended from time to time, including rules and regulations thereunder and successor provisions and rules and regulations thereto.

          (ww)  "Service Recipient" means, with respect to a Participant holding a given Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.

          (xx) "Stock" means the Company's common stock, par value $0.01 per share, and such other securities as may be substituted for such stock pursuant to Section 11 hereof.

          (yy) "Stock Appreciation Right" means a conditional right to receive an amount equal to the value of the appreciation in the Stock over a specified period. Except in the event of extraordinary circumstances, as determined in the sole discretion of the Committee, or pursuant to Section 11(b) below, Stock Appreciation Rights shall be settled in Stock.

          (zz) "Surviving Company" has the meaning set forth in Section 2(g)(3) above.

          (aaa)  "Termination" means the termination of a Participant's employment or service, as applicable, with the Service Recipient; provided, however, that, if so determined by the Committee at the time of any change in status in relation to the Service Recipient (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed a Termination hereunder. Unless otherwise determined by the Committee, in the event that any Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant's employment or service is transferred to another entity that would constitute a Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction. Notwithstanding anything herein to the contrary, a Participant's change in status in relation to the Service Recipient (for example, a change from employee to consultant) shall not be deemed a Termination hereunder with respect to any Awards constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination unless such change in status constitutes a "separation from service" within the meaning of Section 409A of the Code. Any payments in respect of an Award constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination shall be delayed for such period as may be necessary to meet the requirements of Section 409A(a)(2)(B)(i) of the Code. On the first business day following the expiration of such period, the Participant shall be paid, in a single lump sum without interest, an amount equal to the aggregate amount of all payments delayed pursuant to the preceding sentence, and any remaining payments not so delayed shall continue to be paid pursuant to the payment schedule applicable to such Award.

A-3-6

        3.    Administration.

          (a)    Authority of the Committee.    Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (1) select Eligible Persons to become Participants, (2) grant Awards, (3) determine the type, number of shares of Stock subject to, other terms and conditions of, and all other matters relating to, Awards, (4) prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, (5) construe and interpret the Plan and Award Agreements and correct defects, supply omissions, and reconcile inconsistencies therein, (6) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time or such shorter period required by, or necessary to comply with, applicable law, (7) the ability to accelerate the vesting of any outstanding Award at any time and for any reason; and (8) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any action of the Committee shall be final, conclusive, and binding on all persons, including, without limitation, the Company, its stockholders and Affiliates, Eligible Persons, Participants, and beneficiaries of Participants. For the avoidance of doubt, the Board shall have the authority to take all actions under the Plan that the Committee is permitted to take.

          (b)    Manner of Exercise of Committee Authority.    At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to a Qualified Performance-Based Award or relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, must be taken by the remaining members of the Committee or a subcommittee of the Board, composed solely of two or more Qualified Members (a "Qualifying Committee"). Any action authorized by such a Qualifying Committee shall be deemed the action of the Committee for purposes of the Plan. The express grant of any specific power to the Qualifying Committee, and the taking of any action by the Qualifying Committee, shall not be construed as limiting any power or authority of the Committee.

          (c)    Delegation.    To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions under the Plan, including, but not limited to, administrative functions, as the Committee may determine appropriate. Any action taken by a delegate pursuant to the immediately preceding sentence shall be deemed the action of the Committee for purposes of the Plan. The Committee may appoint agents to assist it in administering the Plan. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any Eligible Person who is not an employee of the Company or any of its Affiliates (including any non-employee director of the Company or any Affiliate) or to any Eligible Person who is subject to Section 16 of the Exchange Act or is to be granted a Qualifying Performance-Based Award must be expressly approved by the Committee or Qualifying Committee in accordance with subsection (b) above.

          (d)    Section 409A.    All Awards made under the Plan that are intended to be "deferred compensation" subject to Section 409A shall be interpreted, administered and construed to comply with Section 409A, and all Awards made under the Plan that are intended to be exempt from Section 409A shall be interpreted, administered and construed to comply with and preserve such exemption. The Committee shall have full authority to give effect to the intent of the foregoing sentence. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the Plan and a provision of any Award or Award

A-3-7

  Agreement with respect to an Award, the Plan shall govern. Notwithstanding the foregoing, neither the Company nor the Committee shall have any liability to any person in the event Section 409A applies to any Award in a manner that results in adverse tax consequences for the Participant or any of his or her beneficiaries or transferees.

        4.    Shares Available Under the Plan.

          (a)    Number of Shares Available for Delivery.    Subject to adjustment as provided in Section 11 hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall equal the sum of (1) 14,000,000, (2) the number of shares of Stock authorized for issuance or transfer under the Prior Plan that are not subject to awards outstanding or previously exercised or settled as of the Effective Date, and (3) to the extent that an award outstanding under the Prior Plan as of the Effective Date expires or is canceled, forfeited, settled in cash, or otherwise terminated without a delivery to the grantee of the full number of shares to which the award related, the number of shares that are undelivered. For the avoidance of doubt, no new awards will be granted pursuant to the Prior Plan or the tw telecom, inc. Amended and Restated 2000 Employee Stock Plan from and after the Effective Date. Shares of Stock delivered under the Plan shall consist of authorized and unissued shares or previously issued shares of Stock reacquired by the Company on the open market or by private purchase. Notwithstanding the foregoing, the number of shares of Stock available for issuance hereunder shall not be reduced by shares issued pursuant to Awards issued or assumed in connection with a merger or acquisition as contemplated by NYSE Listed Company Manual Section 303A.08 or other applicable stock exchange rules, and their respective successor rules and listing exchange promulgations.

          (b)    Share Counting Rules.    The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double-counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. To the extent that an Award expires or is canceled, forfeited, settled in cash, or otherwise terminated without a delivery to the Participant of the full number of shares of Stock to which the Award related, the undelivered shares of Stock will again be available for grant. Shares of Stock withheld in payment of the exercise price or taxes relating to an Award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall be deemed to constitute shares delivered to the Participant and shall not again be available for Awards under the Plan. For the avoidance of doubt, with respect to Stock Appreciation Rights, when a Stock-settled Stock Appreciation Rights is exercised, the shares of Stock subject to a SAR Agreement shall be counted against the shares of Stock available for issuance as one (1) share of Stock for every share of Stock subject thereto, regardless of the number of shares of Stock used to settle the Stock Appreciation Right upon exercise.

          (c)    162(m) Limitation; Incentive Stock Options.

            (1)   Notwithstanding anything to the contrary herein, during any time that the Company is subject to Section 162(m) of the Code, the maximum number of shares of Stock with respect to which Options, Stock Appreciation Rights, and Performance Awards, in each case and to the extent intended to qualify as a Qualified Performance-Based Award, may be granted to any individual in any one calendar year shall not exceed 3,000,000 (subject to adjustment as provided in Section 11 hereof). The maximum value of the aggregate payment that any individual may receive with respect to a Qualified Performance-Based Award that is valued in dollars in respect of any annual Performance Period is $10,000,000, and for any Performance Period in excess of one (1) year, such amount multiplied by a fraction, the numerator of which is the number of months in the Performance Period and the

A-3-8

    denominator of which is twelve (12). No Qualified Performance-Based Awards may be granted hereunder following the first (1st) meeting of the Company's stockholder that occurs in the fifth (5th) year following the year in which the Company's stockholders most recently approved the terms of the Plan for purposes of satisfying the "qualified performance-based compensation" exemption under Section 162(m)(4)(C) of the Code.

            (2)   All shares of Stock reserved for issuance hereunder may be issued or transferred upon exercise or settlement of Incentive Stock Options.

        5.    Options.

          (a)    General.    Certain Options granted under the Plan are intended to qualify as Incentive Stock Options. Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may be granted only to Eligible Persons who are employees of the Company or an Affiliate (as such definition is limited pursuant to Section 2(q) above) of the Company. The provisions of separate Options shall be set forth in separate Option Agreements, which agreements need not be identical.

          (b)    Term.    The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted.

          (c)    Exercise Price.    The exercise price per share of Stock for each Option shall be set by the Committee at the time of grant; provided, however, the applicable exercise price per share of Stock shall not be less than the Fair Market Value on the date of grant, subject to subsection (g) below in the case of any Incentive Stock Option.

          (d)    Payment for Stock.    Payment for shares of Stock acquired pursuant to Options granted hereunder shall be made in full upon exercise of an Option (1) in immediately available funds in United States dollars, or by certified or bank cashier's check, (2) by delivery of shares of Stock having a value equal to the exercise price, (3) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with shares of Stock subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell shares of Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company's withholding obligations, or (4) by any other means approved by the Committee (including, by delivery of a notice of "net exercise" to the Company, pursuant to which the Participant shall receive the number of shares of Stock underlying the Option so exercised reduced by the number of shares of Stock equal to the aggregate exercise price of the Option divided by the Fair Market Value on the date of exercise). Anything herein to the contrary notwithstanding, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available.

          (e)    Vesting.    Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an Option Agreement. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant's Termination for any reason. If an Option is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Option expires.

A-3-9

          (f)    Termination of Employment or Service.    Except as provided by the Committee in an Option Agreement, Participant Agreement or otherwise:

            (1)   In the event of a Participant's Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant's death or Disability, (A) all vesting with respect to such Participant's outstanding Options shall cease, (B) all of such Participant's outstanding unvested Options shall terminate as of the date of such Termination, and (C) each of such Participant's outstanding vested Options shall terminate on the earlier of the applicable Expiration Date and the date that is ninety (90) days after the date of such Termination.

            (2)   In the event of a Participant's Termination prior to the applicable Expiration Date by reason of such Participant's death or Disability, (i) all vesting with respect to such Participant's outstanding Options shall cease, (ii) all of such Participant's outstanding unvested Options shall expire as of the date of such Termination, and (iii) each of such Participant's outstanding vested Options shall terminate on the earlier of the applicable Expiration Date and the date that is twelve (12) months after the date of such Termination. In the event of a Participant's death, such Participant's Options shall remain exercisable by the person or persons to whom a Participant's rights under the Options pass by will or by the applicable laws of descent and distribution until their expiration, but only to the extent that the Options were vested by such Participant at the time of such Termination.

            (3)   In the event of a Participant's Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant's outstanding Options (whether or not vested) shall immediately expire as of the date of such Termination.

          (g)    Special Provisions Applicable to Incentive Stock Options.

            (1)   No Incentive Stock Option may be granted to any Eligible Person who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such Incentive Stock Option (i) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such Option and (ii) cannot be exercised more than five (5) years after the date it is granted.

            (2)   To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

            (3)   Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.

        6.    Restricted Stock.

          (a)    General.    Restricted Stock may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Awards of Restricted Stock shall be set forth in separate Restricted Stock Agreements, which agreements need not be identical. Subject to the restrictions set forth in Section 6(b), and except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. Unless otherwise set forth in a Participant's Restricted

A-3-10

  Stock Agreement, cash dividends and stock dividends, if any, with respect to the Restricted Stock shall be withheld by the Company for the Participant's account, and shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which such dividends relate. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

          (b)    Vesting and Restrictions on Transfer.    Restricted Stock shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a Restricted Stock Agreement. Unless otherwise specifically determined by the Committee, the vesting of an Award of Restricted Stock shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant's Termination for any reason. In addition to any other restrictions set forth in a Participant's Restricted Stock Agreement, until such time as the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock.

          (c)    Termination of Employment or Service.    Except as provided by the Committee in a Restricted Stock Agreement, Participant Agreement or otherwise, in the event of a Participant's Termination for any reason prior to the time that such Participant's Restricted Stock has vested, (1) all vesting with respect to such Participant's Restricted Stock shall cease, and (2) as soon as practicable following such Termination, the Company shall repurchase from the Participant, and the Participant shall sell, all of such Participant's unvested shares of Restricted Stock at a purchase price equal to the original purchase price paid for the Restricted Stock, or if the original purchase price is equal to zero dollars ($0), such unvested shares of Restricted Stock shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.

        7.    Restricted Stock Units.

          (a)    General.    Restricted Stock Units may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Restricted Stock Units shall be set forth in separate RSU Agreements, which agreements need not be identical.

          (b)    Vesting.    Restricted Stock Units shall vest in such manner, on such date or dates, or upon such conditions, in each case as may be determined by the Committee and set forth in an RSU Agreement. Unless otherwise specifically determined by the Committee, the vesting of a Restricted Stock Unit shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant's Termination for any reason.

          (c)    Delivery of Stock.    Restricted Stock Units shall be subject to a deferral period as set forth in the applicable RSU Agreement, which may or may not coincide with the vesting period, as determined by the Committee in its discretion. Delivery of Stock, cash, or property, as determined by the Committee, will occur upon a specified delivery date or dates upon the expiration of the deferral period specified for the Restricted Stock Units in the RSU Agreement. Unless otherwise set forth in a Participant's RSU Agreement, a Participant shall not be entitled to dividends, if any, with respect to Restricted Stock Units prior to the actual delivery of shares of Stock.

          (d)    Termination of Employment or Service.    Except as provided by the Committee in an RSU Agreement, Participant Agreement or otherwise, in the event of a Participant's Termination for any reason prior to the time that such Participant's Restricted Stock Units have been settled,

A-3-11

  (1) all vesting with respect to such Participant's Restricted Stock Units shall cease, (2) each of such Participant's outstanding unvested Restricted Stock Units shall be forfeited for no consideration as of the date of such Termination, and (3) any shares remaining undelivered with respect to vested Restricted Stock Units then held by such Participant shall be delivered on the delivery date or dates specified in the RSU Agreement.

        8.    Stock Appreciation Rights.

          (a)    General.    Stock Appreciation Rights may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Stock Appreciation Rights shall be set forth in separate SAR Agreements, which agreements need not be identical.

          (b)    Term.    The term of each Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, that no Stock Appreciation Right granted hereunder shall be exercisable after the expiration of ten (10) years from the date it was granted.

          (c)    Base Price.    The base price per share of Stock for each Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, the applicable base price per share shall not be less than the Fair Market Value on the date of grant.

          (d)    Vesting.    Stock Appreciation Rights shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a SAR Agreement. Unless otherwise specifically determined by the Committee, the vesting of a Stock Appreciation Right shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant's Termination for any reason. If a Stock Appreciation Right is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Stock Appreciation Right expires.

          (e)    Payment upon Exercise.    Payment upon exercise of a Stock Appreciation Right may be made in cash, Stock, or property as specified in the SAR Agreement or determined by the Committee, in each case having a value in respect of each share of Stock underlying the portion of the Stock Appreciation Right so exercised, equal to the difference between the base price of such Stock Appreciation Right and the Fair Market Value of one (1) share of Stock on the exercise date. For purposes of clarity, each share of Stock to be issued in settlement of a Stock Appreciation Right is deemed to have a value equal to the Fair Market Value of one (1) share of Stock on the exercise date. In no event shall fractional shares be issuable upon the exercise of a Stock Appreciation Right, and in the event that fractional shares would otherwise be issuable, the number of shares issuable will be rounded down to the next lower whole number of shares, and the Participant will be entitled to receive a cash payment equal to the value of such fractional share.

          (f)    Termination of Employment or Service.    Except as provided by the Committee in a SAR Agreement, Participant Agreement or otherwise:

            (1)   In the event of a Participant's Termination for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant's death or Disability, (A) all vesting with respect to such Participant's outstanding Stock Appreciation Rights shall cease, (B) each of such Participant's outstanding unvested Stock Appreciation Rights shall expire as of the date of such Termination, and (C) each of such Participant's outstanding vested Stock Appreciation Rights shall remain exercisable until the earlier of the applicable Expiration Date and the date that is ninety (90) days after the date of such Termination.

A-3-12

            (2)   In the event of a Participant's Termination by reason of such Participant's death or Disability, (i) all vesting with respect to such Participant's outstanding Stock Appreciation Rights shall cease, (ii) each of such Participant's outstanding unvested Stock Appreciation Rights shall expire as of the date of such Termination, and (iii) each of such Participant's outstanding vested Stock Appreciation Rights shall remain exercisable until the earlier of the applicable Expiration Date and the date that is twelve (12) months after the date of such Termination. In the event of a Participant's death, such Participant's Stock Appreciation Rights shall remain exercisable by the person or persons to whom a Participant's rights under the Stock Appreciation Rights pass by will or by the applicable laws of descent and distribution until their expiration, but only to the extent that the Stock Appreciation Rights were vested by such Participant at the time of such Termination.

            (3)   In the event of a Participant's Termination by the Service Recipient for Cause, all of such Participant's outstanding Stock Appreciation Rights (whether or not vested) shall immediately expire as of the date of such Termination.

        9.    Performance Awards.

          (a)    General.    Performance Awards may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Performance Awards, including the determination of the Committee with respect to the form of payout of Performance Awards, shall be set forth in separate Performance Award Agreements, which agreements need not be identical.

          (b)    Value of Performance Awards.    Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of the Stock on the date of grant. Each Performance Award Agreement in respect of any Cash Award shall specify the dollar amount payable under the Cash Award, which may include a target, threshold or maximum amount payable, and any formula for determining such. In addition to any other non-performance terms included in the Performance Award Agreement, the Committee shall set the applicable Performance Objectives in its discretion, which objectives, depending on the extent to which they are met, will determine the value and number of Performance Units or Performance Shares, or the value of the Cash Award, as the case may be, that will be paid out to the Participant. With respect to Qualified Performance-Based Awards, the Committee shall establish the applicable Performance Objectives in writing not later than ninety (90) days after the commencement of the Performance Period or, if earlier, the date as of which twenty-five percent (25%) of the Performance Period has elapsed.

          (c)    Earning of Performance Awards.    Upon the expiration of the applicable Performance Period or other non-performance-based vesting period, if longer, the holder of a Performance Award shall be entitled to receive the following payouts: (1) if the holder holds Performance Units or Performance Shares, payout on the value and number of the applicable Performance Units or Performance Shares earned by the Participant over the Performance Period, or (2) if the holder holds a Cash Award, payout on the value of the Cash Award earned by the Participant over the Performance Period, in any case, to be determined as a function of the extent to which the corresponding Performance Objectives have been achieved and any other non-performance-based terms met. No payment shall be made with respect to a Qualified Performance-Based Award prior to certification by the Committee that the Performance Objectives have been attained.

          (d)    Form and Timing of Payment of Performance Awards.    Payment of earned Performance Awards shall be as determined by the Committee and as evidenced in the Performance Award Agreement. Subject to the terms of the Plan, the Committee, in its sole

A-3-13

  discretion, may pay earned Performance Units and Performance Shares in the form of cash, Stock, or other Awards (or in a combination thereof) equal to the value of the earned Performance Units or Performance Shares, as the case may be, at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Unless otherwise determined by the Committee, earned Cash Awards shall be paid in cash. Any cash, Stock, or other Awards issued in connection with a Performance Award may be issued subject to any restrictions deemed appropriate by the Committee. Notwithstanding the satisfaction of any completion of any Performance Objectives, the number of shares of Stock, cash or other benefits granted, earned, issued, retainable and/or vested under a Performance Award on account of the satisfaction of Performance Objectives thereunder may be reduced by the Committee on the basis of such further considerations as the Committee, in its sole discretion, shall determine.

          (e)    Termination of Employment or Service.    Except as provided by the Committee in a Performance Award Agreement, Participant Agreement or otherwise, if, prior to the time that the applicable Performance Period has expired, a Participant undergoes a Termination for any reason, all of such Participant's Performance Awards shall be forfeited by the Participant to the Company for no consideration.

          (f)    Performance Objectives.

            (1)   Each Performance Award shall specify the Performance Objectives that must be achieved before such Award shall become earned. The Company may also specify a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

            (2)   Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of an individual Participant, the specific Service Recipient, or a division, department, region or function within the Company or the Service Recipient. Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by comparison to a group of peer companies or to a financial market index. With respect to Qualified Performance-Based Awards, Performance Objectives shall be limited to specified levels of or increases in one or more of the following (alone or in combination with any other criterion, whether gross or net, before or after taxes, and/or before or after adjustments, as determined by the Committee): (i) earnings, including net earnings, total earnings, operating earnings, earnings growth, operating income, earnings before or after taxes, earnings before or after interest, depreciation, amortization, or extraordinary or special items or book value per share (which may exclude nonrecurring items); (ii) pre-tax income or after-tax income; (iii) earnings per share (basic or diluted); (iv) operating profit; (v) revenue, revenue growth, or rate of revenue growth; (vi) return on assets (gross or net), return on investment, return on capital, return on equity, financial return ratios, or internal rates of return; (vii) returns on sales or revenues; (viii) operating expenses; (ix) stock price appreciation; (x) cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (discounted or otherwise), net cash provided by operations or cash flow in excess of cost of capital, working capital turnover; (xi) implementation or completion of critical projects or processes; (xii) economic value created; (xiii) balance sheet measurements (including, but not limited to, receivable turnover); (xiv) cumulative earnings per share growth; (xv) operating margin, profit margin, or gross margin; (xvi) stock price or total stockholder return; (xvii) cost or expense targets, reductions and savings, productivity and efficiencies; (xviii) sales or sales growth; (xix) economic value added; (xx) earnings measures/ratios;

A-3-14

    (xxi) inventory turns; (xxii) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, market share, geographic business expansion, customer satisfaction, employee satisfaction, human resources management, supervision of litigation, information technology, and goals relating to acquisitions, divestitures, joint ventures, and similar transactions, and budget comparisons; (xxiii) increase in the fair market value per share; and (xxiv) personal professional objectives, including any of the foregoing performance goals, the implementation of policies and plans, the negotiation of transactions, the development of long term business goals, the formation of joint ventures, research or development collaborations, and the completion of other corporate transactions. Performance Objectives may be established on a Company-wide basis, project or geographical basis or, as the context permits, with respect to one or more business units, divisions, lines of business, subsidiaries, products, or other operational units or administrative departments of the Company (or in combination thereof) or may be related to the performance of an individual Participant and may be expressed in absolute terms, or relative or comparative to (A) current internal targets or budgets, (B) the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units), (C) the performance of one or more similarly situated companies, (D) the performance of an index covering multiple companies, or (E) other external measures of the selected performance criteria. Performance Objectives may be in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

            (3)   The Committee shall adjust Performance Objectives and the related acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the applicable date of grant of a Performance Award that are unrelated to the performance of the Company or Participant and result in a distortion of the Performance Objectives or the related acceptable level of achievement. Potential transactions or events giving rise to adjustment include, but are not limited to, (i) restructurings, discontinued operations, extraordinary items or events (including, without limitation, material acquisitions or divestitures), and other unusual or nonrecurring charges or events; (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management; and (iii) a change in tax law or accounting standards required by generally accepted accounting principles. Notwithstanding the foregoing, except as otherwise determined by the Committee, no adjustment shall be made if the effect would be to cause a Qualified Performance-Based Award to fail to qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code. In addition, with respect to Qualified Performance-Based Awards, the Committee may, in its discretion, reduce or eliminate the amount payable to any Participant pursuant thereto, in each case based upon such factors as the Committee may deem relevant, but shall not increase the amount payable to any Participant pursuant thereto for any Performance Period.

        10.    Other Stock-Based Awards.

        The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based upon or related to Stock, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Stock as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer), and may grant other awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under this Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award Agreements, which agreements need not be identical.

A-3-15

        11.    Adjustment for Recapitalization, Merger, etc.

          (a)    Capitalization Adjustments.    The aggregate number of shares of Stock that may be granted or purchased pursuant to Awards (as set forth in Section 4 above), the number of shares of Stock covered by each outstanding Award, and the price per share of Stock underlying each such Award shall be equitably and proportionally adjusted or substituted, as determined by the Committee, in its sole discretion, as to the number, price, or kind of a share of Stock or other consideration subject to such Awards (1) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event); (2) in connection with any extraordinary dividend declared and paid in respect of shares of Stock, whether payable in the form of cash, stock, or any other form of consideration; or (3) in the event of any change in applicable laws or circumstances that results in or could result in, in either case, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants in the Plan.

          (b)    Corporate Events.    No Award Agreement shall provide for acceleration of vesting upon the occurrence of a Corporate Event without a contemporaneous or subsequent Termination. Notwithstanding the foregoing, in connection with (i) a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation, (ii) a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation or other property or cash, (iii) a Change in Control, or (iv) the reorganization, dissolution or liquidation of the Company (each, a "Corporate Event"), the Committee may, in its discretion, provide for any one or more of the following:

            (1)   The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case the Awards shall be subject to the adjustment set forth in subsection (a) above, and to the extent that such Awards are Performance Awards or other Awards that vest subject to the achievement of Performance Objectives or similar performance criteria, such Performance Objectives or similar performance criteria shall be adjusted appropriately to reflect the Corporate Event;

            (2)   The acceleration of vesting of any or all Awards, subject to the consummation of such Corporate Event, with any Performance Awards or other Awards that vest subject to the achievement of Performance Objectives or similar performance criteria deemed earned at (i) actual level of performance achieved, pro-rated for the actual Performance Period completed, (ii) the target level, or the (iii) maximum level, in each case, as determined by the Committee in its sole discretion, with respect to all unexpired Performance Periods;

            (3)   The cancellation of any or all Awards (whether vested or unvested) as of the consummation of such Corporate Event, together with the payment to the Participants holding vested Awards (including any Awards that would vest upon the Corporate Event but for such cancellation) so canceled of an amount in respect of cancellation equal to the amount payable pursuant to any Cash Award or, with respect to other Awards, an amount based upon the per-share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options, Stock Appreciation Rights, and other Awards subject to exercise, the applicable exercise or base price; provided, however, that holders of Options, Stock Appreciation Rights, and other Awards subject to exercise shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise or base price is greater than zero dollars ($0),

A-3-16

    and to the extent that the per-share consideration is less than or equal to the applicable exercise or base price, such Awards shall be canceled for no consideration;

            (4)   The cancellation of any or all Options, Stock Appreciation Rights and other Awards subject to exercise (whether vested or unvested) as of the consummation of such Corporate Event; provided, that, all Options, Stock Appreciation Rights and other Awards to be so cancelled pursuant to this paragraph (4) shall first become exercisable for a period of at least ten (10) days prior to such Corporate Event, with any exercise during such period of any unvested Options, Stock Appreciation Rights or other Awards to be (A) contingent upon and subject to the occurrence of the Corporate Event, and (B) effectuated by such means as are approved by the Committee; and

            (5)   The replacement of any or all Awards (other than Awards that are intended to qualify as "stock rights" that do not provide for a "deferral of compensation" within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced and payment to be made within thirty (30) days of the applicable vesting date.

  Payments to holders pursuant to paragraph (3) above shall be made in cash or, in the sole discretion of the Committee and, to the extent applicable, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time (less any applicable exercise or base price). In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this subsection (b), the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his or her Awards, (B) bear such Participant's pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, and (C) deliver customary transfer documentation as reasonably determined by the Committee.

  The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.

          (c)    Fractional Shares.    Any adjustment provided under this Section 11 may, in the Committee's discretion, provide for the elimination of any fractional share that might otherwise become subject to an Award.

        12.    Use of Proceeds.

        The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.

        13.    Rights and Privileges as a Stockholder.

        Except as otherwise specifically provided in the Plan, no person shall be entitled to the rights and privileges of Stock ownership in respect of shares of Stock that are subject to Awards hereunder until such shares have been issued to that person.

A-3-17

        14.    Transferability of Awards.

        Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, and to the extent subject to exercise, Awards may not be exercised during the lifetime of the grantee other than by the grantee. Notwithstanding the foregoing, except with respect to Incentive Stock Options, Awards and a Participant's rights under the Plan shall be transferable for no value to the extent provided in an Award Agreement or otherwise determined at any time by the Committee.

        15.    Employment or Service Rights.

        No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for the grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate of the Company.

        16.    Compliance with Laws.

        The obligation of the Company to deliver Stock upon issuance, vesting, exercise, or settlement of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award unless such shares have been properly registered for sale with the Securities and Exchange Commission pursuant to the Securities Act (or with a similar non-United States regulatory agency pursuant to a similar law or regulation) or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock to be issued upon exercise or settlement of Awards. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

        17.    Withholding Obligations.

        As a condition to the issuance, vesting, exercise, or settlement of any Award (or upon the making of an election under Section 83(b) of the Code), the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the minimum amount of all federal, state, and local income and other taxes of any kind required or permitted to be withheld in connection with such issuance, vesting, exercise, or settlement (or election). The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements, and such shares shall be valued at their Fair Market Value as of the issuance, vesting, exercise, or settlement date of the Award, as applicable; provided, however, that the aggregate Fair Market Value of the number of shares of Stock that may be used to satisfy tax withholding requirements may not exceed the minimum statutorily required withholding amount with respect to such Award.

A-3-18

        18.    Amendment of the Plan or Awards.

          (a)    Amendment of Plan.    The Board or the Committee may amend the Plan at any time and from time to time.

          (b)    Amendment of Awards.    The Board or the Committee may amend the terms of any one or more Awards at any time and from time to time.

          (c)    Addenda.    The Board may approve such addenda to the Plan as it may consider necessary or appropriate for the purpose of granting Awards to Eligible Persons, which Awards may contain such terms and conditions as the Board deems necessary or appropriate to accommodate differences in local law, tax policy or custom, which, if so required under applicable laws, may deviate from the terms and conditions set forth in the Plan. The terms of any such addenda shall supersede the terms of the Plan to the extent necessary to accommodate such differences but shall not otherwise affect the terms of the Plan as in effect for any other purpose.

          (d)    Stockholder Approval; No Material Impairment.    Notwithstanding subsection (a) or (b) above, or any other provision of the Plan, no amendment to the Plan or any Award shall be effective without stockholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Stock is listed. Additionally, no amendment to the Plan or any Award shall materially impair a Participant's rights under any Award unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 11 hereof, shall constitute an amendment to the Plan or an Award for such purpose). Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant's consent, the Board or the Committee may amend the terms of the Plan or any one or more Awards from time to time as necessary to bring such Awards into compliance with applicable law, including, without limitation, Section 409A of the Code.

          (e)    No Repricing of Awards Without Stockholder Approval.    The repricing of Awards shall not be permitted without stockholder approval. For this purpose, a "repricing" means any of the following (or any other action that has the same effect as any of the following): (1) changing the terms of an Award to lower its exercise or base price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 11 hereof), (2) any other action that is treated as a repricing under generally accepted accounting principles, and (3) repurchasing for cash or canceling an Award in exchange for another Award at a time when its exercise or base price is greater than the Fair Market Value of the underlying Stock, unless the cancellation and exchange occurs in connection with an event set forth in Section 11 hereof.

        19.    Termination or Suspension of the Plan.

        The Board or the Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the Effective Date, or, if later, the tenth (10th) anniversary of any amendment and/or restatement of the Plan that is approved by the Company's stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan shall remain in effect for the purpose of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, or otherwise canceled, or earned, exercised, settled, or otherwise paid out, in accordance with their terms.

A-3-19

        20.    Effective Date of the Plan.

        The Plan is effective as of the Effective Date.

        21.    Miscellaneous.

          (a)    Certificates.    Stock acquired pursuant to Awards granted under the Plan may be evidenced in such a manner as the Committee shall determine. If certificates representing Stock are registered in the name of the Participant, the Committee may require that (1) such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Stock, (2) the Company retain physical possession of the certificates, and (3) the Participant deliver a stock power to the Company, endorsed in blank, relating to the Stock. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Stock shall be held in book-entry form rather than delivered to the Participant pending the release of any applicable restrictions.

          (b)    Corporate Action Constituting Grant of Awards.    Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares of Stock) that are inconsistent with those in the Award Agreement as a result of a clerical error in connection with the preparation of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.

          (c)    Gross-Up Prohibition.    No Award Agreement shall provide for the Company to reimburse (or "gross-up") any Award to satisfy tax obligations, including, without limitation, any excise tax imposes pursuant to Section 4999 of the Code or any penalty tax imposed by Section 409A of the Code.

          (d)    Clawback/Recoupment Policy.    Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board (or a committee or subcommittee of the Board) and, in each case, as may be amended from time to time. No such policy, adoption, or amendment shall in any event require the prior consent of any Participant. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for "good reason" or "constructive termination" (or similar term) under any agreement with the Company or any of its Affiliates.

          (e)    Data Privacy.    As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant's participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant's name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the "Data"). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant's participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the

A-3-20

  Company in the implementation, administration, and management of the Plan and Awards and the Participant's participation in the Plan. Recipients of the Data may be located in the Participant's country or elsewhere, and the Participant's country and any given recipient's country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant's participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant's participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant's eligibility to participate in the Plan, and in the Committee's discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

          (f)    Participants Outside of the United States.    The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident, or is primarily employed or providing services, outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed or providing services, or so that the value and other benefits of the Award to the Participant, as affected by non-United States tax laws and other restrictions applicable as a result of the Participant's residence, employment, or providing services abroad, shall be comparable to the value of such Award to a Participant who is a resident, or is primarily employed or providing services, in the United States. An Award may be modified under this Section 22(e)21(e) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified. Additionally, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are non-United States nationals or are primarily employed or providing services outside the United States.

          (g)    Change in Time Commitment.    In the event a Participant's regular level of time commitment in the performance of his or her services for the Company or any member of the Company Group is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares of Stock subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

          (h)    No Liability of Committee Members.    Neither any member of the Committee nor any of the Committee's permitted delegates shall be liable personally by reason of any contract or

A-3-21

  other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including counsel fees) and liabilities (including sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such person's own fraud or willful misconduct; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's certificate or articles of incorporation or bylaws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

          (i)    Payments Following Accidents or Illness.    If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

          (j)    Governing Law.    The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware without reference to the principles of conflicts of laws thereof.

          (k)    Electronic Delivery.    Any reference herein to a "written" agreement or document or "writing" will include any agreement or document delivered electronically or posted on the Company's intranet (or other shared electronic medium controlled or authorized by the Company to which the Participant has access).

          (l)    Funding.    No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be required to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees and service providers under general law.

          (m)    Reliance on Reports.    Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any Person or Persons other than such member.

          (n)    Titles and Headings.    The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

*    *    *

This Plan was adopted by the Board on March 20, 2015.

This Plan was approved by the Company's stockholders on [    •    ], 2015.

A-3-22

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. M88121-P62968 ! ! ! ! ! ! ! ! ! ! ! ! ! ! ! For All Withhold All For All Except For Against Abstain To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. LEVEL 3 COMMUNICATIONS, INC. 1025 ELDORADO BLVD. BROOMFIELD, CO 80021 ATTN: INVESTOR RELATIONS VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ElEcTRONIc DElIVERY OF FuTuRE PROXY MATERIAlS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIl Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Please sign exactly as your name(s) appear(s) on Proxy. If held in joint tenancy, all persons should sign. Trustees, adminis trators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy. lEVEl 3 cOMMuNIcATIONS, INc. 2. To approve the Level 3 Communications, Inc. Stock Incentive Plan. 3. To ratify the extension of our Rights Agreement, which is designed to protect our U.S. net operating loss carryforwards. 4. To approve the named executive officer executive compensation, which vote is on an advisory basis. 5. To consider a stockholder proposal regarding proxy access. 6. To authorize the transaction of such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof. THIS PROXY WHEN PROPERlY EXEcuTED WIll BE VOTED AS DIREcTED OR, IF NO DIREcTION IS GIVEN, WIll BE VOTED AS THE BOARD OF DIREcTORS REcOMMENDS WHERE A cHOIcE IS NOT SPEcIFIED. 01) James O. Ellis, Jr. 02) Jeff K. Storey 03) Kevin P. Chilton 04) Steven T. Clontz 05) Irene M. Esteves 06) T. Michael Glenn 07) Spencer B. Hays 08) Michael J. Mahoney 09) Kevin W. Mooney 10) Peter Seah Lim Huat 11) Peter van Oppen 1. Election of Directors Nominees: The Board of Directors Recommends a Vote FOR Items 1,2,3 and 4, and AGAINST Item 5.

M88122-P62968 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: Annual Report and Proxy is available at www.proxyvote.com. lEVEl 3 cOMMuNIcATIONS, INc. ANNuAl MEETING OF STOcKHOlDERS Thursday, May 21, 2015 9:00 a.m. Headquarters of level 3 communications, Inc. 1025 Eldorado Blvd. Broomfield, colorado 80021 level 3 communications, Inc. 1025 Eldorado Boulevard Broomfield, cO 80021 This proxy is solicited by the Board of Directors for use at the Annual Meeting on May 21, 2015. The shares of stock held in your account will be voted as you specify on the reverse side. By signing the proxy, you revoke all prior proxies and appoint John M. Ryan and Neil J. Eckstein, and each of them, with full power of substitution, to vote the shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments or postponements as described in the Notice of Annual Meeting and Proxy Statement dated April 7, 2015, receipt of which is hereby acknowledged. The proxies will vote as the Board of Directors recommends where a choice is not specified. For Level 3 Communications, Inc. 401(k) participants: The undersigned, as a participant in the Level 3 Communications, Inc. 401(k) Plan (“the Plan”), hereby directs Wells Fargo Bank, N.A. as Trustee for the Plan, to vote all shares of common stock of Level 3 Communications, Inc. allocated to my account in the Plan as of March 31, 2015. I understand that I am to mail this proxy card to Broadridge Financial Solutions, Inc., acting as tabulation agent, or vote by phone or by using the Internet as described on the reverse side of this card, and that my instructions must be received by Broadridge Financial Solutions, Inc. no later than midnight on May 18, 2015. If my instructions are not received by that date, or if the voting instructions are invalid because this form is not properly signed and dated, the shares in my account in the Level 3 Communications, Inc. 401(k) Plan will be voted in accordance with the terms of the Plan document and any other shares will not be voted. Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card. continued and to be signed on reverse side proxy